UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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INSTALLED BUILDING PRODUCTS, INC.

(Name of Registrant as Specified In Its Charter)

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IBP
INSTALLED BUILDING PRODUCTS INC.

PROXY STATEMENT FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

2017 ANNUAL REPORT

Notice of Annual Meeting of Stockholders

Thursday, May 31, 2018

INSTALLED BUILDING PRODUCTS, INC.

495 SOUTH HIGH STREET, SUITE 50

COLUMBUS, OHIO 43215

Notice of Annual Meeting of Stockholders to be held on May 31, 2018

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Installed Building Products, Inc. (the “Company”) will be held on Thursday, May 31, 2018 at 10:00 a.m. Eastern Time. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast.

The Annual Meeting is being held for the following purposes:

1.	To elect Margot L. Carter, Robert H. Schottenstein and Michael H. Thomas as directors to serve for three-year terms;
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;
3.	To conduct a non-binding advisory vote to approve the compensation of our named executive officers;
4.	To approve the material terms and performance criteria of our 2014 Omnibus Incentive Plan; and
5.	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed April 5, 2018 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

On or about April 20, 2018, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record at the close of business on the record date. The Notice contains instructions on how you can obtain internet access to our Proxy Statement and our Annual Report, which includes our Annual Report on Form 10-K for the 2017 fiscal year. The Notice also contains instructions on how you can request a paper copy of the proxy materials, including a form of proxy.

By Order of the Board of Directors

Shelley A. McBride
General Counsel and Secretary

Columbus, Ohio

April 20, 2018

Your vote is important. Whether or not you plan to attend the Annual Meeting webcast, please vote as promptly as possible to ensure your representation at the Annual Meeting. In order to vote, you must have the Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or your Annual Meeting registration confirmation (if you are a beneficial owner who registered to attend the Annual Meeting). You may vote in any of the following ways:

INSTALLED BUILDING PRODUCTS, INC.

IBP 2018 Proxy Statement | i

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Installed Building Products, Inc.

495 South High Street, Suite 50

Columbus, Ohio 43215

(614) 221-3399

PROXY STATEMENT FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

The 2018 Annual Meeting of Stockholders of Installed Building Products, Inc. (“Annual Meeting”) will be held on Thursday, May 31, 2018 at 10:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting hosted by means of a live webcast. This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors (sometimes referred to as the “Board”) for use at the Annual Meeting and any adjournment thereof.

We intend to begin mailing our Notice of Internet Availability of Proxy Materials (“Notice”) on or about April 20, 2018. Our Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report are available free of charge at www.envisionreports.com/IBP.

All references in this Proxy Statement to “we,” “us,” “our” or the “Company” refer to Installed Building Products, Inc.

All references in this Proxy Statement to our “Annual Report” refer to our 2017 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

A number of the questions and answers below refer to “stockholders of record” and “beneficial owners.” If your shares were registered directly in your name on the books of our transfer agent on the record date, then you are a stockholder of record. If your shares were held in an account at a brokerage firm, bank or other nominee on the record date (sometimes referred to as holding shares in street name), then you are a beneficial owner.

Q:	Can I attend the Annual Meeting in person?

A:	We will be hosting the Annual Meeting only by means of a live webcast. You will not be able to attend the meeting in person. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting. You may participate in the Annual Meeting in the following ways:

Stockholders of Record. You will be able to listen to the Annual Meeting, submit questions and vote by going to www.meetingcenter.io/244001279 prior to the meeting and clicking on “I have a Control Number.”

Beneficial Owners. You may participate in the Annual Meeting in one of two ways:

IBP 2018 Proxy Statement | 1

●	If you wish to submit questions or vote your shares during the Annual Meeting (rather than directing your brokerage firm, bank or other nominee how to vote your shares), you must register in advance to attend the Annual Meeting. See “How do I register to attend the Annual Meeting?” below. When you have received your confirmation of registration and Control Number, you will be able to listen to the Annual Meeting, submit questions and vote by going to www.meetingcenter.io/244001279 prior to the meeting and clicking on “I have a Control Number.”

●	If you wish to listen to the Annual Meeting, but do not wish to submit questions or vote during the Annual Meeting, you may go to www.meetingcenter.io/244001279 prior to the meeting and click on “I am a guest.”

The Annual Meeting webcast will start at 10:00 a.m. Eastern Time on Thursday, May 31, 2018. We encourage you to access the meeting website prior to the start time to allow ample time for check in. The password for the meeting is IBP2018.

Q:	How do I register to attend the Annual Meeting?

A:	Stockholders of Record. You do not need to register to attend the Annual Meeting webcast. Follow the instructions on your Notice or proxy card (if you received a printed copy of the proxy materials) to access the Annual Meeting. See “Can I attend the Annual Meeting in person?” above.

Beneficial Owners. If you wish to submit questions or vote your shares during the Annual Meeting (rather than directing your brokerage firm, bank or other nominee how to vote your shares), you must register in advance to attend the Annual Meeting. If you only want to listen to the Annual Meeting, then you do not need to register in advance. See “Can I attend the Annual Meeting in person?” above.

A beneficial owner wishing to attend the Annual Meeting webcast must provide our transfer agent, Computershare Trust Company, N.A. (“Computershare”) with your name, email address and a copy of a legal proxy from your brokerage firm, bank or other nominee reflecting your beneficial stock ownership in the Company. Registration requests must be in writing and be mailed to:

Computershare Investor Services

Installed Building Products, Inc. – Legal Proxy

462 South 4th Street, Suite 1600

Louisville, KY 40202

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 21, 2018. You will receive a confirmation email from Computershare acknowledging your registration along with a Control Number for the Annual Meeting.

Q:	What is the purpose of the Annual Meeting?

A:	The items of business to be brought before the Annual Meeting are:

1.	To elect Margot L. Carter, Robert H. Schottenstein and Michael H. Thomas as directors to serve for three-year terms;
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;
3.	To conduct a non-binding advisory vote to approve the compensation of our named executive officers;
4.	To approve the material terms and performance criteria of our 2014 Omnibus Incentive Plan; and

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5.	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

Following the meeting, we will respond to questions from our stockholders.

Q:	Could other matters be decided at the Annual Meeting?

A:	Our Amended and Restated Bylaws (“Bylaws”) require that we receive advance notice of any proposal from a stockholder to be brought before the Annual Meeting. We have not received notice of any stockholder proposals for the Annual Meeting. If any other matters were to properly come before the Annual Meeting, the persons named as proxies will have the discretion to vote on those matters in accordance with their best judgment.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Only holders of record of our common stock at the close of business on April 5, 2018, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. At the close of business on April 5, 2018, we had 31,518,607 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other matter to be voted on at the Annual Meeting.

Stockholders of Record. You may vote your shares in any of the ways specified below in “How do I vote?”

Beneficial Owners. If you are a beneficial owner, the Notice was forwarded to you by your brokerage firm, bank or other nominee. The organization holding your account is the stockholder of record for purposes of attending and voting at the Annual Meeting; however, you have the right to direct the organization how to vote the shares in your account. Alternatively, you may vote your shares directly at the Annual Meeting by obtaining a legal proxy from your brokerage firm, bank or other nominee and registering in advance to attend the Annual Meeting webcast. See “How do I register to attend the Annual Meeting?” above.

A list of our stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder during ordinary business hours at our principal executive offices at 495 S. High Street, Suite 50, Columbus, Ohio 43215 for a period of ten days prior to the Annual Meeting. During the Annual Meeting, the list will be available for examination at www.meetingcenter.io/244001279.

Q:	How do I vote?

A.	Stockholders of Record. You may vote in any of the following ways:

On the Internet. You may vote at www.envisionreports.com/IBP, 24 hours a day, seven days a week. You will need the Control Number included on your Notice or proxy card (if you received a printed copy of the proxy materials). Votes submitted through the internet must be received no later than the closing of the polls at the Annual Meeting.

By Telephone. You may vote using a telephone by calling 1-800-652-8683, 24 hours a day, seven days a week. You will need the Control Number included on your Notice or proxy card (if you received a printed copy of the proxy materials). Votes submitted by telephone must be received no later than the closing of the polls at the Annual Meeting.

By Mail. If you received printed proxy materials, you may vote by completing, signing and dating each proxy card you received and returning it in the prepaid envelope to Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY 40202. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than May 30, 2018.

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At the Annual Meeting. Instructions on how to vote during the Annual Meeting webcast are posted at www.meetingcenter.io/244001279. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

Voting on the internet, by telephone or at the Annual Meeting authorizes the persons named as proxies to vote as you direct in the same manner as if you had completed, signed, dated and returned a proxy card. If you vote on the internet or by telephone, or plan to vote during the Annual Meeting webcast, do not return your proxy card(s).

Beneficial Owners. You have the right to direct your broker, bank or other nominee how to vote your shares. If you are a beneficial owner, the Notice was forwarded to you by the organization holding your account and you should follow the voting instructions provided by that organization. The availability of internet and telephone voting will depend on the voting options of your broker, bank or other nominee. If you do not provide the organization holding your account with instructions on how to vote your shares, the organization may be able to vote your shares with respect to some of the proposals to be voted on at the Annual Meeting, but not all of the proposals. See “What happens if I do not vote my shares?” below.

Instead of directing your broker, bank or other nominee how to vote your shares, you may elect to attend the Annual Meeting and vote your shares during the meeting. If you wish to vote your shares during the Annual Meeting, you must register in advance. See “How do I register to attend the Annual Meeting?” above. When you have received your confirmation of registration and Control Number, you may vote in any of the ways in which a stockholder of record may vote described above except by mail.

Q:	What does it mean if I received more than one proxy card or Notice?

A:	If you received more than one proxy card or Notice, your shares are registered in more than one name or are registered in multiple accounts. To make certain all of your shares are voted, please complete, sign, date and return each proxy card that you received, or if you vote via the internet, by telephone or at the Annual Meeting, vote once for each Notice that you received.

Q:	Can I revoke my proxy or change my vote?

A:	Stockholders of Record. You may revoke your proxy or change your vote at any time before the closing of the polls at the Annual Meeting by:

●	signing and returning a new proxy card with a later date;
●	submitting a later-dated vote on the internet or by telephone — only your latest internet or telephone vote will be counted;
●	participating in the Annual Meeting webcast and voting during the meeting; or
●	delivering a written revocation to our Corporate Secretary at Installed Building Products, Inc., 495 South High Street, Suite 50, Columbus, Ohio 43215, which must be received no later than May 30, 2018.

If you attend the Annual Meeting without voting during the meeting, it will not cause a previously submitted vote to be revoked unless you specifically request that your prior proxy be revoked.

Beneficial Owners. You should contact the broker, bank or other nominee holding your shares to obtain instructions for revoking or changing your vote. If you registered in advance to attend the Annual Meeting, you may change your vote by submitting a later-dated vote on the internet or by telephone or by participating in the Annual Meeting webcast and by submitting a later vote during the meeting.

Q:	What happens if I do not vote my shares?

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A.	Stockholders of Record. If you do not vote by proxy card, by telephone, on the internet, or during the Annual Meeting live webcast, your shares will not be voted at the Annual Meeting. If you submit a proxy but fail to provide instructions on how you want your shares to be voted, your proxy will be voted in the manner recommended by the Board of Directors as follows:

●	FOR the election of Margot L. Carter, Robert H. Schottenstein and Michael H. Thomas as directors to serve for three-year terms;
●	FOR the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;
●	FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and
●	FOR the approval of the material terms and performance criteria of our 2014 Omnibus Incentive Plan.

We do not expect any other business to properly come before the Annual Meeting; however, if any other business should properly come before the Annual Meeting, the persons named as proxies will vote your shares on such matters in accordance with their best judgment.

Beneficial Owners. If you do not provide your broker, bank or other nominee with voting instructions for your shares, your broker, bank or other nominee may nevertheless vote your shares on certain routine, or “discretionary,” matters. The ratification of the appointment of our independent registered public accounting firm is currently considered a discretionary matter. On this proposal, the organization holding your account may vote your shares in the absence of voting instructions or may choose not to vote your shares. The other matters to be voted on at the meeting are not considered discretionary and cannot be voted by your broker, bank or other nominee without your instructions. When a broker, bank or other nominee is not able to vote shares for this reason, it is called a “broker non-vote.” In the case of a broker non-vote, your shares will not have any effect on the outcome of any proposal other than the ratification of the appointment of our independent registered public accounting firm.

If you are a beneficial owner and registered in advance to attend the Annual Meeting webcast but do not vote your shares on the internet, by telephone or during the Annual Meeting live webcast, your shares will not be voted at the Annual Meeting.

Q:	How many shares must be present in order to conduct business at the Annual Meeting?

A:	In order to carry out the business of the Annual Meeting, a minimum number of shares, constituting a quorum, must be present. A quorum is present if holders of at least a majority of the outstanding shares of our common stock entitled to vote are present or represented by proxy at the Annual Meeting. At the close of business on April 5, 2018, we had 31,518,607 shares of common stock outstanding and entitled to vote at the Annual Meeting, meaning that at least 15,759,304 shares of common stock must be present or represented by proxy to have a quorum. If a quorum is not present at the Annual Meeting, the meeting may be adjourned from time to time until a quorum is present.

If you are a stockholder of record and you submit a proxy, your shares will be counted to determine the presence of a quorum, even if you abstain from voting or fail to provide voting instructions on one or more of the proposals. If you are a beneficial owner and you do not direct your broker, bank or other nominee how to vote your shares, your shares will be counted for purposes of determining the presence of a quorum if the institution submits a proxy, even if your shares are not voted with respect to one or more proposals. If you obtain a legal proxy from your broker, bank or other nominee and you fail to vote your shares, your shares will not be counted for purposes of determining a quorum.

Q:	How many votes are required to approve each proposal?

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A.	Proposal	Required Vote

	Proposal 1 – To elect Margot L. Carter, Robert H. Schottenstein and Michael H. Thomas as directors to serve for three-year terms	Majority of the votes cast at the Annual Meeting

	Proposal 2 – To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018	Majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote

	Proposal 3 – To approve, on a non-binding advisory basis, the compensation of our named executive officers	Majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote

	Proposal 4 – To approve the material terms and performance criteria of our 2014 Omnibus Incentive Plan	Majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote

Q:	How can I find the voting results of the Annual Meeting?

A:	Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final voting results in an amendment to the Form 8-K as soon as they become available.

Q:	Why did I receive a Notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?

A:	We are making our proxy materials available to our stockholders electronically on the internet by mailing the Notice to our stockholders instead of mailing a full set of proxy materials. The Notice contains instructions on how to access an electronic copy of our proxy materials, including this Proxy Statement and our Annual Report. The Notice also contains instructions on how to request a paper copy of this Proxy Statement, including a form of proxy. We believe this process allows us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of printing and distributing our proxy materials.

Q:	Who is conducting this proxy solicitation?

A:	Our Board of Directors is soliciting your vote for the proposals being submitted to the stockholders at the Annual Meeting. Solicitation is being made by mail or internet but could also be made by our directors, officers and select other employees telephonically, electronically or by other means of communication. The Company will bear the cost of soliciting proxies. Directors, officers and employees who help us in the solicitation will not be specially compensated for those services, but we may reimburse them for their out-of-pocket expenses incurred in connection with the solicitation. We are requesting brokers, banks and other nominees to forward our soliciting materials to beneficial owners of our common stock and we will reimburse them for their reasonable out-of-pocket expenses.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Overview

At the Annual Meeting, three directors are to be elected to serve for three-year terms. Each nominee elected as a director will continue in office until the 2021 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. Our directors are divided into three classes, with one class of directors elected annually for three-year terms. Our directors are classified into the following three classes:

Director	Class I	Class II	Class III

Margot L. Carter		●

Jeffrey W. Edwards			●

Lawrence A. Hilsheimer			●

Janet E. Jackson			●

Michael T. Miller	●

J. Michael Nixon	●

Robert H. Schottenstein		●

Michael H. Thomas		●

Vikas Verma	●

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated and is submitting to a vote of our stockholders a proposal to elect Margot L. Carter, Robert H. Schottenstein and Michael H. Thomas as directors. All of the nominees are incumbent directors and are independent Board members. In making its recommendation, the Nominating and Corporate Governance Committee considered the experience, qualifications, attributes and skills of each nominee, as well as the nominee’s individual contributions to our Board. See “Corporate Governance – Director Qualification and Board Diversity.”

Majority Voting

In response to a stockholder proposal approved at the 2017 Annual Meeting of Stockholders, effective February 22, 2018, the Board approved the amendment and restatement of our Bylaws, which included implementation of majority voting in uncontested director elections. The amended and restated Bylaws provide that a director nominee may be elected only upon the affirmative vote of a majority of the total votes cast, which means that the number of shares voted “for” a director’s election must exceed the number of shares voted “against” that director’s election. Votes cast do not include abstentions or broker non-votes. Prior to the amendment and restatement of the Bylaws, directors were elected by a plurality of votes cast, whether or not the election was contested. The Bylaws retain plurality voting for contested director elections.

Any incumbent director who fails to receive a majority of votes is required to promptly tender his or her resignation to the Board. Such resignation will become effective only upon its acceptance by the Board. The Nominating and Corporate Governance Committee will recommend to the Board whether to accept or reject the resignation, and the Board will act upon such resignation and publicly disclose its decision within 90 days from the date of the certification of the election results.

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Director Nominees

Nominees for Board membership are expected to demonstrate leadership and to possess outstanding integrity, values and judgment. Our nominees have a blend of historical and new perspectives about our Company. Our Nominating and Corporate Governance Committee and our Board of Directors have determined that each of the nominees possesses the right skills, experience and perspectives, collectively with other directors, to comprise a well-rounded, highly effective Board of Directors, and have determined that the nominees add to the overall diversity of the Board by bringing a wide range of experiences spanning various industries and organizations.

Based on the Nominating and Corporate Governance Committee’s recommendation and the nominees’ credentials, experience, attributes and skills outlined below under the caption “Information Regarding the Director Nominees and Directors Continuing in Office,” the Board of Directors has determined that the nominees can make a significant contribution to the Board and should serve as directors of the Company. Each nominee has accepted the nomination and has agreed to serve if elected. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the persons named as proxies will use their discretion to vote for the election of the remaining nominees and for the election of any substitute nominee nominated and recommended by the Board.

Information Regarding the Director Nominees and Directors Continuing in Office

The following biographical information regarding each director nominee and director continuing in office is as of April 20, 2018. In addition to age and tenure as a director of the Company, it includes information about each individual’s principal occupation, professional experience, including public company and other directorships during the past five years, educational background, and certain other attributes, qualifications and skills that led the Nominating and Corporate Governance Committee and the Board to conclude that each individual should be nominated for election.

The average age of our directors is 61, with an average tenure of seven years. Our independent directors have an average tenure of four years. Our Board is comprised of 22% women and 22% minorities.

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Director Nominees Class II – Terms to Expire at the 2021 Annual Meeting of Stockholders
Margot L. Carter Independent Age 50 Director since 2014 and Presiding Independent Director since 2015

Occupation

President and Founder, Living Mountain Capital L.L.C., a business advisory consulting firm, which advises clients on corporate governance, business strategy, business development, strategic alliances and acquisitions (1998–present)

Education

B.A. in Economics and History, Binghamton University and J.D., Fordham University School of Law

Experience

●   Executive Vice President, Chief Legal Officer and Secretary, RealPage, Inc., a publicly traded leading global software solutions and big data company in the commercial, multifamily, single-family and vacation rental industries (2010–2015)

●   Executive Vice President and General Counsel, The Princeton Review, Inc.

●   Executive Vice President, General Counsel and Managing Director, Soundview Technology Group, Inc.

●   Assistant General Counsel, Cantor Fitzgerald and eSpeed, Inc.

Other Board Service

●   Eagle Materials, Inc., a publicly traded leading provider of building materials, member of Corporate Governance and Nominating and Audit committees

●   Freeman Company, one of the world’s largest brand experience companies, member of Audit and Compensation committees

●   NACD North Texas

Ms. Carter’s experience as a business builder in the technology, real estate and construction industries and experience in global business strategy, development, acquisitions and corporate governance, both as a C-Suite executive, general counsel and board member of global public and private companies, make her a valued member of the Board.

Robert H. Schottenstein Independent Age 65 Director since 2014

Occupation

Chairman (since 2004), Chief Executive Officer (since 2004) and President (since 1996) of M/I Homes, Inc., one of the largest publicly traded home builders in the U.S.

Education

B.A., Indiana University and J.D., Capital University Law School

Experience

●   Private practice of law specializing in commercial real estate, corporate and banking transactions

●   Central Ohio Building Industry Association “Builder of the Year” Award 2002

●   “Executive of the Year” for the homebuilding industry by Builder Magazine 2008

Other Board Service

●   L Brands, a publicly traded leading specialty retailer focused on women’s intimate and other apparel, personal care, beauty and home fragrance categories, member of Audit Committee

●   The Ohio State University Wexner Medical Center

●   The Ohio State University Foundation

●   Executive Committee of The Policy Advisory Board of Harvard University’s Joint Center for Housing Studies

Mr. Schottenstein’s experience in the homebuilding industry and as an executive and board member of public companies make him a valued member of the Board.

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Michael H. Thomas Independent Age 68 Director since 2014

Occupation

Former partner, Stonehenge Partners, Inc., a private mezzanine and equity investment firm, where he provided counsel in investment origination, portfolio asset management and disposition of investments (1999–2014)

Education

B.A. in Business Administration, University of Notre Dame

Experience

●   Executive Vice President and Treasurer, JMAC, Inc., the holding and investment company of the McConnell family of Worthington, Ohio, where he directed investments in the financial services, publishing, health care, real estate and manufacturing sectors and was responsible for the McConnell family’s financial, estate and income tax planning

●   Manager of Ernst & Young LLP Columbus, Ohio tax practice

Other Board Service ● Served as a director for the Company’s predecessor from 2004 to 2011
Mr. Thomas’ significant business and investment experience, knowledge of our business and accounting background make him a valued member of the Board.
Directors Continuing in Office Class III – Terms to Expire at the 2019 Annual Meeting of Stockholders
Jeffrey W. Edwards Age 54 Chairman of the Board since 1999

Occupation

Our President (since 2011), Chief Executive Officer (since 2004) and Chairman (since 1999)

Education

B.S. in Marketing, Miami University

Experience

●   Officer and strategist for several family-owned companies across a variety of industries, including multi-family and student housing development and management, industrial tool distribution, wholesale building supply, homebuilding, land and real estate development and real estate brokerage

●   Commercial real estate development throughout the U.S.

Other Board Service Board of Trustees, Columbus Museum of Art
Mr. Edwards’ leadership, executive, managerial and business experience, along with his more than 29 years of experience in the industry make him a valued member of the Board.

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Lawrence A. Hilsheimer Independent Age 60 Director since 2014

Occupation

Executive Vice President and Chief Financial Officer, Greif, Inc., a publicly traded global leader in industrial packing products and services (2014–present)

Education

B.A. in Business Administration, Fisher College of Business, The Ohio State University and J.D., Capital University Law School

Experience

●   Executive Vice President and Chief Financial Officer, The Scotts Miracle-Gro Company, a publicly traded manufacturer of branded consumer lawn and garden products (2013–2014)

●   Executive Vice President and Chief Financial Officer, Nationwide Mutual Insurance Company, a provider of property and casualty insurance and financial services, President and Chief Operating Officer of multiple business units, including Nationwide Direct and Customer Solutions and Nationwide Retirement Plans

●   Vice Chairman and Regional Managing Partner, Deloitte & Touche USA, LLP

Other Board Service

●   Root Insurance Company, member of Audit and Investment committees

●   Dean’s Advisory Council, Fisher College of Business

●   The Ohio State University Board of Trustees, member of Audit and Compliance Committee

Mr. Hilsheimer’s broad business background and corporate finance and public accounting experience, including as a chief financial officer with responsibility and accountability for all corporate and operating finance functions, make him a valued member of the Board

Janet E. Jackson Independent Age 65 Director since 2014

Occupation

Former President and Chief Executive Officer, United Way of Central Ohio, a nonprofit organization and one of the largest United Way affiliates in the U.S. (2003–2017)

Education

B.A. in History, Wittenberg University and J.D., National Law Center at The George Washington University

Experience

●   Columbus City Attorney, Columbus, Ohio

●   Franklin County Municipal Court Judge

●   First woman and first African American to hold her position at United Way and to be elected as Columbus City Attorney, and the first African American female judge in Franklin County history

Other Board Service ● Wittenberg University ● Columbus Jazz Arts Group ● United Way Retirees Association
Ms. Jackson’s significant leadership experience, as well as extensive strategy and legal background, make her a valued member of the Board.

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Class I – Terms Expire at the 2020 Annual Meeting of Stockholders
Michael T. Miller Age 53 Director since 2004

Occupation

Our Executive Vice President – Finance (since 2004) and Chief Financial Officer (since July 2013)

Education

●   B.A. in Economics and German, Wake Forest University

Experience

●   Senior Vice President/Managing Director, Corporate Investment Banking, Huntington Capital Corp., a subsidiary of Huntington Bancshares, Inc., a regional bank holding company

●   Various positions with Deutsche Bank and Canadian Imperial Bank of Commerce

●   First Union National Bank, Charlotte, North Carolina

Other Board Service

●   BMC Stock Holdings, Inc., a publicly traded leader in diversified building products and services to builders, contractors and professional remodelers in the U.S., member of Audit Committee

Mr. Miller’s extensive experience with us in the building products industry, background in finance and knowledge of financial reporting make him a valued member of the Board.
J. Michael Nixon Age 73 Director since 2012

Occupation

Founder and Chief Executive Officer, TCI Contracting, LLC, installer of building products and one of our subsidiaries (2006–present)

Education

Attended Memphis State University

Experience

Quality Insulation Inc., a Connecticut-based insulation installer

Other Boards ● Cherokee County Airport Authority Georgia Properties Commission
Mr. Nixon’s extensive experience and leadership in the building products installation industry make him a valued member of the Board.

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Vikas Verma Age 65 Director since 2017

Occupation

Chief Executive Officer of our subsidiaries Trilok Industries, Inc., Alpha Insulation & Water Proofing Company and Alpha Insulation & Water Proofing, Inc. (the “Alpha companies), installers of commercial waterproofing, insulation, fireproofing and fire stopping (2012– present)

Education

B.A. in Engineering and Associate’s Degree in International Marketing and Marketing Management, University of Bombay

Experience

●   Founder of the Alpha Companies

●   President of Alamo Insulation Co., a residential insulation company

Other Board Service ● National Association of Minority Contractors
Mr. Verma’s more than 36 years of experience in commercial and specialty construction make him a valued member of the Board.

Required Vote and Recommendation of the Board

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the election of each nominee as a director. A majority of votes cast means that the number of shares voted “FOR” a director must exceed the number of votes cast “AGAINST” the director. “ABSTAIN” votes and broker non-votes will not be counted as votes cast either “FOR” or “AGAINST” the director’s election.

Unless otherwise instructed, the persons named as proxies will vote “FOR” each nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MARGOT L. CARTER, ROBERT H. SCHOTTENSTEIN AND MICHAEL H. THOMAS AS DIRECTORS, EACH TO SERVE A THREE-YEAR TERM.

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CORPORATE GOVERNANCE

Composition and Responsibilities of the Board

Our business and affairs are managed under the direction of our Board of Directors. Although the Board does not have responsibility for the day-to-day management of the Company, our directors stay informed about the Company’s business through regular meetings and interactions with management. The Board’s responsibilities include oversight of:

●	the Company’s performance, strategies and major decisions, including acquisitions;
●	the Company’s compliance with legal and regulatory requirements;
●	the integrity of the Company’s financial statements;
●	management’s practices for identifying, managing and mitigating key enterprise risks;
●	management’s performance and succession planning; and
●	executive and director compensation.

Our Bylaws provide that the number of directors constituting the Board is fixed from time to time by a majority vote of the directors then in office. No decrease in the authorized number of directors will result in the removal of an incumbent director until that director’s term of office expires. Vacancies may be filled by the Board.

Our Board of Directors currently consists of nine members. Our Second Amended and Restated Certificate of Incorporation provides that our directors are divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III, with one class of directors elected annually for three-year terms. Each director holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. As a result, only one class of directors is elected at each annual meeting of stockholders, with the other classes of directors continuing to serve for the remainder of their respective terms.

Director Qualification and Board Diversity

Our Nominating and Corporate Governance Committee is responsible for annually reviewing and evaluating the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of both new candidates and current directors for director positions, the Nominating and Corporate Governance Committee, in recommending candidates, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, consider whether there are evolving needs of the Board that may require expertise in a particular field. The entirety of each candidate’s credentials is evaluated, with no specific eligibility requirements or minimum qualifications.

The Nominating and Corporate Governance Committee and the Board take into account numerous factors, including those set forth in the “skills matrix” below. The skills matrix helps the Nominating and Corporate Governance Committee and the Board determine whether a candidate or a Board member possesses one or more of the skill sets and attributes set forth in the matrix that may qualify him or her for service on the Board or a particular committee.

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Industry Knowledge	Financial Skills	Experience	Diversity	Miscellaneous
● Housing ● Construction	● Public Company ● Financial Reporting ● Capital Structure Experience ● M&A Transactions ● IT / Risk Management	● Public Board ● Audit Committee ● Compensation Committee ● Corporate Governance / Nominating Committee ● Executive Leadership Strategic / Operational	● Age ● Gender ● Race / Ethnicity ● Geographic	● Time Commitment

The Nominating and Corporate Governance Committee and the Board also take into account whether the nominee meets applicable criteria for independence and whether the individual will enhance the diversity of views and experiences available to the Board in its deliberations. If the nominee is a current director, the Nominating and Corporate Governance Committee also considers the director’s individual contributions to the Board, the director’s ability to work collaboratively with other directors and the effectiveness of the Board as a whole. The Nominating and Corporate Governance Committee and the Board do not assign specific weight to any particular factor, and depending on the current needs of the Board, may weigh a factor or factors more or less heavily.

Although the Nominating and Corporate Governance Committee and the Board of Directors do not have a written diversity policy, the Board, as a group, is expected to represent a broad diversity of backgrounds and experience in business matters, and our current Board is comprised of 22% women and 22% minorities. The Nominating and Corporate Governance Committee believes that the collective experience of our directors, covering a wide range of backgrounds, skills, geographies, industries, ages, gender and race, serves to make the Board balanced and well diversified.

In identifying potential candidates for Board membership, the Nominating and Corporate Governance Committee may rely on recommendations from directors, stockholders, management and others. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by stockholders and nominees recommended by other sources, and evaluates candidates recommended by stockholders on a substantially similar basis as it considers other nominees.

Stockholders desiring to recommend or nominate a director candidate must comply with certain procedures. If you are a stockholder and desire to nominate a director candidate at the 2019 Annual Meeting of Stockholders, you must comply with the procedures for nomination set forth in the section entitled “Proposals of Stockholders for the 2019 Annual Meeting.” Stockholders who do not wish to nominate a director at an annual meeting may recommend a director candidate to the Nominating and Corporate Governance Committee for consideration at any time by giving written notice of the recommendation to our Corporate Secretary at Installed Building Products, Inc., 495 South High Street, Suite 50, Columbus, Ohio 43215. The recommendation must include the candidate’s name, age, business address, residence address and principal occupation or employment, as well as a description of the candidate’s qualifications, attributes and other skills. The Nominating and Corporate Governance Committee may require the submission of additional information before considering the candidate. A written consent from the candidate consenting to serve as a director, if elected, must accompany the recommendation. These procedural requirements are intended to ensure that the Nominating and Corporate Governance Committee has sufficient time and a basis on which to assess potential director candidates and are not intended to discourage or interfere with appropriate stockholder nominations.

Director Independence

Based upon information provided by each director concerning his or her background, education, employment, experience and affiliations, our Nominating and Corporate Governance Committee and Board of Directors have

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determined that each of Ms. Carter, Ms. Jackson and Messrs. Hilsheimer, Schottenstein and Thomas has no material relationship with the Company or its subsidiaries, either directly or indirectly, that would interfere with the exercise of his or her independent judgment, and that each qualifies as an “independent director” as defined in the rules of the New York Stock Exchange (“NYSE”) and the rules promulgated by the SEC.

When determining whether a director qualifies as independent, the Board broadly considers all relevant facts and circumstances to determine whether the director has any material relationship with the Company, either directly or indirectly, that would interfere with the exercise of independent judgment. In the course of determining the independence of Mr. Schottenstein, the Board considered that Mr. Schottenstein is the Chief Executive Officer of M/I Homes, Inc., a company with which we conduct transactions in the ordinary course of our business. Based on the aggregate annual value of these transactions (less than 1% of the annual revenues of each of the Company and M/I Homes, Inc. in 2017) and the nature of the transactions (which is the sale and installation of building products in the ordinary course of business of both companies), the Board does not believe that this relationship impairs the independence of Mr. Schottenstein or that Mr. Schottenstein has any material interest in any transaction between the Company and M/I Homes, Inc. Upon careful consideration, the Board of Directors has determined that our Board is comprised of a majority of independent directors, and that each Board committee is comprised solely of independent directors. There are no family relationships among any of our executive officers or any of our directors.

Board Leadership Structure

Mr. Edwards serves as our President, Chief Executive Officer and Chairman. The Board regularly evaluates its governance structure and has concluded that the Company and its stockholders are best served by not having a formal policy regarding whether the same individual should serve as both chairman and chief executive officer. This approach allows the Board to exercise its business judgment in determining the most appropriate leadership structure in light of the prevailing facts and circumstances facing the Company, including the composition and tenure of the Board, the tenure of the Chief Executive Officer, the strength of the Company’s management team, the Company’s recent financial performance, the Company’s strategic plan and the economic environment, among other factors. The positions of Chairman and Chief Executive Officer have historically been combined at our Company.

We believe that a combined Chairman and Chief Executive Officer role helps provide strong and consistent leadership for our management team and Board of Directors. In reviewing our leadership structure, the Board has considered that:

●	Mr. Edwards has extensive experience in our industry;
●	Mr. Edwards demonstrates the leadership and vision necessary to lead the Board and our Company in challenging industry environments;
●	Mr. Edwards exercises leadership that has generated strong operational performance;
●	Mr. Edwards is viewed by our customers, stockholders, suppliers and other business partners as a leader in our industry; and
●	Mr. Edwards has a strong working relationship with the Board.

Based on the demonstrated success of our structure to date, both in terms of the functioning of the Board and the growth and performance of the Company, and the continued benefits of retaining Mr. Edwards’ strategic perspective in the position of Chairman, the Board believes that having a combined position is the appropriate leadership structure for the Company at this time.

To support our leadership structure, we have established a Presiding Independent Director position. Our Presiding Independent Director is elected annually by the independent directors on our Board. Ms. Carter, a director since 2014, currently serves as our Presiding Independent Director. Ms. Carter works with management to determine information to be provided to the Board, chairs regular executive sessions of the independent directors and serves as liaison between management and the Board as well as among independent directors. She regularly attends the meetings of the various Board committees.

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We believe that having a combined Chief Executive Officer and Chairman position, together with a Presiding Independent Director and a Board of Directors comprised of a majority of independent directors, provides the best leadership structure for our Company at the present time. The Board periodically reviews our leadership structure and retains the authority to modify the structure when appropriate.

Executive Sessions of the Board

Our Board of Directors holds regularly scheduled executive sessions in which the independent directors meet without the presence or participation of management. These meetings allow the independent directors to discuss the business and affairs of the Company, as well as matters concerning management, without any member of management present. At these meetings, Ms. Carter serves as the Presiding Independent Director who chairs the meetings and acts as liaison among the independent directors and the other Board members and management. As part of the executive sessions, the independent directors may meet with our Chief Executive Officer, our management team members and representatives of our independent registered public accounting firm as they deem necessary or appropriate.

Annual Board and Committee Self-Assessments

Pursuant to NYSE requirements, our Corporate Governance Guidelines and the charters of each of the Board committees, the Board and each of its committees conduct an annual self-assessment. This self-assessment is intended to determine whether the Board and the committees are functioning effectively and to provide them with an opportunity to improve their effectiveness. The self-assessment enables directors to provide confidential feedback on topics ranging from Board and committee composition and structure to responsibility and accountability of directors. A summary of the results is presented to the Nominating and Corporate Governance Committee, which is responsible for oversight of the process. The Nominating and Corporate Governance Committee reports the results of these self-assessments to the Board, which considers ways in which Board and committee effectiveness may be enhanced. This process helps identify opportunities to consider implementing new practices and procedures as appropriate. While the formal Board and committee self-evaluation is conducted on an annual basis, the directors share perspectives, feedback and suggestions year-round.

Role of the Board in Risk Oversight

Risk assessment and oversight are an integral part of our corporate governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into both our overall corporate strategy and our day-to-day business operations.

It is management’s responsibility to identify, evaluate, manage and mitigate risk within the context of our strategic plans and to bring to the Board’s attention the most material risks facing the Company. It is the Board’s responsibility to oversee our risk management processes and to ensure that management is taking appropriate action to manage material risks. The Board also has responsibility for oversight of leadership succession for our most senior officers, including the Chief Executive Officer, and reviews succession plans on an annual basis.

Management regularly discusses strategic and operational risks, including a focused analysis of specific risks facing the Company. In addition, our risk assessment practices, including auditing procedures, internal controls over financial reporting, and compliance policies and programs, are designed to inform management about our material risks. Throughout the year, management reviews these risks with the Board and its committees as part of presentations that focus on particular business functions, operations or strategies. At the meetings, management advises the Board concerning major risk exposure and the steps taken to monitor, mitigate or eliminate material risks.

Our Board of Directors does not have a standing risk management committee, choosing instead to administer this oversight function through the entire Board.

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Board of Directors

Oversees overall risk management function and strategic risks to the Company. The Board has delegated certain risk management oversight to its committees in their areas of responsibility. The Board is kept informed of each committee’s risk oversight and other activities through reports to the Board presented at every regular Board meeting.

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Monitors financial statement integrity and compliance, including internal controls over financial reporting. Monitors operational and strategic risks related to the Company’s financial affairs, including strategies for managing financial exposure and contingent liabilities. Monitors compliance with ethics, investment and related-party transaction policies.	Monitors potential risks related to the design and administration of our compensation plans, policies, and programs, including our performance-based compensation programs, to promote appropriate incentives that do not encourage executive officers or employees to take unnecessary and/or excessive risks.	Monitors potential risks related to our governance practices, including reviewing succession plans and performance and composition of the Board, monitoring legal developments and trends regarding corporate governance practices and reviewing the effectiveness of our Corporate Governance Guidelines.

Meetings of the Board and Director Attendance at Annual Meeting of Stockholders

The Board of Directors held five meetings during 2017. Each director attended, in person or by telephone, at least 75% of the total number of meetings of both the Board and the committees on which he or she served during the year. Board agendas are set in advance by management with the assistance of the Presiding Independent Director to ensure that appropriate subjects are covered. Any member of the Board may request that an item be included on the agenda. Directors are provided with materials in advance of meetings and are expected to review these materials before each meeting to ensure that time in Board and committee meetings is focused on active discussions versus lengthy presentations. The independent directors held four meetings in executive session during 2017 (without the presence of Mr. Edwards or other employees of the Company) to discuss various matters related to the oversight of the Company and the management of Board affairs.

Although we do not have a formal policy requiring Board members to attend annual meetings of our stockholders, our directors are expected to make every effort to attend our stockholders’ meetings. All of our directors attended the Annual Meeting of Stockholders in 2017.

Board Committees

The Board has established three standing committees to assist it in the discharge of its duties. The table below shows the current membership for each of these committees:

Member	Audit	Compensation	Nominating and Corporate Governance

Margot L. Carter	●		Chair

Lawrence A. Hilsheimer	Chair		●

Janet E. Jackson		Chair	●

Robert H. Schottenstein		●

Michael H. Thomas	●	●

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Audit Committee

Chair:

Lawrence A. Hilsheimer

Additional Members:

Margot L. Carter

Michael H. Thomas

Meetings in 2017: 4

—    All members are independent under applicable rules of the SEC and NYSE and are “financially literate” under applicable rules of the NYSE

—    Mr. Hilsheimer is an “audit committee financial expert” under applicable rules of the SEC

—    Governed by a Board-approved charter

The Audit Committee oversees our corporate accounting and financial reporting processes and is primarily responsible for:

●   selecting our independent registered public accounting firm and determining its scope of engagement;

●   evaluating the firm’s qualifications, independence and performance;

●   approving the scope of the annual audit and fees;

●   approving audit and non-audit services to be performed by the firm, taking into consideration whether the firm’s provision of non-audit services is compatible with maintaining its independence;

●   ensuring the rotation of partners of the firm on our engagement team;

●   reviewing the adequacy and effectiveness of our accounting and financial reporting processes, internal controls and our financial statement audits;

●   reviewing major financial risk exposures and the steps management has taken to monitor and control such exposures;

●   overseeing complaints received regarding accounting, internal accounting controls or auditing matters;

●   reviewing related-party transactions for potential conflicts of interest;

●   reviewing reports to management prepared by our internal audit department and management’s responses;

●   reviewing and discussing with management and our independent registered public accounting firm our financial statements and management’s discussion and analysis of financial condition and results of operations;

●   evaluating, at least annually, the performance of the Audit Committee and its members, including compliance by the Audit Committee with its charter; and

●   handling such other matters that are specifically delegated to the Audit Committee by the Board.

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Compensation Committee

Chair:

Janet E. Jackson

Additional Members:

Robert H. Schottenstein

Michael H. Thomas

Meetings in 2017: 6

—    All members are independent under applicable rules of the NYSE and are “non-employee directors” under applicable rules of the SEC and are “outside directors” under the Internal Revenue Code

—    Governed by a Board-approved charter

The Compensation Committee oversees the compensation of our executive officers, including our Chief Executive Officer, and is responsible for, among other things:

●   reviewing and determining the compensation, employment agreements, severance arrangements and other benefits of our executive officers;

●   approving, on an annual basis, the corporate goals and objectives relevant to the compensation of our executive officers and evaluating their performance in light of such goals and objectives;

●   administering our 2014 Omnibus Incentive Plan;

●   making recommendations to the Board with respect to non-employee director compensation;

●   reviewing and discussing with management our Compensation Discussion and Analysis;

●   reviewing any risks arising from our compensation policies and practices for our executives and employees that would be reasonably likely to have a material adverse effect on the Company;

●   retaining the advice of a compensation consultant, independent legal counsel or other adviser after taking into consideration the factors required by any applicable requirements of law and NYSE rules;

●   overseeing the appointment, work and compensation of compensation consultants, independent legal counsel and other advisers engaged by the Compensation Committee;

●   evaluating, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter; and

●   handling such other matters that are specifically delegated to the Compensation Committee by the Board.

During 2017 (i) no officer, former officer or employee of the Company served as a member of our Compensation Committee, and (ii) none of our executive officers served as a member of the board of directors or the compensation committee of any entity whose executive officers served on our Board or Compensation Committee.

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Nominating and Corporate Governance Committee

Chair:

Margot L. Carter

Additional Members:

Lawrence A. Hilsheimer

Janet E. Jackson

Meetings in 2017: 4

—    All members are independent under applicable rules of the NYSE

—   Governed by a Board-approved charter

The Nominating and Corporate Governance Committee is responsible for, among other things:

●   reviewing and establishing criteria for candidates to serve on the Board to ensure that the Board has the requisite expertise and is sufficiently diverse;

●   conducting inquiries into the backgrounds and qualifications of potential director candidates;

●   recommending to the Board nominees for election as directors, taking into account factors such as experience, skills, industry knowledge, financial expertise, existing commitments, potential conflicts of interest, independence and the extent to which the candidate fills a present need on the Board;

●   recommending to the Board the composition and size of the Board;

●   overseeing the evaluation of the Board, its committees and management in accordance with applicable rules of the NYSE;

●   recommending members of the Board to serve on the committees of the Board as well as committee chairs;

●   monitoring the structure and operations of Board committees, the qualifications and criteria for membership on each committee and, as appropriate, recommending periodic rotation of committee members and term limitations on committee service;

●   reviewing the charter of each committee and recommending to the Board any changes;

●   reviewing our Certificate of Incorporation and Bylaws and recommending to the Board any necessary or desirable amendments;

●   assessing the adequacy of our Corporate Governance Guidelines and Code of Business Conduct and Ethics and recommending any proposed changes to the Board;

●   periodically reviewing the Board’s leadership structure to assess whether it is appropriate given the specific characteristics and circumstances of the Company;

●   overseeing an annual review of succession planning for senior executives;

●   evaluating, at least annually, the performance of the Nominating and Corporate Governance Committee and its members, including compliance by the Nominating and Corporate Governance Committee with its charter; and

●   handling such other matters that are specifically delegated to the Nominating and Corporate Governance Committee by the Board.

Compensation of our Directors

The Board of Directors annually reviews and determines the compensation of our non-employee directors, taking into account the recommendations of the Compensation Committee. In connection with this review and determination, the Board and the Compensation Committee consider the compensation paid to the non-employee directors of our peer group, which is the same peer group used in reviewing the compensation of our executive officers, current facts and circumstances relating to our business and our past practices. The Board believes that non-employee director compensation should be competitive to ensure that we attract and retain qualified non-employee directors and that the compensation of our non-employee directors should include a combination of cash and equity-based compensation to align the long-term interests of our non-employee directors and our stockholders. The Board does not have a pre-established policy or target for allocation between cash and equity-based compensation and determines the mix of compensation based on what it believes is most appropriate under the circumstances. The Compensation Committee approves all equity-based compensation granted to the non-employee directors. In 2016, the Compensation Committee engaged Mercer, LLC, a subsidiary of Marsh & McLennan Companies and a global

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professional services firm (“Mercer”), to review our non-employee director compensation program and to conduct market comparisons for our non-employee directors similar to that performed for our executive officer compensation program. See “Our Executive Compensation Process – Role of Compensation Consultant” and “Benchmarking.” The Compensation Committee evaluates director compensation primarily on the basis of peer group data provided by Mercer. The Compensation Committee intends to engage Mercer to update its review of our director compensation program biannually.

2017 Elements of our Non-Employee Director Compensation

Annual Board retainer	$50,000
Annual committee chair retainer (Compensation Committee and Nominating and Corporate Governance Committee)	$10,000
Annual committee chair retainer (Audit Committee)	$20,000
Annual Presiding Independent Director retainer	$10,000
Annual grant of stock under our 2014 Omnibus Incentive Plan (fair market value on grant date)	$60,000

Director compensation, including aggregate cash compensation and the grant date fair value of shares of the Company’s common stock, may not exceed $400,000 in any fiscal year.

All directors are entitled to be reimbursed for their reasonable expenses to attend Board meetings and meetings of committees on which they serve. Directors who are employees of the Company receive no additional compensation for their service as directors.

Director Stock Ownership Policy

Pursuant to our Stock Ownership Policy for Directors established by the Board of Directors and the Compensation Committee, to align each director’s interests with the long-term interests of our stockholders, each director is required to beneficially own our common stock having a fair market value equal to at least the greater of $150,000 or three times the director’s annual cash retainer (excluding committee chair and Presiding Independent Director retainers). If a director chooses to meet this guideline using annual grants of restricted stock pursuant to our director compensation program, the fair market value of the stock for purposes of meeting the requirement is measured as of the grant date. Directors have five years from the date of (a) our initial public offering in February 2014, or (b) if later, from the date of his or her first appointment or election, or (c) if later, the date of an increase in the amount of common stock required to be held to meet this requirement. All of our directors meet, or are on track to meet, the guidelines within the timeframe established by the policy.

Director Compensation Table

The following table presents the total compensation paid during 2017 (i) to each non-employee director and (ii) to Messrs. Nixon and Verma, who are employees of the Company and who also serve as directors, but who receive no compensation for their Board service, as noted below. Directors’ retainer fees are paid quarterly.

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Name		Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Margot L. Carter		70,000	60,000	-	130,000
Lawrence A. Hilsheimer	(3)	64,093	60,000	-	124,093
Janet E. Jackson		60,000	60,000	-	120,000
J. Michael Nixon	(4)	-	-	275,195	275,195
Steven G. Raich	(5)	33,516	-	-	33,516
Robert H. Schottenstein		50,000	60,000	-	110,000
Michael H. Thomas		50,000	60,000	-	110,000
Vikas Verma	(4)	-	-	785,802	785,802

(1)	Represents an annual grant of restricted stock made pursuant to our 2014 Omnibus Incentive Plan having a value of $60,000 on the grant date (June 1, 2017), with the number of shares determined based on the closing price of our common stock ($50.50) on the grant date. All of the restricted stock awards vested upon grant.

(2)	None of our non-employee directors nor Messrs. Nixon or Verma held any stock options as of December 31, 2017.

(3)	Effective May 3, 2017, the Compensation Committee increased the annual retainer for the Chair of the Audit Committee from $10,000 to $20,000. The amount specified under “Fees Earned or Paid in Cash” column represents Mr. Hilsheimer’s prorated increased Audit Committee chair annual retainer.

(4)	As employees of the Company, Messrs. Nixon and Verma earn no compensation for their Board service. The amount specified under the “All Other Compensation” column reflects the following compensation paid to them as employees in 2017: (i) a salary of $250,000 and $300,000, respectively, (ii) a bonus of $478,993 paid to Mr. Verma; and (iii) other compensation, including a vehicle or vehicle allowance, Company-paid car insurance and Company-paid cell phone, totaling $25,195 and $6,809, respectively.

(5)	Represents fees paid to Mr. Raich through his term as a director, which expired on June 1, 2017.

Code of Business Conduct and Ethics

Our Board of Directors has established a Code of Business Conduct and Ethics applicable to all of our employees, officers and directors, including our principal executive, financial and accounting officers and all persons performing similar functions, to help ensure that our business is conducted in a consistently legal and ethical manner. Adherence to this code assures that our directors, officers and employees are held to the highest standards of integrity. The Code of Business Conduct and Ethics covers such areas as:

●	conflicts of interest;
●	compliance with laws;
●	protection and proper use of Company assets;
●	use of Company assets for personal gain;
●	confidentiality of Company, customer, supplier and business partner information;
●	fair dealing; and
●	gifts, entertainment and other benefits.

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The Code of Business Conduct and Ethics is overseen by the Audit Committee.

Insider Trading Policy and Hedging and Pledging Prohibition

Our insider trading policy prohibits all directors, officers, employees and their family members from directly or indirectly purchasing or selling any type of security, whether the issuer of that security is our Company or another company, while aware of material, non-public information relating to the issuer. The policy also prohibits such persons from providing any such material, non-public information to any other person who may trade in the securities while aware of such information.

Effective February 22, 2018, the Board amended our insider trading policy to prohibit certain other transactions in Company stock:

Speculating	Speculating in securities of the Company, including buying with the intention of quickly reselling such securities, or selling Company securities with the intention of quickly buying such securities.
Short Sales	Directly or indirectly selling any equity security of the Company if the person does not own the security sold, including a “sale against the box” (a sale with delayed delivery).
Hedging

Engaging in, directly or through family members or other persons or entities, any hedging or monetization transactions involving Company securities, including through the use of financial instruments such as puts, calls, publicly-traded options, swaps, forwards, warrants and any other derivative or similar instruments.

Pledges and Margin Accounts

Pledging Company securities as collateral for a loan or holding Company securities as collateral in a margin account. TCI Holdings, LLC’s (an affiliate of Mr. Nixon) pre-existing pledge of 600,000 shares is the only exclusion from this prohibition. This pledge by TCI Holdings, LLC was entered into in August 2016 for 1.1 million shares and was recently reduced to 600,000 shares. All pledges by Mr. Edwards and his affiliates have been terminated. Any person who is (i) engaged in a hedging transaction involving Company securities, (ii) pledging Company securities as collateral for a loan or (iii) holding Company securities as collateral in a margin account is not eligible for election or re-election as a director.

We also have procedures that require trades in our stock by executive officers, directors and certain other significant employees, and each of their family members and members of their households, to be pre-cleared by appropriate Company personnel. None of our executive officers has any shares of Company stock pledged as collateral for personal loans or other obligations. In August 2016, TCI Holdings, LLC, an affiliate of J. Michael Nixon, pledged 1.1 million shares of Company stock. This pledge by TCI Holdings, LLC was recently reduced to 600,000 shares.

Communication with Directors

Stockholders and others who wish to communicate with the Board of Directors or to any particular director, including the Presiding Independent Director, may do so by writing to the following address: c/o Corporate Secretary, Installed Building Products, Inc., 495 South High Street, Suite 50, Columbus, Ohio 43215. The Board has directed the Corporate Secretary’s office to forward to the appropriate director(s) all correspondence, except for items unrelated to the functions of the Board, business solicitations and advertisements.

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Governance Materials on our Website

The following Board policies and other corporate governance materials are published on our website at http://investors.installedbuildingproducts.com/corporate-governance:

●	Audit Committee Charter
●	Amended and Restated Bylaws
●	Amended and Restated Certificate of Incorporation
●	Code of Business Conduct and Ethics
●	Compensation Committee Charter
●	Corporate Governance Guidelines
●	Disclosure Committee Charter
●	Insider Trading Policy – All Employees
●	Insider Trading Policy – Covered Persons
●	Nominating and Corporate Governance Committee Charter
●	Reg FD Policy
●	Related-Party Transactions Policy
●	Whistleblower Policy

Sustainability and Social Responsibility

We strive to be a good steward of the environment as well as to our employees and to the communities in which we operate.

Installation of insulation materials accounted for 67% of our revenues in 2017. Fiberglass insulation is typically comprised of 40-80% recycled material. Sand, a renewable resource, is the primary non-recycled raw material in fiberglass insulation. One component of our fiberglass insulation installation is loosefill, or blown-in, insulation which is primarily made from scrap material, reducing landfill waste. Installation of these materials in residential and commercial structures, which is our primary business model, reduces carbon footprints by reducing energy consumption and greenhouse gas emissions, and making homes and workplaces more energy efficient and a more comfortable place to live and work. Our fiberglass manufacturing partners have strong records of environmental stewardship.

We believe that our growth is directly attributable to the commitment of our employees, and we are equally committed to the health, safety and wellness of our employees and to the community at large through the following programs:

●	Safety Wanted 365 – Each year, significant staffing, funding and resources are allocated to our management systems that directly impact safety. We have strong workplace safety measures, including Safety Wanted 365, an initiative focused on creating a safer working environment for both our employees and other jobsite personnel through year round education and training.
●	Financial Wellness Program – In 2017, we began offering a financial wellness education program to our employees, and approximately 40% of eligible employees took advantage of that program. The program educates participants on key personal financial topics including budgeting, debt reduction, saving and giving back to the community. The Company makes a matching contribution to the account of each participant who saves $1,000, which has been funded in part by our executives waiving all or a portion of their incentive cash bonuses in 2017 and again in 2018.
●	Longevity-Based Awards – In 2017, we also initiated a longevity-based award plan that rewards employees with grants of restricted stock units for each ten years of service.
●	Community Engagement – We have community engagement programs that offer volunteer opportunities to our corporate office employees. Many of our branch locations also offer employees the opportunity to engage with their local communities.

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PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

Our Audit Committee is directly responsible for the appointment, compensation and oversight of the audit work of our independent registered public accounting firm. The Audit Committee conducts an annual evaluation of the independent registered public accounting firm’s qualifications, performance and independence. The Audit Committee considers whether the firm should be rotated and the advisability and potential impact of selecting a different auditing firm. In evaluating and selecting the Company’s independent registered public accounting firm, the Audit Committee considers, among other things, historical and recent performance of the current firm, an analysis of known significant legal or regulatory proceedings against the firm, audit quality and performance, firm capabilities, audit approach and the independence of the firm.

The Audit Committee has appointed, and the Board has ratified the appointment of, Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Deloitte has continuously served as our independent registered public accounting firm since 2013.

The Audit Committee and the Board believe that the continued retention of Deloitte as our independent registered public accounting firm is in the best interests of the Company and our stockholders, and we are asking our stockholders to ratify the selection of Deloitte as our independent registered public accounting firm for 2018. Although stockholder ratification is not required by our governing documents or otherwise, the Board is submitting the selection of Deloitte to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If our stockholders fail to ratify the appointment of Deloitte, the Audit Committee will reconsider whether or not to retain Deloitte and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the selection of Deloitte is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Deloitte is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions from stockholders.

Fees Paid to Deloitte

The following table sets forth the aggregate fees paid by us to Deloitte for the fiscal years ended December 31, 2017 and 2016:

		2017	2016

Audit Fees	(1)	$1,846,964	$1,587,144
Audit-Related Fees	(2)	-	179,438

Total		$1,846,964	$1,766,582

(1) Consists of fees billed for professional services rendered in connection with the audit of our annual consolidated financial statements and internal control over financial reporting and

26 | IBP 2018 Proxy Statement

review of our quarterly consolidated financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)  Consists of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include due diligence in connection with acquisitions, attest services that are not required by statute or regulation and accounting consultations on proposed transactions.

Pre-Approval Policies and Procedures

The Audit Committee has established a policy requiring pre-approval of all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management submits to the Audit Committee specific projects and services to be performed by our independent registered public accounting firm for which it seeks advance approval. The Audit Committee reviews these requests and determines whether to approve the requested engagement. On a periodic basis, management reports to the Audit Committee the actual spending for such projects and services compared to the approved amounts.

For the 2016 and 2017 fiscal years, all services provided by Deloitte were pre-approved by the Audit Committee in accordance with this policy.

Report of the Audit Committee

Management is responsible for the preparation and presentation of the Company’s financial statements, the effectiveness of internal controls over financial reporting and procedures that are reasonably designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).

The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board. In fulfilling these oversight responsibilities, the Audit Committee has reviewed and discussed with management and Deloitte the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2017. The Audit Committee also held discussions with management and Deloitte regarding the fair and complete presentation of the Company’s results and the assessment of the Company’s internal control over financial reporting. The Audit Committee discussed significant accounting policies applied in the Company’s financial statements, as well as, when applicable, alternative accounting treatments. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has also discussed with Deloitte the matters required to be discussed with the independent registered public accounting firm by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T.

In addition, the Audit Committee reviewed and discussed with Deloitte its independence from the Company and its management. As part of that review, the Audit Committee received the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed Deloitte’s independence from the Company. The Audit Committee also considered whether the firm’s provision of non-audit services to the Company is compatible with the firm’s independence. The Audit Committee concluded that the Company’s independent registered public accounting firm is independent from the Company and its management.

IBP 2018 Proxy Statement | 27

The Audit Committee discussed with the Company’s Internal Audit Department and Deloitte the overall scope of and plans for their respective audits. The Audit Committee meets with the Director of Internal Audit and representatives of Deloitte, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The Audit Committee has selected, and the Board of Directors has ratified the selection of, Deloitte as the Company’s independent registered public accounting firm for 2018.

Audit Committee

Lawrence A. Hilsheimer (Chair)

Margot L. Carter

Michael H. Thomas

Required Vote and Recommendation of the Board

The affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will have the same effect as votes “AGAINST” this proposal. Brokers have discretion to vote on this proposal; however, broker non-votes will have no effect on the outcome of this proposal. Unless otherwise instructed, the persons named as proxies will vote “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

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PROPOSAL 3 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Overview

As required by Section 14A of the Securities Exchange Act of 1934 and as a matter of good corporate governance, we are seeking stockholder approval of our executive compensation program as disclosed below in this Proxy Statement. Stockholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related disclosures relating to fiscal year 2017.”

We have a pay-for-performance philosophy that forms the foundation of our decisions regarding payment of executive compensation. This philosophy and the compensation structure approved by the Compensation Committee are central to our ability to attract, retain and motivate individuals who can achieve superior financial results in the best interests of the Company and our stockholders. Our program links pay to performance by weighting a significant portion of the total compensation opportunity of our named executive officers (sometimes referred to as our “NEOs”) in variable or “pay at risk” compensation programs. Our program also aligns the NEOs’ financial interest with those of our stockholders by weighting a substantial portion of their total compensation in the form of equity awards.

We urge our stockholders to read “Executive Compensation – Compensation Discussion and Analysis” below, which describes in detail how our executive compensation program and practices operate and are designed to achieve our compensation objectives, as well as the accompanying executive compensation tables and narratives that provide detailed information on the compensation of our NEOs.

As discussed in more detail in the Compensation Discussion and Analysis, we believe our executive compensation program is competitive and governed by pay-for-performance principles. We emphasize compensation opportunities that reward results. Our stock ownership requirements and use of stock-based incentives reinforce the alignment of the interests of our executives with those of our long-term stockholders. The Compensation Committee believes that our executive compensation program is consistent with our executive compensation philosophy, supports our long-term strategic objectives, encourages appropriate sensitivity to risk and increases stockholder value.

This advisory vote on our executive compensation, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Compensation Committee and the Board of Directors. However, the outcome of the vote will provide information to the Compensation Committee and the Board regarding stockholder sentiment about our compensation program, which the Compensation Committee will carefully review and consider when making future decisions regarding the compensation of our NEOs.

We believe that our compensation programs are competitive, focused on pay-for-performance and strongly aligned with the long-term interest of our stockholders. The Compensation Committee believes that executive compensation for 2017 was reasonable, appropriate and justified by the performance of the Company and the result of a carefully considered approach.

IBP 2018 Proxy Statement | 29

Required Vote and Recommendation of the Board

The affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote is required for approval of this advisory resolution. Abstentions will have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of the advisory resolution. Unless otherwise instructed, the persons named as proxies will vote “FOR” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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EXECUTIVE OFFICERS AND CERTAIN SIGNIFICANT EMPLOYEES

The following biographical information regarding our executive officers and certain significant employees is as of April 20, 2018:

Executive Officers

Jeffrey W. Edwards Age 54 President, Chief Executive Officer and Chairman

Mr. Edwards is our President, Chief Executive Officer and Chairman and has held these positions since 2011, 2004 and 1999, respectively. Mr. Edwards’ position allows him to advise the Board on management’s perspective over a full range of issues affecting the Company. Prior to joining us, Mr. Edwards acted as an officer and strategist for several companies that he and his family started, acquired or invested in over more than 40 years across a variety of industries, including multi-family and student housing development and management, industrial tool distribution, wholesale building supply, homebuilding, land and real estate development and real estate brokerage. Since 1988, Mr. Edwards has been involved in the launch of many business ventures as well as commercial real estate developments in central Ohio and elsewhere. He holds a B.S. in Marketing from Miami University.

Michael T. Miller Age 53 Executive Vice President, Chief Financial Officer and Director

Mr. Miller has served as our most senior financial officer since he joined us in 2000 as our Executive Vice President – Finance. He has been our Chief Financial Officer since July 2013 and a director since 2004. Prior to joining the Company, Mr. Miller held the position of Senior Vice President/Managing Director responsible for Corporate Investment Banking at Huntington Capital Corp., a subsidiary of Huntington Bancshares, Inc., a regional bank holding company. Before joining Huntington in 1991, Mr. Miller held various positions with Deutsche Bank and Canadian Imperial Bank of Commerce in New York. Mr. Miller began his career at First Union National Bank in Charlotte, North Carolina. He holds a B.A. from Wake Forest University. Mr. Miller serves on the board of BMC Stock Holdings, Inc. and is a member of its audit committee.

Jay P. Elliott Age 56 Chief Operating Officer

Mr. Elliott has been our Chief Operating Officer since August 2013. Since joining the Company in April 2002 as Regional Operations and Business Integrations Manager, he has led our acquisition integration process and has overseen various corporate functions. Prior to joining us, Mr. Elliott worked with E&Y Corporate Finance, LLC in restructuring advisory services. Mr. Elliott’s experience includes ten years with Owens Corning in several roles including new business development, market management and corporate strategic planning. Mr. Elliott spent three years with IBM and began his career with Westinghouse Electric Corp. He earned an M.B.A. from Cornell University Johnson Graduate School of Management, a B.E. from Dartmouth College Thayer School of Engineering, and an A.B. from Colgate University.

IBP 2018 Proxy Statement | 31

Todd R. Fry Age 52 Chief Accounting Officer

Mr. Fry has been our Chief Accounting Officer since April 2014 and our Treasurer since March 2015. He was Chief Financial Officer of Champion Industries, Inc., a commercial printer, business form manufacturer and supplier of office products and office furniture, from 1999 to 2014, where his responsibilities included SEC reporting, Sarbanes-Oxley compliance, mergers & acquisitions, corporate governance, risk management and debt negotiation. From 1997 to 1999, Mr. Fry served as Chief Financial Officer of Broughton Foods Company, where he led both the initial public offering and subsequent sale of the company. Mr. Fry served as a manager at Coopers & Lybrand L.L.P. from 1991 to 1997. Mr. Fry holds a B.S. from The Ohio State University. Mr. Fry has served as a director of Summit State Bank since 2000.

W. Jeffrey Hire Age 66 President of External Affairs

Mr. Hire joined the Company in 2008 and was named President of External Affairs in December 2013. His responsibilities include working with our largest customers, our major suppliers and industry associations. Prior to joining us, from 1978 to 2008, Mr. Hire held numerous management positions at Owens Corning. From 2006 to 2008, he served as Director of Products and Programs for the Insulating Systems Business, developing product innovations and value-added customer programs. For eleven years prior to that, Mr. Hire was General Manager of the Insulation Contractor Segment of the Residential Insulation Division. He earned a B.S. in Philosophy from University of Mount Union in Alliance, Ohio and an M.B.A. specializing in General Management from The University of St. Thomas Opus College of Business in St. Paul, Minnesota. He serves on the Board of the Insulation Contractors Association of America, most recently as the organization’s past President, and has served as a Committee Chairman for the North American Insulation Manufacturers Association. Mr. Hire received the Insulation Contractors Association of America’s “Key Man” award for his leadership and dedication to the industry.

Jason R. Niswonger Age 45 Senior Vice President, Finance and Investor Relations

Mr. Niswonger has been our Senior Vice President, Finance and Investor Relations since 2015 and served as our Director of Investor Relations from 2014 until 2015. Prior to joining the Company, he served from 2011 to 2013 as the Director, Financial Reporting for Edwards Industries, a national property development and management company. From 2006 to 2011, Mr. Niswonger held multiple positions including the Director, Finance for the Seating Systems Division of Commercial Vehicle Group, Inc., a supplier of integrated system solutions for the global commercial vehicle market. From 2004 to 2006, he was the Director, Financial Reporting for Installed Building Products, LLC. Prior to joining Installed Building Products, LLC, Mr. Niswonger served as the Director of Global Accounting and Financial Reporting at Sterling Commerce, Inc., a global provider of EDI services, B2B integration software solutions and consulting, where he worked from 2000 to 2004. Prior to joining Sterling, he held positions in financial reporting at Express, a division of The Limited, and Exel Logistics. Mr. Niswonger earned an M.B.A. from Otterbein College and a B.A. from Ohio University.

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Certain Significant Employees

William W. Jenkins Age 61 Senior Vice President, Purchasing and Supply Chain

Mr. Jenkins has been our Senior Vice President, Purchasing and Supply Chain since March 2015 and served as our Director of Internal Audit from September 2013 until March 2015. From 2011 to 2013, he served as a Regional President and served as our President from 1998 to 2011. Prior to joining the Company, Mr. Jenkins held senior management positions with Midwest Wholesale Building Materials, a building products wholesaler and BuyOhio Realtors. Mr. Jenkins began his career with Ernst & Young LLP, where he progressed to become a Senior Manager, specializing in audits of publicly held and privately held insurance, wholesale distribution and fast-food companies. He graduated from The Ohio State University with a B.S. and became a licensed CPA in the State of Ohio. Mr. Jenkins is currently a member of the American Institute of Certified Public Accountants.

R. Scott Jenkins Age 62 Regional President

Mr. Jenkins has been a Regional President since October 2006 when we acquired OJ Insulation, Inc., which he co-founded in 1984. During his 22-year tenure at OJ Insulation as owner and chief executive officer, Mr. Jenkins was responsible for numerous strategic acquisitions and significant company growth. Since joining us, Mr. Jenkins has been responsible for the management of operations in certain states, including Minnesota, Idaho, Washington and California. He received a B.A. in Social Science from the University of California at Irvine and has been an active member of Vistage International CEO Organization since 2004.

Shelley A. McBride Age 61 General Counsel and Secretary

Ms. McBride joined the Company in 2005 as General Counsel and Secretary. Prior to joining the Company, she worked as an attorney at the law firm of Calfee, Halter & Griswold, representing corporate and institutional clients in the areas of mergers and acquisitions, secured credit transactions, subordinated debt financings, common and preferred equity investments, organizational restructuring and general corporate matters. Before joining Calfee, Halter & Griswold in 2001, Ms. McBride served as legal counsel for Nationwide Mutual Insurance Company in the Nationwide Enterprise Office of Investments and also served as legal counsel for various investment funds at Banc One Capital. Her experience also includes representing corporate and institutional clients at the law firms of Squire Patton Boggs and Kegler, Brown, Hill & Ritter. From 1983 to 1989, Ms. McBride served as a law clerk to the Honorable John D. Holschuh and the Honorable Mark R. Abel in the United States District Court for the Southern District of Ohio. Ms. McBride earned a J.D. and a B.A. from The Ohio State University.

Matthew J. Momper Age 57 Regional President

Mr. Momper has been a Regional President since 2008. Prior to joining the Company, he served as President of Momper Insulation Inc., a family business, which he joined in 1984. Mr. Momper was responsible for significant growth of Momper Insulation Inc., and the strategic decision to join that company with us in 1998. Since joining us, Mr. Momper has been responsible for the management of operations in certain states, including Wisconsin, Indiana, Ohio and Illinois. He received a B.S. from Ball State University and an M.B.A. from Drake University. Mr. Momper currently serves on the Board of Trustees for Ball State University and the Board for the Allen County Building Department.

IBP 2018 Proxy Statement | 33

Warren W. Pearce Age 59 Regional President

Mr. Pearce has been a Regional President since 2011. From 2004 to 2011, he was Vice President of Operations for Masco Corporation, a manufacturer of home products, distributor of building products and installer of building products, where he held various other positions beginning in 1984. Mr. Pearce began his career at Carroll Insulation and later served as branch manager at American Aluminum Insulation. Since joining the Company, Mr. Pearce has been responsible for the management of operations in certain states, including Ohio, North Carolina, Virginia and Maryland. He received from Kent Votech his Electrical Apprenticeship certification.

Henry T. Schmueckle Age 53 President, the Alpha Companies

Mr. Schmueckle has been President of the Alpha companies, installers of commercial waterproofing, insulation, fireproofing, and fire stopping, since 2012. Mr. Schmueckle joined the Alpha companies in 1988 and served as the General Manager of the San Antonio branch from 1989 to 1992, as Vice President from 1992 to 2012 and as President from 2012 to the present. During his 30 years with the Alpha companies, Mr. Schmueckle has been responsible for various strategic and growth initiatives. He is currently responsible for estimating, development of new programs and the day-to-day operational needs of Alpha. Mr. Schmueckle holds specialty trade contractor licenses in Louisiana, Arkansas, Tennessee, Alabama and Mississippi. He received an Associates’ Degree from Texas State Technical College in Applied Science Specializing in Building Construction Technology.

Vikas Verma Age 65 Chief Executive Officer, the Alpha Companies

Mr. Verma has served as the Chief Executive Officer of the Alpha companies, installers of commercial waterproofing, insulation, fireproofing and fire stopping, since 2012. He is responsible for business and market development, marketing, finance, insurance and bonding needs of the Alpha companies. Mr. Verma founded Alpha Insulation & Water Proofing, Inc. in 1982 and served as its President from 1982 to 2012 and as its Chief Executive Officer from 2012 to the present. Mr. Verma was the President of Alamo Insulation Co., a residential insulation company with offices in San Antonio and Corpus Christi, Texas from 1977 to 1982. Mr. Verma is a member of the boards of directors of the National Association of Minority Contractors and Boys and Girls Club of Atlanta, and has served on advisory boards for Bank of North Georgia, Owens Corning & Johns Manville. He holds a B.A. in Engineering and an Associate’s Degree in International Marketing and Marketing Management from University of Bombay. He also held the position of President for Georgia Walls & Ceilings Association and is a graduate of Leadership Atlanta.

Brad A. Wheeler Age 43 Regional President

Mr. Wheeler has been a Regional President since January 2015. He joined the Company in 2010 as Regional Manager and was responsible for the management of operations in several states. Prior to joining us, Mr. Wheeler was a District and Branch Manager for Masco Contractor Services, an installer of building products, from 2001 to 2010. From 1996 to 2001, he held various positions at Cary Corporation, which was purchased by Masco Contractor Services. Since joining the Company, Mr. Wheeler has been responsible for the management of operations in certain states, including Colorado, Texas, Florida and Georgia. He attended Radford University and has been an active member of Vistage International CEO Organization since 2011.

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Randall S. Williamson Age 56 Regional President

Mr. Williamson has been a Regional President since 2001. He began his career in 1981 at Monroe Insulation and Gutter Company Incorporated, or Monroe, where he progressed to become Vice President in 1992. In 1996, Mr. Williamson purchased Monroe and merged it with other companies to form American Building Systems, Inc., where he served as President until 2001. American Building Systems, Inc. merged with us in 2001. Since joining us, Mr. Williamson has been responsible for the management of operations in certain states, including Massachusetts, New Jersey, New York and Michigan. He attended Colorado State University and serves on the board of governors for U.S. Grown Foods.

IBP 2018 Proxy Statement | 35

COMPENSATION DISCUSSION & ANALYSIS

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion & Analysis (“CD&A”) included in this Proxy Statement and has discussed the CD&A with members of the management team involved in the compensation process. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Compensation Committee

Janet E. Jackson (Chair)

Robert H. Schottenstein

Michael H. Thomas

CD&A Table of Contents

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4 – What We Paid in 2017	● 2017 Base Salary	49
	● 2017 Performance-Based Incentive Cash Awards	49
	● 2017 Time-Based Equity Awards	51
	● 2017 Performance-Based Incentive Equity Awards	52
	● Executive Compensation Changes After December 31,2017	52
5 – Other Compensation and Policies	● Executive Benefits and Perquisites	54
	● Post-Termination Compensation	54
	● Retirement / Post-Employment Benefits	55
	● Equity Grant Practices	55
	● Tax Considerations	55
	● Tax Gross-Ups	55
	● Stock Ownership Guidelines	56
	● Recoupment Policy	56

Section 1 – Executive Summary

2017 Named Executive Officers (“NEOs”)

Name	Position	Since
Jeffrey W. Edwards	President, Chief Executive Officer and Chairman	1999
Michael T. Miller	Executive Vice President and Chief Financial Officer	2004
Jay P. Elliott	Chief Operating Officer	2013
Todd R. Fry	Chief Accounting Officer and Treasurer	2014
Jason R. Niswonger	Senior Vice President, Finance & Investor Relations	2015

Business Overview

We are one of the nation’s largest insulation installers for the residential new construction market and also offer a diversified range of complementary building products, including waterproofing, fire-stopping and fireproofing, garage doors, rain gutters, shower doors, closet shelving and mirrors. We manage all aspects of the installation process for our customers, including direct purchases of materials from national manufacturers, supply of materials to job sites and quality installation. We provide services for new and existing single-family and multi-family residential projects and commercial building projects from our national network of branch locations.

2017 Company Performance Highlights

Our record 2017 financial and operating results reflect the continued success of our growth-oriented business model, disciplined acquisition strategy and service-oriented culture. We have successfully enhanced our business platform by diversifying our services and expanding our geographic footprint to many of the strongest U.S. housing markets. Our enhanced position allows us to provide more installation services, while deepening our relationships with builders nationwide.

Results for the year ended December 31, 2017:

Net revenue increased 31.3% to $1.1 billion
Gross profit improved 28.4% to $324 million
Net income increased to $41.1 million ($1.30 per diluted share)

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Adjusted EBITDA[1] increased 34.6% to $141.1 million
Operating income rose 12.4% to $74.3 million

The primary drivers of our 2017 record results included:

●	Solid organic growth, in part through product line and geographic expansion
●	Contribution of our recent acquisitions – in 2017, we completed 16 acquisitions, a record for us in any single year, representing approximately $172 million of annual revenues at the time of acquisition
●	Improvements in the rate of single-family housing completions

2017 Employee Initiatives

Our success is a direct result of the dedication and commitment of our nearly 7,000 employees. We are continuing to work on several key initiatives to improve employee sourcing and increase retention rates. Reflecting our commitment, in 2017, we began offering two new opportunities to our employees:

Financial Wellness Program - This program helps educate participants on key personal financial management topics, including budgeting, debt reduction, saving and giving back to the community. Nearly 40% of our eligible employees participated in the financial wellness program in 2017. One of the key components of this program is encouraging employees to establish personal savings accounts, which the Company matches dollar for dollar up to $1,000. As a result of the Company match, we incurred approximately $3 million of expense in 2017, which was partially offset by Messrs. Edwards, Miller and Elliott agreeing in advance to waive all or part of their 2017 performance-based incentive cash award payments. In the spirit of the program’s giving-back principle, Messrs. Edwards, Miller and Elliott have again agreed in advance to waive any performance-based incentive cash award payments earned in 2018 to further offset the start-up matching expense. We believe this is a valuable program that not only helps address employee retention, but represents the right thing to do in order to help educate and inform our employees about their financial position and security.

Longevity Restricted Stock Unit Program - This program rewards employees for their long-time dedicated service to the Company. Eligible employees are awarded grants of restricted stock units under the 2014 Omnibus Incentive Plan for each ten years of service to the Company, including service for companies that we acquire. Provided that the Company meets a revenue target established in advance by the Compensation Committee ($950 million trailing 12 month revenue from July 1, 2016 to June 30, 2017 for fiscal year 2017 awards), employees are awarded restricted stock units based on a percentage of wages that convert one year later into shares of our common stock. We awarded approximately 74,800 restricted stock units to approximately 875 employees in 2017, with years of service ranging from ten to 48 years. We believe the program is in the best interest of the Company and its stockholders, as it rewards employees for valued service and assists in retention of the Company’s highly valued long-term employees.

Pay for Performance Philosophy

Our executive compensation philosophy is to provide a competitive compensation package weighted toward Company performance and aligned with our stockholders’ long-term interests. A significant percentage of our executive compensation is in the form of performance-based awards. The Compensation Committee believes that our executive compensation program drives performance and increases stockholder value.

[1]	Adjusted EBITDA, used throughout this CD&A, is a non-GAAP performance measure. For more information regarding how we define Adjusted EBITDA, See “Additional Information – Use of Non-GAAP Financial Measures.”

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2017 Say-on-Pay Voting Results

Our executive compensation program received strong support from our stockholders in 2017, with 92.6% of the votes cast at the 2017 annual meeting voting in favor. The Compensation Committee believes that this level of support of our executive compensation program is indicative of our stockholders’ strong support of our compensation philosophy and goals.

2017 Executive Compensation at a Glance

We believe the compensation paid to our named executive officers for 2017 appropriately aligned executive pay with our corporate performance.

Name	Base Salary ($)	Performance- Based Cash Award ($)	Time-Based and Performance- Based Restricted Stock Award at Grant Date Fair Value ($)(1)
Jeffrey W. Edwards	660,000	508,125	3,072,118
Michael T. Miller	330,000	178,860	1,139,376
Jay P. Elliott	385,000	256,095	1,090,444
Todd R. Fry	241,346	56,910	128,889
Jason R. Niswonger	241,464	50,813	109,113

(1)	Beginning in 2017, to further align our executive compensation program with our performance, the Compensation Committee began granting incentive awards of restricted stock for our NEOs that are both performance-based and time-based. Because our performance-based equity awards are forward looking (based on the current year’s performance) and our time-based equity awards were historical (based on the past year’s performance), in 2017 our NEOs received two awards of restricted stock.

As noted above, Messrs. Edwards, Miller and Elliott agreed in advance to waive all or a portion of their 2017 performance-based cash award payments in order to offset partially the expense of the Company match under the financial wellness program. The following shows the amount of performance-based cash award actually paid to each NEO:

Name	Performance- Based Cash Award Earned ($)	Performance- Based Cash Award Actually Paid ($)
Jeffrey W. Edwards	508,125	-
Michael T. Miller	178,860	-
Jay P. Elliott	256,095	90,000
Todd R. Fry	56,910	56,910
Jason R. Niswonger	50,813	50,813

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2017 Target Compensation Mix

Our executive compensation program for 2017 consisted of three components: base salary, performance-based cash awards and performance-based restricted stock awards. The illustration below reflects the mix of our target executive compensation for 2017 and highlights the at-risk portion of total target compensation. Approximately 86% of the target compensation of our Chief Executive Officer and approximately 74% of the average target compensation for our other NEOs was variable and tied to Company performance.

Changes to Executive Compensation

Changes Effective for 2017

●	Addition of Executive Officers. Todd R. Fry, our Chief Accounting Officer, and Jason R. Niswonger, our Senior Vice President, Finance and Investor Relations, were added as executive officers.

●	Performance-Based Restricted Stock. Prior to 2017, time-based restricted stock vesting over three years was awarded to our executives based on the Compensation Committee’s subjective judgment. Beginning in 2017, all awards of restricted stock became both performance-based and time-based. If the pre-established Company financial performance metric is met and an award of restricted stock is earned, the restricted stock vests in two annual installments, generally subject to the NEO’s continued employment on the applicable vesting date, so that the value of equity awards is not fully realized for three years.

●	Recoupment Policy. The Board of Directors adopted a compensation recoupment, or “clawback” policy. The policy provides for recovery of incentive and other compensation from executives if we are required to restate our financial statements due to material noncompliance with financial reporting requirements under the securities laws or if an executive officer has engaged in grossly negligent or intentional misconduct that was a significant contributing factor to an accounting restatement, any significant increase in the value of such executive’s incentive compensation or any substantial financial or reputational harm to the Company.

Changes Effective in 2018

●	Addition of Executive Officer. W. Jeffrey Hire, our President of External Affairs, was added as an executive officer.

●	Increased Compensation. To further align our NEOs’ compensation with the average of the median and 75th percentile of our peer group, the Compensation Committee increased the compensation levels for our NEOs:

—	Base salaries for Messrs. Fry, Hire and Niswonger increased by $40,000, $2,940 and $30,000, respectively.

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—	Target incentive cash bonuses were increased for Messrs. Edwards, Miller, Elliott, Fry, Hire and Niswonger by $50,000, $30,000, $25,000, $5,000, $15,595 and $17,500, respectively.

—	Target incentive equity awards were increased for Messrs. Edwards, Miller, Elliott, Fry, Hire and Niswonger by $100,000, $30,000, $50,000, $5,000, $23,631 and $17,500, respectively.

—	Amended Insider Trading Policy. We amended our Insider Trading Policy, effective February 22, 2018, for executive officers, directors and other persons covered by the policy to prohibit all hedging and monetization transactions involving our securities and all pledging of our securities as collateral. TCI Holdings, LLC’s (an affiliate of Mr. Nixon) pre-existing pledge of 600,000 shares is the only exclusion from this pledging prohibition. This pledge by TCI Holdings, LLC was entered into in August 2016 for 1.1 million shares and was recently reduced to 600,000 shares. No person who has any hedging or pledging transaction in effect relating to our securities may be nominated or re-nominated as a director. None of our executive officers has any shares of Company stock pledged as collateral.

Compensation Practices

What We Do	What We Don’t Do
Pay for Performance – A substantial percentage of our executive compensation is based on pre-established financial performance metrics	No Tax Gross-Ups – We do not provide for tax gross-ups for perquisites or other benefits for executives
Balanced Compensation Mix – NEOs are paid a mix of salary, performance-based cash bonuses and performance-based restricted stock awards	No Pension Plans – We do not have pension plans or other retirement benefits for our executives that are unavailable to other employees
Multi-year Vesting of Equity Awards – Earned shares of performance-based restricted stock vest over a two year period after the financial target is met, enforcing a culture of long-term success	No Hedging – Our Insider Trading Policy prohibits hedging and other monetization transactions involving our securities
Limited Perquisites – We provide minimal perquisites to our NEOs that are not available to other salaried employees	No Short Sales – We do not permit short sales or other speculative transactions in Company securities
Competitive Pay – An independent consultant engaged by the Compensation Committee provides market data to assess compensation competitiveness	No Option Repricing – Our 2014 Omnibus Incentive Plan prohibits repricing underwater stock options without the approval of our stockholders

Robust Clawback Policy – Our clawback policy allows recovery of incentive and other compensation granted on or after the effective date of the policy in the event of a restatement of our financial statements or other triggering events

No Accelerated Vesting on Change in Control– We do not provide for automatic accelerated vesting of incentive awards upon a change in control
Stock Ownership Requirements – NEOs are required to hold Company stock in a multiple of base salary, aligning their interests with our stockholders	No Pledging – Our Insider Trading Policy prohibits pledging transactions relating to our common stock and holding our common stock as collateral in a margin account

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Annual Say-on-Pay – We value stockholder input and seek an annual advisory vote on executive compensation from our stockholders	No Employment Agreements – We do not have employment agreements with our executives other than our Chief Executive Officer

Section 2 – How We Determine Pay

Our Compensation Objectives and Philosophy

Our executive compensation philosophy is to provide a competitive compensation package weighted toward Company performance and aligned with our stockholders’ long-term interests. Our executive compensation program is both reflective of the strategic value of the individual’s position and designed to ensure long-term retention and motivation.

Goals of Our Compensation Program

● To attract, motivate and retain exceptional executives who are critical to sustained long-term Company performance and stockholder value.

●   To align the interests of our key executives with the long-term interests of our stockholders by tying a significant amount of executive compensation to the achievement of pre-established performance metrics related to our business goals and financial performance.

●   To motivate our executives to perform at the highest level, to achieve our financial and strategic goals and to reinforce our commitment to high-quality service, which is the pillar of our local operations and is primarily responsible for our long-lasting relationships with our customers and suppliers.

Guiding Principles of Our Compensation Philosophy

●   Pay for Performance. We reward our executives’ achievements by linking a significant portion of their compensation to the Company’s financial performance. Our incentive compensation program is measured by a pre-established performance metric that reflects strategic and operational objectives. Incentive compensation varies based on the extent to which the objective is met - if at least 80% of the target is not met, then no incentive compensation is payable, while if the target is exceeded, executives have an opportunity to earn above-target incentive compensation.

● Competitive Pay. Our compensation program is designed to recruit and retain top talent through the use of elements that are flexible and competitive with our peers.

●   Internal Pay Equity. We believe that internal pay equity is an important factor in ensuring fairness and encouraging a collaborative effort among our executive team. The Compensation Committee reviews compensation levels to ensure that appropriate internal pay equity exists, including review of each NEO’s pay components and levels relative to other NEOs, considering experience, leadership role, seniority and level of responsibility.

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●   Aligned with Stockholders. A significant portion of our executives’ compensation is in the form of at-risk performance-based cash bonuses and performance-based restricted stock awards that, if earned, vest over an additional two years. The value of an executive’s equity-based award fluctuates with the price of our common stock, which aligns the long-term interests of our executives and our stockholders. In furtherance of this principle, we require our NEOs to maintain levels of ownership of our common stock based upon a multiple of their salaries.

Our Compensation Committee considers the overall mix of cash and equity compensation, annual and long-term incentives and fixed and variable pay in determining our executive compensation. The Compensation Committee does not follow any pre-established policies, guidelines or formulas for allocating compensation mix, instead retaining flexibility by determining annually what it believes is the appropriate mix of compensation.

Our Executive Compensation Process

Role of the Compensation Committee. Our Compensation Committee, comprised entirely of independent directors, is responsible for the oversight, establishment, implementation and administration of our executive compensation program. During the first quarter of each year, the Compensation Committee makes decisions with respect to incentive compensation earned based on the prior year’s performance and finalizes performance metrics and target incentive compensation levels for the current year. Later in the year, the Compensation Committee reviews materials relating to peer group composition and other information that forms the basis for future decisions. The Compensation Committee sets compensation consistent with our compensation philosophy and objectives and competitive with our peers. The Compensation Committee, in consultation with our Chief Executive Officer and Chief Financial Officer, annually reviews and establishes the compensation program for our named executive officers, including setting the performance metrics and compensation targets for our performance-based incentive plans. In making compensation decisions, the Compensation Committee considers a balance of information, among other things, the experience, leadership, responsibility and performance of the executive team, retention, internal equity considerations and industry competitiveness. While the Compensation Committee consults with management and its independent compensation consultant in making its decisions, final authority for the establishment of our executive compensation program and performance objectives rests solely with the Compensation Committee. For more information regarding the Compensation Committee, see “Corporate Governance – Board Committees – Compensation Committee.”

Role of Executives. In the course of determining executive compensation, the Compensation Committee from time to time solicits input from our management. The Compensation Committee believes this input is valuable because of the Chief Executive Officer’s and Chief Financial Officer’s comprehensive knowledge of our business, operations and financial and strategic goals. Our Chief Executive Officer and Chief Financial Officer (i) provide data, analysis and recommendations to the Compensation Committee regarding the Company’s executive compensation programs and policies, (ii) annually evaluate the performance of our named executive officers (other than themselves) based on each individual’s performance, length of service, experience, level of responsibility and achievement of Company goals, and (iii) propose to the Compensation Committee the performance metrics to be used to determine target awards under our performance-based incentive programs. The Compensation Committee, however, retains sole authority to determine all elements of executive compensation.    Our management and human resources department support the Compensation Committee in its duties, and the Compensation Committee from time to time delegates to management and the human resources department certain administrative duties.

Role of Compensation Consultants. Upon the recommendation of management, the Compensation Committee has engaged Mercer, LLC, a subsidiary of Marsh & McLennan Companies and a global professional services firm (“Mercer”), to provide and review market data with respect to publicly-traded companies similar in size and industry to us regarding executive officer compensation and non-employee director compensation. In 2016, the Compensation Committee engaged Mercer to perform a comprehensive review of our executive compensation program and to conduct market compensation comparisons for our executive officers to assist the Compensation Committee in designing our executive compensation program. Mercer reports directly to the Compensation

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Committee. The Compensation Committee and management worked with Mercer to develop an appropriate peer group of publicly-traded companies. Mercer provided an independent review of the executive and non-employee director compensation practices in our peer group, including an analysis of base salary and annual and long-term incentives. Mercer also made general observations and provided advice about the Company’s executive compensation program, including an analysis of overall competitiveness to market. The Compensation Committee met with Mercer, reviewed its reports and considered its advice in connection with structuring our compensation program. The Compensation Committee intends to engage Mercer to update its review of our executive compensation program biannually.

In connection with the engagement of Mercer, the Compensation Committee considered and assessed all relevant factors, including, but not limited to, those set forth in applicable SEC and NYSE rules, that could give rise to a potential conflict of interest with respect to Mercer. Based upon this review, the Compensation Committee determined that engaging Mercer did not raise any conflict of interest.

Peer Group Analysis

Mercer, in consultation with our management and Compensation Committee, compiled a report in July 2016 of compensation data for executive officers and non-employee directors at comparable companies. The data included base salary, annual cash incentive compensation, long-term incentive awards, performance metrics utilized, incentive plan designs, long-term incentive mix and equity plan designs. Mercer compiled this data from the proxy disclosures of the peer group as well as from published surveys.

The Compensation Committee reviewed Mercer’s report summarizing compensation levels at the 25th, median and 75th percentiles of the peer group and the survey composite data for positions comparable to those held by each of our NEOs. The Compensation Committee also reviewed a report comparing the target total cash compensation (base salary plus target annual incentive) and target total direct compensation (base salary plus target annual incentive plus target long-term incentive) for each of the NEOs against these benchmarks. For retention and competitive considerations, the Compensation Committee targets each NEO’s total cash compensation and total direct compensation levels at approximately the average of the median and 75th percentile of the peer group.

Using the information provided by Mercer, the Compensation Committee reviewed executive compensation data for executives with comparable positions at peer companies to gauge the reasonableness and competitiveness of our executive compensation program. Comparison to our peer group is one of several factors considered by the Compensation Committee in the compensation process but is not determinative. Individual compensation is based on numerous factors, including performance, length of service, experience, level of responsibility, competitive compensation data and performance of the Company. While the Compensation Committee does not establish executive pay based solely on peer group data, it believes that our pay levels and practices should be within a range of competitiveness with our peer group.

Selection of a peer group is challenging for our Company due to the lack of publicly-traded companies with whom we directly compete, and we expect it will continue to be an evolving process as the market changes. In determining our peer group, Mercer recommended that the Compensation Committee take into account a number of factors for each potential peer company, including size (revenues, market capitalization, net income and number of employees), and nature of the business (industry and similar customer base). The Compensation Committee believes our selected peer group provides a sufficient sample size from which to draw conclusions and reflects a representative market for executive talent that our business faces.

In 2016, upon consultation with management and advice from Mercer, the Compensation Committee selected the following companies as our peer group for determining 2017 compensation (updated to show last twelve months (“LTM”) figures as of December 31, 2107, except for American Woodmark, which is as of October 31, 2017:

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Peer Group	Industry	Market Cap ($ in Billions)	Peer Group	Industry	LTM Revenue ($ in Millions)
Trex Company, Inc.	Building Products	3.2	Builders FirstSouce, Inc.	Building Products	7,034.2
TopBuild Corp.	Homebuilding	2.7	BMC Stock Holdings, Inc.	Trading Companies & Distrubtors	3,366.0
Builders FirstSouce, Inc.	Building Products	2.5	Ply Gem Holdings, Inc.	Building Products	2,056.3
Installed Building Products, Inc.	Homebuilding	2.4	TopBuild Corp.	Homebuilding	1,906.3
American Woodmark Corporation	Building Products	2.1	Installed Building Products, Inc.	Homebuilding	1,132.9
BMC Stock Holdings, Inc.	Trading Companies & Distrubtors	1.7	American Woodmark Corporation	Building Products	1,103.1
Ply Gem Holdings, Inc.	Building Products	1.3	Gibraltar Industries, Inc.	Building Products	986.9
Gibraltar Industries, Inc.	Building Products	1.0	Trex Company, Inc.	Building Products	565.2
PGT Innovations Inc.	Building Products	0.8	PGT Innovations Inc.	Building Products	511.1

Peer Group Median		1.9	Peer Group Median		1,504.7
Peer Group 75th Percentile		2.6	Peer Group 75th Percentile		3,038.5

(1) Headwaters, Incorporated was excluded as they were purchased in 2016 by a private company

Consideration of Advisory Stockholder Vote on Executive Compensation

Our executive compensation program received substantial stockholder support in 2017, with more than 92% of the votes cast by our stockholders at the 2017 annual meeting voting in favor. The Compensation Committee believes that this level of support of our executive compensation program is indicative of our stockholders’ strong support of our executive compensation philosophy and goals. Stockholder votes provide information to the Compensation Committee regarding stockholder sentiment about our compensation program, which the Compensation Committee carefully reviews and considers when making future decisions regarding the compensation of our NEOs. The Compensation Committee did not implement any material changes to our executive compensation program as a direct result of the 2017 say-on-pay vote. In accordance with the preference expressed by our stockholders at the 2017 annual meeting of stockholders and as a matter of good corporate governance, our Board has committed to having an annual say-on-pay vote.

Risk Assessment and Management

Our management team assesses and discusses with the Compensation Committee our compensation practices as they relate to corporate risk management. The Compensation Committee believes that the following features of our executive compensation program appropriately mitigate potential risks:

●	Financial Performance Metrics. Pre-established financial performance metrics used by the Compensation Committee to determine incentive award opportunities are intended to reward success without encouraging excessive risk taking.

●	Equity Vesting. Prior to 2017, our executives were awarded time-based restricted stock that vested over three years. Beginning in 2017, our executives are awarded performance-based restricted stock awards which, if earned, vest over an additional two years. These vesting periods are designed to award sustained performance.

●	Equity Retention. The Compensation Committee has established an NEO stock ownership policy which requires our executives to beneficially own our common stock with a fair market value between one and five times base salary.

●	No Hedging or Pledging. Named executive officers (and other Company employees subject to our Insider Trading Policy for Covered Persons) are prohibited from engaging in any hedging or monetization transactions involving Company securities, pledging any Company securities as collateral for a loan and holding Company securities as collateral in a margin account.

●

Clawback Policy. The Compensation Committee has the ability to recoup compensation paid to an executive officer in the event of a restatement of our financial statements, or if an executive officer has

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engaged in grossly negligent or intentional misconduct that was a significant contributing factor to an accounting restatement, any significant increase in the value of such executive’s incentive compensation or any substantial financial or reputational harm to the Company.

●	Other Factors. Other mitigating factors include benchmarking compensation, oversight by a committee of independent directors and a mix of fixed and variable incentive compensation.

We believe the design of our compensation program mitigates any incentive for short-term risk-taking by executives that could be detrimental to the long-term best interests of the Company and its stockholders. The Compensation Committee believes that any risks arising from our compensation programs are minimal and are not reasonably likely to have a material adverse effect on us.

Section 3 – Elements of our Compensation Program

Components of Compensation. Our executive compensation program is designed to be simple, competitive and link pay to performance. Our approach to executive compensation in 2017 was substantially the same as the approach approved by our stockholders at the 2017 annual meeting, except that beginning in 2017, the Compensation Committee determined to issue combination performance-based and time-based incentive equity awards, rather than wholly time-based equity awards.

Our executive compensation program includes the following key elements:

Element	Design	Purpose

Base Salary	● Fixed cash compensation. ● Reviewed annually and adjusted as appropriate, based on responsibility, performance, internal pay equity and competitive market.	● Provides a fixed source of income to attract and retain executives with proven skills and leadership abilities.

Performance-Based Cash Incentives	● At-risk performance-based cash compensation based on achievement of pre-established performance goals. ● Earned only if at least 80% of target goal is achieved.	● To motivate and reward executives to achieve performance objectives that are key to our annual financial and strategic goals.

Performance-Based Equity Incentives

●  At-risk performance-based equity compensation based on achievement of pre-established performance goals.

●  Granted as restricted stock.

●  Earned only if at least 80% of target goal is achieved.

●  Vests over two years after satisfaction of performance goals.

●  To motivate and reward executives for focusing on sustained long-term growth and increasing stockholder value.

●  Enhances retention of key talent.

●  Aligns compensation to stockholder value and stock price appreciation.

Our executive compensation program includes both fixed components (base salary and benefits) and variable components (short- and long-term incentive awards). Variable components are directly tied to our financial performance. The Compensation Committee annually considers the mix of compensation and may make adjustments to this approach after giving consideration to evolving circumstances, the individuals involved and their responsibilities and performance. The Compensation Committee believes this mix of components is appropriate for our NEOs because it incentivizes them to focus on both short- and long-term success and aligns their interests with

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those of our stockholders. The Compensation Committee also believes that this mix is consistent with companies in our peer group. The Compensation Committee strives to achieve an appropriate balance among the elements of our compensation program to meet our objectives and philosophy, but does not apply any set formula in allocating executive compensation. We provide very few perquisites or other special benefits to our executive officers that are not generally available to our salaried employees, other than auto allowances (including insurance) and cell phones. We provide no pension plans or other retirement benefits to our executive officers other than our 401(k) plan, which is generally available to all of our employees.

Base Salary

We provide base salaries to our NEOs to compensate them for performing day-to-day responsibilities and to provide competitive fixed pay to balance at-risk compensation, which is a substantial part of our NEOs’ compensation. Base salary is intended to provide a fundamental level of compensation so that the NEOs do not feel pressured to take unnecessary or excessive risks or overly focus on the price of our common stock. In setting the base salaries of our named executive officers, the Compensation Committee considers, among other factors, the scope of the executive’s responsibilities, experience, individual performance, labor market conditions, competitive market salary levels and overall mix of compensation elements. The Compensation Committee reviews base salaries no less than annually, usually in the first quarter of each year, and takes into consideration market data provided by its independent compensation consultant, internal pay equity among executives and overall mix of compensation elements. Regular salary adjustments, if any, typically become effective on April 1 of each year.

Our Chief Executive Officer’s employment agreement provides for a minimum annual base salary of $600,000. See “Employment Agreement with Jeffrey W. Edwards” below for more information.

Performance-Based Cash Incentives

We provide our NEOs with annual performance-based cash incentive opportunities, which are designed to reward achievement of short-term performance goals measured over the current fiscal year. Incentive award opportunities are tied to the achievement of pre-determined financial performance targets that are directly related to our financial and strategic goals for the year. In February of each year, the Compensation Committee, after considering the recommendations of management, sets annual financial performance targets for the year based on one or more criteria under our 2014 Omnibus Incentive Plan and establishes for each NEO a target bonus amount expressed as a fixed dollar amount. Actual compensation for an executive may be above or below target, based on the degree to which the performance metrics are met. The executive generally must remain employed through the end of the performance period to be eligible for any cash bonus. Termination of employment for any reason prior to the actual payment date generally results in forfeiture of the incentive cash bonus unless the Compensation Committee determines otherwise.

In setting financial performance goals each year, the Compensation Committee uses a one-year performance metric so that performance targets reflect current business conditions, taking into account that the Company operates in the residential and commercial construction industry, which is heavily dependent upon external factors, including construction starts; interest rates; inflation; employment levels; personal income growth; housing demand; availability and pricing of mortgage financing; financial, political system and credit market stability; federal, state and local tax rates; deductibility of mortgage loan interest payments; government energy efficiency codes; credit availability; rising home prices; and severe weather conditions, such as unusually prolonged cold conditions, rain, blizzards or hurricanes.

The Compensation Committee uses Adjusted EBITDA as our financial performance metric because it believes that it provides an effective incentive to maximize an important short-term goal of improving operating profitability and aligns management awards with the short-term financial interests of our stockholders. The Compensation Committee believes Adjusted EBITDA is a useful measure of operating performance as it measures change in pricing decisions, cost controls and other factors that impact operating performance and removes the effect of our capital structure (primarily interest expense), asset base (primarily depreciation and amortization), items outside our control (primarily income taxes) and volatility related to the timing and extent of other activities such as asset

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impairments and non-core income and expenses. As the Company’s acquisition strategy continues and the volume of total acquired business operations become larger, the Company will incur additional non-cash amortization expense. This non-cash adjustment impacts net income, which is another reason why the Compensation Committee continues to believe that Adjusted EBITDA is the most useful measure of profitability and indicator of the Company’s financial health. The target set by the Compensation Committee is based on the budget approved by the Board and the annual and long-term business plan established at the beginning of each fiscal year. The budget and business plan are based upon certain assumptions and estimates of the housing and commercial markets, Company growth objectives and overall economic conditions. The performance target established by the Compensation Committee in the first quarter is periodically adjusted throughout the year to account for completed acquisitions. The Compensation Committee expects to continue to re-assess the performance metrics and goal setting processes annually. See “Additional Information – Use of Non-GAAP Financial Measures.”

Performance-Based Equity Incentives

A substantial component of our executive compensation program consists of rewards for long-term growth and enhancement of stockholder value through the use of performance and time-based incentive equity awards. The Compensation Committee believes that long-term incentive compensation is an effective way to retain a strong executive team and provide them with incentives to focus on the Company’s long-term success, aligning their interests with the long-term interests of our stockholders.

Our 2014 Omnibus Incentive Plan provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. This range of available equity awards provides the Compensation Committee the flexibility to grant appropriate types of awards under different circumstances, depending on our needs and objectives over time.

From 2015 to 2017, the Compensation Committee granted incentive equity awards in the form of time-based restricted stock, which vested ratably over three years, generally subject to the NEO’s continued employment on each applicable vesting date. Beginning in 2017, to further align our executive compensation program with our performance, the Compensation Committee began granting incentive awards of restricted stock for our NEOs that are both performance-based and time-based. The Compensation Committee determined, for the reasons outlined in “Performance-Based Cash Incentives” above, to use a one-year performance metric of Adjusted EBITDA. In order to achieve a balance between the advisability of setting annual performance metrics and our compensation philosophy to align the interests of our NEOs with the long-term interests of our stockholders, the Compensation Committee added a time-vesting component to the performance-based awards. Performance-based restricted stock awards actually earned by an executive may be above or below the target award, based on the degree to which the performance metrics are met. If the performance metric is achieved at least 80% and restricted stock is earned, it vests in equal installments over the next two years, generally subject to the NEO’s continued employment on each applicable vesting date.

The Compensation Committee believes that adding the two year vesting period to the performance-based restricted stock award serves as a valuable retention incentive for our NEOs, whose skills and experience are sought after within the industry. The Compensation Committee also believes that granting long-term restricted stock awards aligns the executive officers’ interests directly with those of our stockholders, as the executive officers will realize greater or lesser value based on our stock price during the vesting period, which will parallel that of our stockholders over the same period. The Compensation Committee further believes the restricted stock awards focus our NEOs on our long-term performance and discourages excessive risk-taking in the short-term.

In the event of a change in control (as defined in the 2014 Omnibus Incentive Plan), the Compensation Committee may cause any unvested shares of restricted stock to be continued or assumed, to have new rights substituted therefor, to entitle the NEO to receive the same distribution as other shares of common stock in the change in control transaction or to be cancelled in exchange for cash. The Compensation Committee may also determine to accelerate vesting in connection with a change in control. If a named executive officer engages in “detrimental activity,” as

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defined in the 2014 Omnibus Incentive Plan, prior to or during the one year period following vesting of any restricted stock, the Compensation Committee may direct that all unvested restricted stock be forfeited and that the executive pay to the Company the fair market value of vested restricted stock (valued as of the vesting date).

Section 4 – What We Paid in 2017

2017 Base Salary

The table below sets forth the base salaries for each of our NEOs as of December 31, 2017:

Name	2017 Base Salary ($)	Increase ($)	Percent of Total Compensation (%)
Jeffrey W. Edwards	660,000	-	14.4%
Michael T. Miller	330,000	-	18.5%
Jay P. Elliott	385,000	-	20.5%
Todd R. Fry	250,000	30,000	54.3%
Jason R. Niswonger	250,000	30,000	57.6%

As reflected in the table above, the Compensation Committee did not increase the base salaries of Messrs. Edwards, Miller and Elliott for 2017, determining to place more emphasis on performance-based compensation for these executives to further align their compensation with Company performance and the interests of our stockholders. Based in part on the recommendation of our Chief Executive Officer and Chief Financial Officer, the Compensation Committee determined to increase the base salaries of Messrs. Fry and Niswonger by $30,000 and $30,000, respectively, as a result of their increasing responsibilities and strong individual performance. These increases became effective on April 1, 2017.

2017 Performance-Based Incentive Cash Awards

In consultation with our Chief Executive Officer and Chief Financial Officer, in February 2017, the Compensation Committee considered corporate goals and objectives for our named executive officers for the 2017 fiscal year. Based on management’s strategic and operational goals and considering management’s short- and long-term budgets and projections, the Compensation Committee established an Adjusted EBITDA target of $164,795,400 as the 2017 performance metric for our NEOs’ performance-based incentive awards, to be adjusted throughout the year for the forecasted impact of acquisitions during the performance period. The Compensation Committee found that the degree of difficulty of the target was significant though reasonable (as evidenced by the Company’s attainment of less than 100% of the target), given the current business environment and considering that housing starts, while increasing, continue to fall short of levels seen prior to the most recent housing downturn.

The Compensation Committee approved the target performance-based incentive cash awards for each NEO as set forth in the table below. The target awards were increased for 2017 due to the Compensation Committee’s desire to adjust the mix of executive compensation toward performance-based compensation and to encourage our executive team to continue to focus its efforts on increasing Company growth and stockholder value. The amount of an NEO’s performance-based incentive cash award is based on the Company’s achieved Adjusted EBITDA during the performance period as compared against the target. The incentive award earned is equal to the NEO’s target incentive cash award set forth in the table below multiplied by the percentage of the Adjusted EBITDA target achieved. No incentive award is earned if the Company’s actual Adjusted EBITDA during the performance period is less than 80% of the target, as adjusted for acquisitions. No maximum amount is established; however, even if target performance is achieved, the Compensation Committee retains the discretion to reduce the amount of the award. Unless otherwise determined by the Compensation Committee, payment of any incentive cash award is generally subject to the NEO remaining employed through the payment date. Incentive cash awards are subject to clawback under the terms of our recoupment policy.

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In 2017, the Company established a financial wellness program for its employees, the objective of which is to help educate participants on key personal financial management topics, including budgeting, debt reduction, saving and giving back to the community. One of the key components of the program is encouraging employees to establish personal savings accounts at a financial institution of their choice, which the Company matches dollar for dollar up to $1,000.

The Compensation Committee discussed with management prior to the establishment of the financial wellness program the desire of Mr. Edwards, Mr. Miller and other executives to forego all or a portion of their incentive cash awards for the 2017 performance period to help offset the cost of the start-up expenses of the Company matching contribution. At the time of these discussions, it was not known how well the program would be received by employees, the extent of employee interest in participating in the plan, whether and to what extent the performance metrics would be met or the amount of the incentive cash awards that might be payable to the executives. The Compensation Committee considered the potential start-up and future costs of the financial wellness program, future funding for the program and the generosity of management and its dedication to meaningful employee retention programs. The Compensation Committee discussed with management that to further the objective of funding the start-up costs of the financial wellness program, the executives would waive all or a portion of the payment of any amounts to which they would have otherwise been eligible, no matter the extent to which performance metrics were satisfied, in favor of diverting such amounts to partially offset the cost to the Company of the program. After considering the aforementioned factors, the Compensation Committee approved the advance waiver of 2017 incentive cash awards by Messrs. Edwards, Miller and Elliott.

In February 2018, the Compensation Committee met to review the results of the Company’s financial performance against the Adjusted EBITDA performance metric. The Company’s final Adjusted EBITDA target, as adjusted for the impact of 14 acquisitions during the performance period, was $170,422,000. Actual Adjusted EBITDA was $141,053,000, or approximately 81.4% of target, after adjustment to account for the waiver of incentive cash compensation for the financial wellness program discussed above, which, in consultation with management, the Compensation Committee finalized at 81.3%.

Participation in the financial wellness program in 2017 exceeded expectations, with nearly 40% of eligible employees electing to participate. As a result of the Company match, we incurred approximately $3 million of expense in 2017, which was partially offset by Messrs. Edwards, Miller and Elliott agreeing in advance to waive all or portion of their 2017 performance-based incentive cash award payments of $508,128, $178,860 and $166,095, respectively.

The following table shows each NEO’s 2017 target incentive cash award, earned incentive cash award and paid incentive cash award, taking into account the decision by Messrs. Edwards, Miller and Elliott to waive all or part of their cash incentive awards to offset a portion of the start-up expense of the employee financial wellness program:

Name	Target Cash Incentive ($)	Target Cash Incentive as a Percentage of Salary (%)	Earned Cash Incentive ($)	Earned Cash Incentive as a Percentage of Salary (%)	Earned Cash Incentive Paid ($)
Jeffrey W. Edwards	625,000	90.0%	508,125	77.0%	-
Michael T. Miller	220,000	70.0%	178,860	54.2%	-
Jay P. Elliott	315,000	80.0%	256,095	66.5%	90,000
Todd R. Fry	70,000	30.0%	56,910	22.8%	56,910
Jason R. Niswonger	62,500	30.0%	50,813	20.3%	50,813

The performance-based incentive cash awards paid to our NEOs for 2017 are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” below. As noted above, Messrs. Edwards,

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Miller and Elliott agreed in advance to waive all or part of their 2017 performance-based cash award payments in order to partially offset the expense of the Company match under the financial wellness program.

2017 Time-Based Equity Awards

2017 was a transition year for our executive equity award program. Prior to 2017, in April of each year the Compensation Committee issued annual awards of time-based restricted stock to our NEOs for performance in the previous year, based on the Compensation Committee’s subjective judgment of a number of factors, including the recommendations of our Chief Executive Officer and Chief Financial Officer, review of peer group data for competitive compensation practices, an assessment of the appropriate mix of short- and long-term awards, internal equity factors and the Company’s financial and operating results.

Consistent with this practice, in April 2017, the Compensation Committee awarded our named executive officers the shares of time-based restricted stock for 2016 performance set forth in the table below. The restricted stock vests in three annual installments (on April 20, 2018, April 20, 2019 and April 20, 2020), except that 5,606 shares of restricted stock awarded to Mr. Elliott vest on April 20, 2018 and the remaining 5,202 shares awarded to Mr. Elliott vest in two equal installments on April 20, 2019 and April 20, 2020. The awards are generally subject to continued employment through each applicable vesting date, which means that each executive generally must be employed continuously for three years from the grant date to receive the full benefit of these time-based awards. Upon an NEO’s death, any unvested restricted stock automatically vests in full.

The following table shows the number of shares of restricted stock awarded to each NEO in 2017 for 2016 performance and the fair market value of the restricted stock on the grant date (April 19, 2017):

Name	Restricted Stock Awarded (#)	Fair Market Value of Restricted Stock on Grant Date ($)
Jeffrey W. Edwards	32,266	1,677,832
Michael T. Miller	11,749	610,948
Jay P. Elliott	10,808	562,016
Todd R. Fry	1,228	63,856
Jason R. Niswonger	965	50,180

IBP 2018 Proxy Statement | 51

2017 Performance-Based Incentive Equity Awards

Beginning in 2017, to further align our executive compensation program with our performance, the Compensation Committee began granting incentive awards of restricted stock for our NEOs that are both performance-based and time-based. As noted above, this decision represented a transition from backward-looking equity awards (earned based on 2016 performance, but paid in 2017) to forward-looking equity awards (earned, if at all, based on 2017 performance and subject to two additional years of vesting). Because both our new forward-looking performance-based equity awards and our former backward-looking time-based equity awards were granted in 2017—regardless of the performance period or year of vesting—SEC rules require us to report both of these awards of restricted stock as 2017 compensation. Thus, the Summary Compensation Table set forth in “Executive Compensation Tables” reflects the 2017 transition year totals of the two awards of restricted stock. In future years, the Compensation Committee intends to make only one award of performance-based equity in any year.

In February 2017, the Compensation Committee met to consider and finalize the performance metrics for our 2017 performance-based incentive equity awards. The Compensation Committee determined, for the reasons outlined in “Section 3 – Elements of Our Compensation Program – Performance-Based Cash Incentives” above, to use a one-year performance metric of Adjusted EBITDA. The target chosen by the Compensation Committee for the incentive equity award program was the same as that chosen for the incentive cash award program. In order to achieve a balance between setting an annual performance metric and its desire to align the interests of our NEOs with the long-term interests of our stockholders, the Compensation Committee added a time-vesting component to the performance-based awards. The performance-based restricted stock awards actually earned by an executive could be above or below the target award, based on the degree to which the performance metric was met. If the performance metric was achieved at least 80% and restricted stock earned, it would vest in equal installments over two years, generally subject to the NEO’s continued employment on each applicable vesting date.

In February 2018, the Compensation Committee met to review the results of the Company’s financial performance against the target performance metric. Consistent with the incentive cash award program, the Company’s final Adjusted EBITDA target, as adjusted for the impact of 14 acquisitions during the performance period, was $170,422,000. Actual Adjusted EBITDA was $141,053,000, or approximately 81.4% of target, after adjustment to account for the waiver of incentive cash compensation for the financial wellness program discussed above, which, in consultation with management, the Compensation Committee finalized at 81.3%.

The following table shows each NEO’s 2017 target incentive equity award, earned incentive equity award and the target and actual grant date fair value of the awards:

Name	Performance- Based Restricted Stock Target (#)	Performance- Based Restricted Stock Potential Payout Grant Date Fair Value ($)	Performance- Based Restricted Stock Actual (#)	Performance- Based Restricted Stock Actual Payout at Grant Date Fair Value ($)
Jeffrey W. Edwards	41,829	1,714,989	34,007	1,394,287
Michael T. Miller	15,853	649,973	12,888	528,408
Jay P. Elliott	15,853	649,973	12,888	528,408
Todd R. Fry	1,951	79,991	1,586	65,026
Jason R. Niswonger	1,768	72,488	1,437	58,917

Executive Compensation Changes after December 31, 2017

The Compensation Committee has continued to structure our executive compensation program to provide compensation opportunities that are competitive with our peer group, designed to ensure our ability to attract, retain

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and motivate the executives who are critical to our success and align the interests of our NEOs with the long-term interests of our stockholders.

Addition of Executive Officer. On February 22, 2018, the Nominating and Corporate Governance Committee and the Board of Directors determined that W. Jeffrey Hire, our President of External Affairs, is an executive officer, based on his overall responsibilities.

2018 Salary Increases. The Compensation Committee made the following adjustments to the base salaries of certain of our named executive officers, effective April 1, 2018, primarily to weight Mr. Fry’s compensation more heavily toward fixed compensation and to compensate the NEOs for increased responsibilities, including integration of the Alpha companies:

Name	2017 Base Salary ($)	2018 Base Salary ($)	Increase ($)
Jeffrey W. Edwards	660,000	660,000	-
Michael T. Miller	330,000	330,000	-
Jay P. Elliott	385,000	385,000	-
Todd R. Fry	250,000	290,000	40,000
W. Jeffrey Hire	297,060	300,000	2,940
Jason R. Niswonger	250,000	280,000	30,000

2018 Performance-Based Cash Compensation. The Compensation Committee continued our performance-based incentive cash program for 2018 on substantially the same terms as the program approved by our stockholders in 2017. The amount of an NEO’s performance-based incentive cash award is based on the Company’s achieved Adjusted EBITDA during the performance period as compared against the target Adjusted EBITDA established by the Compensation Committee on February 21, 2018. The incentive award earned is equal to the NEO’s target cash incentive award set forth in the table below multiplied by the percentage of the Adjusted EBITDA target achieved. No incentive award is earned if the Company’s actual Adjusted EBITDA during the performance period is less than 80% of the target, as adjusted for acquisitions. The Compensation Committee retained the discretion to adjust the amount of the awards. Target amounts for 2018 were increased to reward our NEOs for the financial and operational success of the Company and increasing responsibilities of the executives in light of the number of acquisitions made by the Company, including the Alpha companies. Similar to 2017, Messrs. Edwards, Miller and Elliott have waived payment in advance of any earned incentive bonus for 2018 to offset further the cost to the Company of the start-up expenses of the Company match under the financial wellness program.

Name	2018 Target Bonus ($)	2017 Target Bonus ($)	Increase ($)	2018 Target Bonus as Percent of Base Salary (%)
Jeffrey W. Edwards	675,000	625,000	50,000	102.3%
Michael T. Miller	250,000	220,000	30,000	75.8%
Jay P. Elliott	340,000	315,000	25,000	88.3%
Todd R. Fry	75,000	70,000	5,000	25.9%
W. Jeffrey Hire	75,000	59,405	15,595	25.0%
Jason R. Niswonger	80,000	62,500	17,500	28.6%

2018 Performance-Based Equity Compensation. In connection with our performance-based equity compensation program, the Compensation Committee determined that each named executive officer is eligible to receive the target number of shares of restricted stock set forth in the table below. The financial performance metric and terms of the

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equity award program are the same as those used for the performance-based incentive cash program described under “2018 Performance-Based Cash Compensation” above. If an award of restricted stock is earned at the end of the performance period, the restricted stock will vest in two equal installments on April 20, 2020 and April 20, 2021, generally subject to the NEO’s continued employment on the applicable vesting date. The restricted stock vests automatically in full in the event of an NEO’s death. The Compensation Committee has discretion to adjust any award, even if fully earned.

Name	2018 Performance- Based Restricted Stock Target (#)	Fair Market Value on Grant Date ($)
Jeffrey W. Edwards	27,667	1,815,000
Michael T. Miller	10,365	680,000
Jay P. Elliott	10,670	700,000
Todd R. Fry	1,295	85,000
W. Jeffrey Hire	1,524	100,000
Jason R. Niswonger	1,371	90,000

Amended Insider Trading Policy. We amended our Insider Trading Policy, effective February 22, 2018, for executive officers, directors and other persons covered by the policy to prohibit all hedging and monetization transactions involving our securities and all pledging of our securities as collateral. TCI Holdings, LLC’s (an affiliate of Mr. Nixon) pre-existing pledged of 600,000 shares is the only exclusion from this pledging prohibition. This pledge by TCI Holdings, LLC was entered into in August 2016 for 1.1 million shares and was recently reduced to 600,000 shares. No person who has any hedging or pledging transaction in effect relating to our securities may be nominated or re-nominated as a director. None of our executive officers has any shares of Company stock pledged as collateral.

Section 5 – Other Compensation and Policies

Executive Benefits and Perquisites

The Company offers no perquisites to our NEOs that are not generally available to salaried employees, other than auto allowances (including insurance) and cell phones. Such perquisites do not pay a significant role in our executive compensation program. The perquisites and other benefits provided to our named executive officers are set forth in the “All Other Compensation” column of the “Summary Compensation Table” below. From time to time, our NEOs may travel by chartered aircraft services to facilitate travel that is directly related to the performance of their duties.

Post-Termination Compensation

We do not have severance or change-in-control arrangements with our named executive officers, except for Mr. Edwards. If an NEO’s employment is terminated due to retirement or disability (or death, in the case of equity awards granted prior to 2017), the Compensation Committee may, in the exercise of its discretion, determine to accelerate vesting of restricted stock awards and to waive any limitations placed on performance-based cash awards. Beginning in 2017, if an NEO’s employment is terminated due to the executive’s death, all earned but unvested restricted stock awards automatically vest in full.

The Company has entered into an employment agreement with Mr. Edwards, the terms of which are more fully described below under the caption “Employment Agreement with Jeffrey W. Edwards.” Under the terms of his employment agreement, Mr. Edwards is entitled to certain severance benefits in the event his employment is

54 | IBP 2018 Proxy Statement

terminated by the Company without “Cause” or by Mr. Edwards for “Good Reason,” as defined in the employment agreement. These benefits include salary continuation and payment of certain performance-based incentive awards. Details of the arrangement with Mr. Edwards are described under “Potential Payments Upon Termination or Change in Control” below. We have entered into non-compete agreements with Messrs. Edwards (as part of his employment agreement), Miller, Elliott, Fry and Niswonger.

Retirement / Post-Employment Benefits

The Company does not provide any retirement programs or similar benefits to its NEOs other than our 401(k) program, which is generally available to all of our employees.

Equity Grant Practices

The Compensation Committee’s practice has been to grant equity awards to our NEOs during the first quarter of each year. We do not engage in the practice of timing grants with the release of non-public information. In 2017, we did not grant any stock options or other stock-based compensation, other than restricted stock.

Tax Considerations

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally limits the deductibility of compensation paid to a public company’s chief executive officer and the three other most highly compensated executive officers (excluding the chief financial officer) to $1 million during any fiscal year. Until 2018, this limitation generally does not apply to compensation that is “performance-based” and provided under a plan approved by the company’s stockholders.

The deduction limitations under Section 162(m) do not apply during a “reliance period” under the Treasury Regulations under Section 162(m) for companies that have recently become public companies. In our case, the reliance period ends on the first annual meeting of our stockholders for the election of directors occurring after the close of the third calendar year following the calendar year in which our initial public offering occurred. Under the reliance period exception, Section 162(m) will not apply to our compensation deductions until 2018.

Effective for taxable years beginning after December 31, 2017, the legislation known as the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) extended the coverage of Section 162(m) to a company’s chief financial officer and repealed the exemption from Section 162(m)’s deduction limit for performance-based compensation. However, the Tax Act provided transition relief to certain arrangements in effect on November 2, 2017, and not modified in any material respect on or after that date. Future compensation paid to our covered executive officers in excess of $1 million may not be deductible unless it qualifies for the transition relief.

The Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executives necessary for our success. The Compensation Committee believes that the total compensation program for our executive officers should be managed in accordance with the objectives outlined in the Company’s compensation philosophy and in the best overall interests of the Company’s stockholders. The Compensation Committee considers deductibility to be only one factor in determining executive compensation, and will maintain the flexibility to award compensation that it determines to be consistent with the objectives of our executive compensation program, even if the awards are not fully tax deductible. No assurance can be given that all compensation paid to our NEOs will be deductible for federal income tax purposes under Section 162(m).

Tax Gross-Ups

We do not provide tax gross-ups for perquisites provided to our NEOs, and none of our NEOs received a tax gross-up for any benefits in 2017.

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Stock Ownership Guidelines

The Compensation Committee has established a Named Executive Officer Stock Ownership Policy for the purpose of requiring executives to hold our common stock in a multiple of base salary to strengthen their alignment with the interests of our stockholders and promote achievement of long-term business objectives:

Position	Stock Ownership Level
Chief Executive Officer	5 times base salary
Chief Financial Officer	3 times base salary
Chief Operating Officer	3 times base salary
Chief Accounting Officer	1 times base salary
Senior Vice President, Finance and Investor Relations	1 times base salary

If an executive chooses to meet this requirement using fully vested shares of common stock issued under the Company’s equity incentive plan, the stock is valued for purposes of meeting the requirement at the greater of the value of the common stock on the grant date or the date on which ownership is measured (the last trading day of the year of measurement). An executive has five years from the date of his or her first election as an executive officer (or if later, the date of an increase in the amount of common stock required to be held) to meet this requirement. If an executive officer does not meet the ownership requirement at a measurement date, he or she is prohibited from selling any of our common stock, and fifty percent (50%) of his or her annual incentive bonus will be paid in the form of common stock in lieu of cash. All of our named executive officers either currently own shares in excess of these requirements or are on an appropriate track to meet the requirements within the five year time frame of their first becoming a named executive officer. None of our executive officers has any shares of Company stock pledged as collateral for personal loans or other obligations.

Recoupment Policy

In 2017, the Compensation Committee recommended, and the Board of Directors adopted, an incentive compensation and other compensation recoupment policy, or “clawback” policy, the purpose of which is to deter our executives from taking actions that could potentially harm the Company and our stockholders. The clawback policy applies to all incentive cash and equity compensation awards (and all other compensation) granted on or after the effective date of the policy to any current or former executive officer, including our named executive officers. Under the policy, if we are required to restate our financial statements due to material noncompliance with financial reporting requirements under the securities laws where the restatement was caused, or substantially caused, by the intentional misconduct of the executive officer, then the amount, if any, of the incentive-based cash and equity compensation paid during the three-year period preceding the restatement in excess of what would have been paid under the restatement is subject to recoupment.

In addition, if the Compensation Committee reasonably determines that an executive officer has engaged in grossly negligent or intentional misconduct that was a significant contributing factor to an accounting restatement, any significant increase in the value of such executive’s incentive compensation or any substantial financial or reputational harm to the Company, the Compensation Committee may (i) recover any incentive-based cash and equity compensation awards or other compensation of any kind granted on or after the effective date of the policy and paid prior to the date of determination, (ii) cancel any compensation of any kind not paid or otherwise settled prior to the date of the determination, and (iii) withhold or eliminate any compensation of any kind that could be paid or awarded after the date of determination. The Compensation Committee may also dismiss the executive officer, authorize legal action against him or her for breach of fiduciary duty or other violation of law, and/or take such other action as the Compensation Committee may deem appropriate.

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EXECUTIVE COMPENSATION

Executive Compensation Tables

Summary Compensation Table

The following table contains information regarding the compensation paid to or earned by each of our named executive officers during the three most recently completed fiscal years (compensation is shown with respect to 2016 and 2015 for individuals who were named executive officers in such years):

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jeffrey W. Edwards	2017	660,000	3,392,821	508,125	31,761	4,592,707
President, Chief Executive Officer and Chairman	2016	642,923	958,006	-	28,190	1,629,119
	2015	600,000	300,005	60,264	29,782	990,051
Michael T. Miller	2017	330,000	1,260,921	178,860	15,391	1,785,172
Executive Vice President and Chief Financial Officer	2016	321,462	393,908	-	18,383	733,753
	2015	286,154	125,009	22,599	16,734	450,496
Jay P. Elliott	2017	385,000	1,211,989	256,095	20,579	1,873,663
Chief Operating Officer	2016	375,038	323,544	90,000	17,764	806,347
	2015	336,154	150,002	94,700	17,899	598,755
Todd R. Fry	2017	241,346	143,847	56,910	18,602	460,705
Chief Accounting Officer and Treasurer
Jason R. Niswonger	2017	241,464	122,668	50,813	18,916	433,860
Senior Vice President, Finance & Investor Relations

(1)	For the 2017 fiscal year, amounts in this column represent the aggregate grant date fair value of time-based restricted stock awards (granted April 19, 2017, the amount of which was based on performance in 2016) and performance-based and time-based restricted stock awards (granted February 24, 2017, the amount of which was based on performance in 2017) to each NEO assuming the achievement of the performance criteria computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (FASB ASC Topic 718). The grant date fair value was determined by multiplying the number of shares of the underlying common stock by the closing stock price of $41.00 and $52.00, respectively, on the grant dates of April 19, 2017 and February 19, 2017, respectively (see table below for each component of the “Stock Awards” column for 2017). For additional information regarding the assumptions made in calculating these amounts, see Notes 2 and 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. See “2017 Performance-Based Equity Awards” and “2017 Time-Based Equity Awards” above and “Grants of Plan-Based Awards for 2017” and “Potential Payments Upon Termination or Change in Control” below for more information concerning the time-based restricted stock and performance-based and time-based restricted stock awarded to the NEOs in 2017.

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The following table provides additional detail on the stock awards granted April 19, 2017, the amount of which was based on performance in 2016, and the stock awards granted February 24, 2017, the amount of which was based on performance in 2017:

	Time-Based		Performance-Based and Time-Based
Name	Restricted Stock Award (#)	Restricted Stock Award Grant Date Fair Value ($)	Restricted Stock Target (#)	Restricted Stock Potential Payout Grant Date Fair Value ($)	Total Stock Awards Grant Date Fair Value ($)
Jeffrey W. Edwards	32,266	1,677,832	41,829	1,714,989	3,392,821
Michael T. Miller	11,749	610,948	15,853	649,973	1,260,921
Jay P. Elliott	10,808	562,016	15,853	649,973	1,211,989
Todd R. Fry	1,228	63,856	1,951	79,991	143,847
Jason R. Niswonger	965	50,180	1,768	72,488	122,668

(2)	The amounts in this column represent the performance-based annual cash incentives earned by our NEOs in the applicable fiscal year. These amounts were not actually paid to Messrs. Edwards, Miller and Elliott. As discussed previously, Messrs. Edwards, Miller, and Elliott agreed in advance to waive all or a portion of their 2017 performance-based cash award payments in order to offset partially the expense of the Company under the financial wellness program. Consequently, despite the fact that performance was satisfied at 81.3% of target, Messrs. Edwards, Miller and Elliott actually received a payout of $0, $0 and $90,000, respectively, with the amounts of $508,125, $178,860 and $166,095, respectively, being used to offset the cost of the Company match under the financial wellness program for 2017. See “2017 Performance-Based Cash Incentive Awards” above for more information concerning our 2017 annual performance-based cash incentive program.

(3)	The following table describes each component of the “All Other Compensation” column for fiscal 2017:

Name	Company Car ($)	Company Paid Car Insurance ($)	Company Paid Parking ($)	401(K) Match ($)	Company Paid Mobile Phone ($)	Cancellation of Debt Income from Dissolved Subsidiary ($)	All Other Compensation ($)
Jeffrey W. Edwards	23,486	1,429	-	1,477	3,282	2,087	31,761
Michael T. Miller	6,398	1,429	1,920	4,125	1,519	-	15,391
Jay P. Elliott	10,161	1,430	1,920	3,430	2,275	1,363	20,579
Todd R. Fry	9,866	1,429	1,920	4,500	887	-	18,602
Jason R. Niswonger	13,038	1,430	1,920	1,811	717	-	18,916

Grants of Plan-Based Awards for 2017

The following table contains information regarding grants of plan-based incentive awards granted to each of our NEOs for 2017 under our 2014 Omnibus Incentive Plan:

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								All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock
		Estimated Future Payments Under Non-Equity Incentive Plan Awards			Estimated Future Payments Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)	Stock (#)(3)	Awards ($)(4)
Jeffrey W. Edwards	–	500,000	625,000	–				–	-
Performance-Based Award	2/24/2017				33,463	41,829	–		1,714,989
Restricted Stock Award	4/19/2017							32,266	1,677,832
Michael T. Miller	–	176,000	220,000	–				–	-
Performance-Based Award	2/24/2017				12,682	15,853	–		649,973
Restricted Stock Award	4/19/2017							11,749	610,948
Jay P. Elliott	–	252,000	315,000	–				–	-
Performance-Based Award	2/24/2017				12,682	15,853	–		649,973
Restricted Stock Award	4/19/2017							10,808	562,016
Todd R. Fry	–	56,000	70,000	–				–	-
Performance-Based Award	2/24/2017				1,561	1,951	–		79,991
Restricted Stock Award	4/19/2017							1,228	63,856
Jason R. Niswonger	–	50,000	62,500	–				–	-
Performance-Based Award	2/24/2017				1,414	1,768	–		72,488
Restricted Stock Award	4/19/2017							965	50,180

(1)	The amounts shown reflect the threshold and target amounts that each named executive officer was eligible to receive for 2017 based on achievement of the Adjusted EBITDA performance goal established by the Compensation Committee. No maximum award was established. Actual payouts are reported in the “Summary Compensation Table” under the heading “Non-Equity Incentive Plan Compensation.” The material terms of the 2017 non-equity incentive awards are described above under “2017 Performance-Based Cash Incentive Awards.” In accordance with a prior decision made by the Compensation Committee in consultation with Messrs. Edwards Miller and Elliott, even though performance in 2017 was satisfied at 81.3% of target, given Messrs. Edwards, Miller and Elliott’s desire to implement the financial wellness program for our employees, Messrs. Edwards, Miller and Elliott received a payout of $0, $0 and $90,000, respectively, with $508,125, $178,860 and $166,095, respectively, being used to offset the cost of the Company match under the financial wellness program for 2017.

(2)	The amounts shown reflect the threshold and target amounts that each named executive officer was eligible to receive for 2017 based on achievement of the Adjusted EBITDA performance goal established by the Compensation Committee. No maximum award was established. Actual payouts are reported in the footnote to the “Summary Compensation Table.” The material terms of the 2017 equity incentive awards are described above under “2017 Performance-Based Equity Awards.”

(3)	Shares of time-based restricted stock awarded April 19, 2017 that vest in three equal installments (rounded to the nearest whole share) on each of April 20, 2018, 2019 and 2020, except that 5,606 shares of restricted stock awarded to Mr. Elliott vest on April 20, 2018 and the remaining 5,202 shares awarded to Mr. Elliott vest in two equal installments on April 20, 2019 and April 20, 2020, generally subject to the NEO’s continued employment on the applicable vesting date.

(4)

The grant date fair value was determined by multiplying the closing price of the Company’s common stock on February 24, 2017 and April 19, 2017 ($41.00 and $52.00, respectively,) by the number of shares awarded. For additional information regarding the assumptions made in calculating these amounts, see Notes 2 and 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The awards of time-based restricted stock made in April 2017 were based on

IBP 2018 Proxy Statement | 59

performance in 2016 and the awards of performance-based and time-based restricted stock made in February 2017, were based on performance in 2017.

Outstanding Equity Awards Table

The following table contains information regarding outstanding equity awards held by each of our NEOs as of December 31, 2017:

			Stock Awards
Name		Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units of Stock that Have Not Vested (#)(1)
Jeffrey W. Edwards	(2)	3/20/2015	4,589	348,535
	(3)	4/7/2016	23,672	1,797,888
	(4)	2/24/2017			34,007	2,582,832
	(5)	4/19/2017	32,266	2,450,603

Michael T. Miller	(2)	3/20/2015	1,912	145,216
	(3)	4/7/2016	9,733	739,221
	(4)	2/24/2017			12,888	978,844
	(5)	4/19/2017	11,749	892,337

Jay P. Elliott	(2)	3/20/2015	2,294	174,229
	(3)	4/7/2016	7,995	607,220
	(4)	2/24/2017			12,888	978,844
	(5)	4/19/2017	10,808	820,868

Todd R. Fry	(2)	3/20/2015	765	58,102
	(3)	4/7/2016	1,371	104,127
	(4)	2/24/2017			1,586	120,457
	(5)	4/19/2017	1,228	93,267

Jason R. Niswonger	(3)	4/7/2016	1,208	91,748
	(4)	2/14/2017			1,437	109,140
	(5)	4/19/2017	965	73,292

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(1)	The market value of unearned stock which has not vested was determined by multiplying the closing price of the Company’s common stock on December 31, 2017 ($75.95) by the number of shares of unvested stock.

(2)	Shares awarded March 20, 2015, which vest on March 31, 2018.

(3)	Shares awarded April 7, 2016, which vest in two equal installments (rounded to the nearest whole share) on April 20, 2018 and 2019.

(4)	Although the performance criteria has been satisfied for the 2017 performance period, the shares are still subject to a time-based vesting schedule. The shares vest in two equal installments (rounded to the nearest whole share) on April 20, 2019 and 2020.

(5)	Shares awarded April 19, 2017, which vest in three equal installments (rounded to the nearest whole share) on April 20, 2018, 2019 and 2020, except that 5,606 shares of restricted stock awarded to Mr. Elliott vest on April 20, 2018 and the remaining 5,202 shares awarded to Mr. Elliott vest in two equal installments on April 20, 2019 and April 20, 2020.

Stock Vested as of December 31, 2017

The following table contains information regarding equity awards held by each of our NEOs that vested during the fiscal year ended December 31, 2017:

	Stock Awards
Name		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Jeffrey W. Edwards	(1)	4,589	242,070

	(2)	11,836	624,941

Michael T. Miller	(1)	1,912	100,858

	(2)	4,867	256,978

Jay P. Elliott	(1)	2,295	121,061

	(2)	3,997	211,042

Todd R. Fry	(1)	765	40,354

	(2)	685	36,168

Jason R. Niswonger	(2)	604	31,891

(1)	The value realized on vesting was determined by multiplying the closing price of our common stock on the vesting date of March 31, 2017 ($52.75) by the number of shares acquired on vesting.

(2)	The value realized on vesting was determined by multiplying the closing price of our common stock on the vesting date of April 20, 2017 ($52.80) by the number of shares acquired on vesting.

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Pension Benefits

We do not provide any qualified or nonqualified defined pension benefit plans for our NEOs. The Compensation Committee may elect to adopt such plans in the future if it determines that doing so best serves our compensation philosophy and objectives.

Non-Qualified Deferred Compensation

We do not provide any deferred compensation programs or benefits for our named executive officers, but the Compensation Committee may elect to do so in the future.

Employment Agreements, Severance and Change in Control Benefits

Employment Agreement with Jeffrey W. Edwards

Prior to November 1, 2013, Mr. Edwards served as a consultant and non-employee officer to the Company. On November 1, 2013, we entered into an employment agreement with Mr. Edwards pursuant to which he agreed to continue to serve as our Chief Executive Officer and President for an initial employment term through November 1, 2016, with automatic one-year renewals on the expiration date of the initial term and each anniversary thereafter, unless either party provides at least 90 days’ prior notice of non-renewal. The agreement provides Mr. Edwards with a minimum annual base salary of $600,000, subject to adjustment by the Compensation Committee, and an opportunity to participate in our annual incentive programs, as well as our employee benefit plans and programs in effect from time to time.

Mr. Edwards’ employment agreement was amended on November 1, 2016 to extend the initial employment term to November 1, 2019 and to provide that Mr. Edwards must give 90 days’ prior written notice of a voluntary termination of employment without “Good Reason” (as defined in the employment agreement).

During his employment, Mr. Edwards is required to devote the amount of his business time necessary to conduct our business and affairs, and to use his best efforts to perform faithfully his duties and responsibilities as our Chief Executive Officer and President. However, to the extent such activities do not create a conflict of interest or substantially interfere with the performance of Mr. Edwards’ duties and responsibilities to the Company, he may (i) manage his personal and family financial and legal affairs, (ii) participate in charitable, civic, educational, professional, community and industry affairs (including serving on boards or committees of such entities), (iii) serve on the boards of directors of the Salvation Army and the Columbus Museum of Art and (iv) continue to engage in non-competitive operational activities for a real estate development business in which he participated prior to entering into his employment agreement with us.

Mr. Edwards is entitled to receive certain severance benefits in the event of termination of his employment by us without “Cause” or if Mr. Edwards terminates his employment for “Good Reason,” in each case as defined in the employment agreement. See “Potential Payments Upon Termination or Change in Control” below for a summary of these severance benefits. In the event of Mr. Edwards’ termination for any reason, we are required to pay him for his accrued and unpaid vacation as of the date of termination.

While employed and for two years after termination of his employment, Mr. Edwards is subject to non-competition and customer and employee non-solicitation restrictions as well as confidentiality restrictions that last during his employment and thereafter.

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Potential Payments Upon Termination or Change in Control

As described above in “Employment Agreement with Jeffrey W. Edwards,” we entered into an employment agreement with Mr. Edwards which provides certain benefits in the event of a termination of employment under certain circumstances.

None of our other named executive officers are entitled to benefits (other than vested benefits and awards) upon a resignation, termination or a change in control, except that if an NEO’s employment is terminated due to retirement or disability (or death, in the case of equity awards granted prior to 2017), the Compensation Committee may, in the exercise of its discretion, determine to accelerate vesting of restricted stock awards and to waive any limitations placed on performance-based cash awards. Beginning in 2017, if an NEO’s employment is terminated due to the executive’s death, all earned but unvested restricted stock awards automatically vest in full. Our 2014 Omnibus Incentive Plan does not provide for automatic acceleration of vesting of any incentive-based awards in the event of a change in control.

Payments upon Termination of Mr. Edwards without Cause or Resignation for Good Reason

If we terminate Mr. Edwards without “Cause” or if Mr. Edwards terminates his employment with us for “Good Reason,” then subject to his compliance with certain restrictive covenants and upon his signing an effective release of claims, we are required to pay Mr. Edwards (i) base salary continuation payments for 18 months; (ii) any earned unpaid annual incentive bonus with respect to the performance year prior to the year in which the termination occurs; and (iii) a pro-rated incentive bonus for the year of termination, based upon the Company’s actual performance. If such termination occurs within two years following a change in control (other than as a result of a sale of all of Mr. Edwards’ equity interests in the Company), then Mr. Edwards will be entitled to receive the severance benefits described in the foregoing sentence, but the base salary continuation payments will be made for 24 months instead of 18 months.

“Cause” generally means: (i) conviction of or a plea of guilty to a felony; (ii) willful commission of an act of fraud, dishonesty or other willful misconduct in the course of Mr. Edwards’ duties having a significant adverse effect on the Company; (iii) willful failure to perform prescribed duties after the Company has delivered a written demand for performance; or (iv) any material breach by Mr. Edwards of the employment agreement that remains uncured for 30 days.

“Good Reason” generally means any of the following events with respect to Mr. Edwards occurring without his consent: (i) a material diminution in base salary; (ii) a material diminution in duties, authorities or responsibilities; (iii) a relocation of a primary work location by more than 50 miles; or (iv) any material breach by the Company of the employment agreement.

The following table shows the value of the termination payments that Mr. Edwards would receive if (i) we had terminated him without “Cause” or if he had terminated his employment with us for “Good Reason,” or (ii) we had terminated him without “Cause” or if he had terminated his employment with us for “Good Reason,” following a change in control, in each case on December 31, 2017 and excluding distributions under our 401(k) retirement plan and any additional benefits that are generally available to all of our salaried employees:

Name	Termination Without Cuase or for Good Reason (Base Salary for 18 Months) ($)	Termination Without Cause or for Good Reason in Connection with Change in Control (Base Salary for 24 Months) ($)
Jeffrey W. Edwards	990,000	1,320,000

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Payments to NEOs upon Death, Retirement or Disability

The following table summarizes the value of unvested restricted stock that would vest in the event of an NEO’s death, assuming such death occurred on December 31, 2017, and further assuming that the Compensation Committee elected to accelerate vesting of pre-2017 restricted stock awards. The value was determined by multiplying the closing price of our common stock on December 31, 2017 ($75.95) by the number of shares that would have vested on such date.

Name	Unvested Restricted Stock ($)
Jeffrey W. Edwards	7,179,857
Michael T. Miller	2,755,618
Jay P. Elliott	2,581,161
Todd R. Fry	375,953
Jason R. Niswonger	274,180

If an NEO’s employment is terminated due to death, retirement or disability, the Compensation Committee may also, in the exercise of its discretion, determine to waive any limitations placed on performance-based incentive cash awards.

Chief Executive Officer Pay Ratio

Pay Ratio

As required by SEC rules, we are providing the following information about the ratio of the annual total compensation of all of our employees, other than our CEO, to the annual total compensation of our CEO. For 2017, (1) the annual total compensation of our median employee was $47,665; and (2) the annual total compensation of our CEO was $4,592,707. Based on this information, for 2017 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was approximately 96 to 1.

We believe that it is important to note that the compensation of our CEO shown in the “Total” column of the Summary Compensation Table included in this Proxy Statement includes an annual incentive amount of $508,125 which our CEO elected not to receive and instead directed it to offset the Company’s cost of the Company’s employee financial wellness program. Taking into account our CEO’s decision to redirect the $508,125 annual incentive payment, our CEO’s annual compensation would be $4,084,582 for 2017, which would have produced a ratio of approximately 86 to 1.

In addition, we believe that it is important to note that due to the transition from purely time-based restricted stock awards to performance-based and time-based restricted stock awards, for the 2017 fiscal year, our CEO received time-based restricted stock awards (granted April 19, 2017, based on performance in 2016) and performance-based and time-based restricted stock awards (granted February 24, 2017, earned based on performance in 2017 and subject to two additional years of vesting). Due to SEC reporting requirements, we are required to report both awards as 2017 compensation in the Summary Compensation Table included in this proxy statement. In future years, the Compensation Committee intends to make only one award of performance-based equity in any year. Taking into account our CEO’s decision to redirect his $508,125 performance-based annual incentive payment and removing from consideration our CEO’s $1,677,832 time-based restricted stock award that was based on 2016 performance, our CEO’s annual compensation would be $2,406,740 for 2017, which would have produced a ratio of approximately 50 to 1.

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We believe that the ratios referenced above are reasonable estimates calculated consistent with Regulation S-K Item 402(u). SEC rules allow companies to use a variety of assumptions, adjustments, methodologies and estimates. Therefore, the ratio figures reported above may not be capable of comparison to the ratio figures reported by companies in our peer group or by any other company.

The methodology and the material assumptions, adjustments, and estimates that we used for this calculation were as follows:

We determined that, as of our testing date of December 31, 2017, our employee population consisted of approximately 6,367 employees, including our CEO. After taking into consideration the adjustments permitted by SEC rules and excluding 55 employees from Blind Ambitions, LLC, a business we acquired on December 29, 2017, our measurable employee population was approximately 6,190 individuals.

With respect to the annual total compensation used to determine our “median employee,” we used a consistently applied compensation measure, which we applied separately for salaried and hourly employees. For salaried employees, we used their base salary rate. For hourly employees, we estimated annual wages based on the employee’s hourly wage rate and normal weekly schedule. For piece rate employees, we used earned production wages. For salespersons, wages included commissions. We annualized the compensation of employees who were employed on our December 31 testing date, but who worked less than a full year.

Once we identified our median employee, we combined all of the elements of such employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $47,665. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of the Summary Compensation Table included in this Proxy Statement, and as adjusted in the manner described above.

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PROPOSAL 4 –VOTE TO APPROVE THE MATERIAL TERMS AND PERFORMANCE CRITERIA OF OUR 2014 OMNIBUS INCENTIVE PLAN

Overview

We are submitting our 2014 Omnibus Incentive Plan to our stockholders for approval at the Annual Meeting. We are not proposing any amendments or changes to the 2014 Omnibus Incentive Plan.

The 2014 Omnibus Incentive Plan was adopted by the Board and approved by the Company’s stockholders on January 30, 2014. In 2017, the Board adopted an amendment to the 2014 Omnibus Incentive Plan to add meaningful limits on potential awards to non-employee directors. All current and prospective eligible employees and consultants of ours and our affiliates, and all of our non-employee directors, are eligible to be granted non-qualified stock options, restricted stock awards, performance-based cash awards and other stock-based awards under the 2014 Omnibus Incentive Plan. However, only employees of ours and of our subsidiaries are eligible to be granted incentive stock options, or ISOs, under the 2014 Omnibus Incentive Plan. The purpose of the 2014 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants and non-employee directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain executive officers. Section 162(m) provides an exception to the $1 million limit for compensation that qualifies as performance-based compensation (within the meaning of Section 162(m) and related regulations). While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by the Company for tax purposes.

Applicable IRS regulations provide that, in the case of a company that becomes a publicly held company, the $1 million deduction limit does not apply to any compensation paid pursuant to a plan or agreement that existed during the period in which the company was not publicly held. However, in the case of such a company that becomes publicly held in connection with an initial public offering, the company can rely on this exception only until the earliest of (i) the expiration of the plan; (ii) the material modification of the plan; (iii) the issuance of all stock and other compensation that has been allocated under the plan; or (iv) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering occurs (the “IPO Exception”). Since the Company’s initial public offering occurred in 2014, the IPO Exception expires effective on the date of this year’s Annual Meeting.

The legislation known as the Tax Cuts and Jobs Act of 2017 (the “Tax Cuts Act”) repealed the performance-based compensation exemption from Section 162(m)’s deduction limit effective for taxable years beginning after December 31, 2017. However, the Tax Cuts Act provided transition relief for certain arrangements in effect on November 2, 2017 and not modified in any material respect on or after that date. Compensation paid to our covered executive officers in excess of $1 million generally will not be deductible unless it qualifies for the transition relief.

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Accordingly, we are seeking approval of the material terms and performance criteria set forth below and in the terms of the 2014 Omnibus Incentive Plan at this time to preserve our ability to qualify for the transition relief provided by the Tax Cuts Act for certain performance-based compensation and thus, (i) to the increase the likelihood that certain cash and stock-based incentive awards made by the Compensation Committee during this fiscal year and prior fiscal years may be deductible under the performance-based compensation exception and the IPO Exception, and (ii) to preserve the Compensation Committee’s ability, in its discretion and to the extent allowed, to make cash and stock-based incentive awards that are intended to satisfy the requirement for performance-based compensation within the meaning of Section 162(m). We are not proposing any changes to the 2014 Omnibus Incentive Plan.

In light of the recent change in tax law pursuant to the Tax Cuts Act, if our stockholders fail to approve the material terms and performance criteria set forth below and in the terms of the 2014 Omnibus Incentive Plan, the Compensation Committee will retain the right to continue to grant awards under the 2014 Omnibus Incentive Plan in accordance with the current terms and conditions of the 2014 Omnibus Incentive Plan, but the Company may not be able to deduct certain performance-based compensation under Section 162(m). The Compensation Committee believes it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals and objectives. As such, the Compensation Committee has not adopted a policy that all compensation must qualify as deductible under Section 162(m). Failure to approve the material terms and performance criteria set forth below and in the terms of the 2014 Omnibus Incentive Plan will not affect the validity of our obligations under awards made prior to the Annual Meeting.

The material terms of the 2014 Omnibus Incentive Plan are described below, which is qualified in its entirety by the 2014 Omnibus Incentive Plan attached as Appendix A to this Proxy Statement.

Su mmary of the 2014 Omnibus Incentive Plan

Administration. The Board appointed the Compensation Committee to administer the 2014 Omnibus Incentive Plan. The Compensation Committee is authorized to grant awards to eligible employees, consultants and non-employee directors. All members of the Compensation Committee are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) and “independent directors” under applicable NYSE rules. The Compensation Committee has the full authority and discretion to grant and administer awards under the 2014 Omnibus Incentive Plan, including, but not limited to, the authority to: select the eligible employees, consultants and non-employee directors to whom awards may from time to time be granted; determine the number of shares of common stock to be covered by each award; determine the type and terms and conditions of each award; condition the grant, vesting or payment of any award on the attainment of performance criteria over a performance period, set such goals and certify the attainment of such goals; and construe and interpret the terms and provisions of the 2014 Omnibus Incentive Plan and any award agreements thereunder.

Eligibility. Awards under the 2014 Omnibus Incentive Plan, including performance-based awards, may be made to consultants, non-employee directors, and eligible employees, including key employees who are, or during the performance period covered by an award may become, “covered employees” for purposes of Section 162(m). As of March 31, 2018, there are approximately 7,000 employees and five non-employee directors eligible to participate in the 2014 Omnibus Incentive Plan, and approximately 900 of our employees and non-employee directors have been granted awards under the 2014 Omnibus Incentive Plan through December 31, 2017.

Award Types, Available Shares, and Award Limits. Stock options (both incentive stock options and non-qualified stock options), restricted stock, other stock-based awards, and performance-based cash awards are available for grant under the 2014 Omnibus Incentive Plan. A maximum of 3,000,000 shares of Company common stock may be issued in connection with awards made under the 2014 Omnibus Incentive Plan, including incentive stock options. No eligible employee or consultant may be granted awards (other than stock options or other stock-based awards in the form of stock appreciation rights) in respect of more than 500,000 shares of common stock, or cash-based awards for more than $3,000,000, in any fiscal year.

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Adjustments. The number and kind of shares authorized for grant under the 2014 Omnibus Incentive Plan, the number of shares subject to an award, the exercise price of awards, and the individual participant award limits (other than the cash limits) shall be adjusted by the Compensation Committee as the Compensation Committee determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of participants under the 2014 Omnibus Incentive Plan in the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, split-off, reorganization or partial or complete liquidation, issuance of rights or warrants to purchase common stock or securities convertible into common stock, sale or transfer of all or part of the Company’s assets or business, or other corporate transaction or event that would be considered an “equity restructuring” for purposes of FASB ASC Topic 718.

Non-Transferability of Awards. Except as the Compensation Committee may permit, at the time of grant or thereafter, awards granted under the 2014 Omnibus Incentive Plan are generally not transferable by a participant other than by will or the laws of descent and distribution. Shares of our common stock acquired by a permissible transferee will continue to be subject to the terms of the 2014 Omnibus Incentive Plan and the applicable award agreement.

Effect of Certain Transactions; Change in Control. In the event of a change in control, except as otherwise provided by the Compensation Committee in an award agreement, unvested awards will not vest. Instead, the Compensation Committee may, in its sole discretion provide for outstanding awards to be treated in accordance with one of the following methods: (i) awards (whether or not vested) may be continued, assumed or substituted for; (ii) awards may be purchased for an amount of cash equal to the change in control price per share; and/or (iii) stock options or other stock-based appreciation awards may be cancelled if the change in control price is less than the applicable exercise price. However, the Compensation Committee may in its sole discretion provide for the acceleration of vesting and lapse of restrictions of an award at any time. For the purposes of the foregoing, a “change in control” generally means the occurrence of one of the following events: (i) the acquisition (including through purchase, reorganization, merger or consolidation) by a person or entity of 45% or more of the voting power of the securities entitled to vote to elect our Board; (ii) an election of individuals to our Board that causes a change in two-thirds of the Board, unless the individuals elected are approved by a vote of at least two-thirds of the directors then in office who either were directors as of the effective date of the 2014 Omnibus Incentive Plan or whose election or nomination for election was previously so approved; or (iii) the sale or other disposition of all or substantially all of our assets.

In addition, upon the occurrence of an “acquisition event” (as defined below), the Compensation Committee may terminate all outstanding and unexercised options (or any other stock-based awards that are subject to exercise by the holder thereof) (referred to as the “exercisable awards”), effective as of the date of the acquisition event, by delivering a termination notice to each participant at least 20 days prior to the date of the acquisition event. During the period after which notice is provided, each participant may exercise all of his or her then outstanding and vested exercisable awards, subject to the occurrence of the acquisition event. Any exercisable award that has an exercise price that is equal to or greater than the fair market value of our common stock on the date of the acquisition event may be canceled by the Compensation Committee without consideration. Under the 2014 Omnibus Incentive Plan, an “acquisition event” means (i) a merger or consolidation in which we are not the surviving entity, (ii) any transaction that results in the acquisition of all or substantially all of our outstanding common stock by a single person or group of persons, or (iii) the sale or transfer of all or substantially all of our assets.

Performance Criteria. The Compensation Committee sets the terms of awards made under the 2014 Omnibus Incentive Plan, including any objective formula or standards for calculating the maximum amount payable to each participant, in accordance therewith. Under the 2014 Omnibus Incentive Plan, performance criteria established for purposes of the grant or vesting of performance-based awards of restricted stock, other stock-based awards or performance-based cash awards that are intended to be “performance-based” under Section 162(m) will be based on one or more of the following performance criteria, subject to adjustment as described below:

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(1)	enterprise value or value creation targets;

(2)	income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit;

(3)	cash flow including, but not limited to, from operations or free cash flow;

(4)	specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances or other offsets and adjustments as may be established by the Compensation Committee;

(5)	net sales, revenues, net income or earnings before income tax or other exclusions;

(6)	operating margin; return on operating revenue or return on operating profit;

(7)	return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets;

(8)	market capitalization, fair market value of the shares of the Company’s common stock, franchise value (net of debt), economic value added;

(9)	total stockholder return or growth in total stockholder return (with or without dividend reinvestment);

(10)	proprietary investment results;

(11)	estimated market share;

(12)	expense management/control or reduction (including without limitation, compensation and benefits expense);

(13)	customer satisfaction;

(14)	technological improvements/implementation, new product innovation;

(15)	collections and recoveries;

(16)	property/asset purchases;

(17)	litigation and regulatory resolution/implementation goals;

(18)	leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals);

(19)	risk management/implementation;

(20)	development and implementation of strategic plans or organizational restructuring goals;

(21)	development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals;

(22)	employee satisfaction or staff development;

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(23)	formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance revenue or profitability or to enhance its customer base; or

(24)	completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets.

All performance criteria may be based upon the attainment of specified levels of our (or affiliate, division, other operational unit, business segment or administrative department of the Company or any affiliate) performance under one or more of the measures described above and may be measured relative to the performance of other corporations (or an affiliate, subsidiary, division, other operational unit, business segment or administrative department of another corporation or its affiliates). Any goal may be expressed as a dollar figure, on a percentage basis (if applicable) or on a per share basis, and goals may be either absolute, relative to a selected peer group or index, or a combination of both. To the extent permitted under Section 162(m), the Compensation Committee may: (i) designate additional business criteria on which the performance criteria may be based or (ii) adjust, modify, or amend the aforementioned business criteria. Except as otherwise determined by the Compensation Committee at grant, the measures used in performance criteria set under the 2014 Omnibus Incentive Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Compensation Committee consistent with the requirements of Section 162(m) and the regulations thereunder:

(a)	all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or affiliate, division, other operational unit, business segment or administrative department of the Company or any affiliate) or the financial statements of the Company (or affiliate, division, other operational unit, business segment or administrative department of the Company or any affiliate);

(b)	all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or affiliate, division, other operational unit, business segment or administrative department of the Company or any affiliate) during the fiscal year or other applicable performance period; and

(c)	all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to changes in accounting principles or to changes in applicable law or regulations.

To the extent any performance criteria are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Compensation Committee as exercised at the time the performance criteria are set and, following the IPO Exception transition period, to the extent permitted under Section 162(m).

The 2014 Omnibus Incentive Plan is structured to give the Compensation Committee the ability, in its discretion, to make cash and stock-based incentive awards that are intended to satisfy the requirement for performance-based compensation within the meaning of Section 162(m). Although the exemption for performance-based compensation was recently repealed with respect to taxable years beginning after December 31, 2017, certain awards made before November 2, 2017 in respect of the Company’s current fiscal year or pursuant to contracts entered into prior to the repeal will, in many circumstances, remain eligible for this exemption, and the 2014 Omnibus Incentive Plan will therefore continue to be applicable to such awards.

Negative Discretion. The Committee may exercise negative discretion with respect to performance-based awards by providing in award agreement the discretion to pay an amount less than otherwise would be provided under the applicable level of attainment of the performance criteria.

Term. Awards under the 2014 Omnibus Incentive Plan may not be made after January 30, 2024, but awards granted prior to such date may extend beyond that date.

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Amendment and Termination. The Board may at any time amend, in whole or in part, any or all of the provisions of the 2014 Omnibus Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment may reduce the rights of a participant with respect to awards previously granted without the consent of such participant. In addition, without the approval of stockholders, no amendment may be made that would: increase the aggregate number of shares of our common stock that may be issued under the 2014 Omnibus Incentive Plan; increase the maximum individual participant share limitations for a fiscal year or year of a performance period; change the classification of individuals eligible to receive awards under the 2014 Omnibus Incentive Plan; extend the maximum option term; alter the performance criteria; amend the terms of any outstanding stock option or other stock appreciation award to reduce the exercise price thereof (i.e., reprice); cancel any outstanding “in-the-money” stock option or other stock appreciation award in exchange for cash, other awards or stock option or other stock appreciation award with a lower exercise price; require stockholder approval in order for the 2014 Omnibus Incentive Plan to continue to comply with Section 162(m) or Section 422 of the Internal Revenue Code; or require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to awards granted under the 2014 Omnibus Incentive Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside. Participants are advised to consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

Non-Qualified Stock Options. A participant who is granted a nonqualified stock option under the 2014 Omnibus Incentive Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount paid for the shares and the amount previously recognized by the participant as ordinary income. If the common stock received upon exercise of an option is restricted stock, the rules regarding restricted stock will apply.

Incentive Stock Options. A participant who is granted an incentive stock option, or ISO, will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the ISO. The aggregate fair market value of common stock (determined at the grant date) with respect to which ISOs can be exercisable for the first time during any calendar year cannot exceed $100,000. Any excess will be treated as a non-qualified stock option. If the participant disposes of the shares purchased pursuant to the ISO more than two years after the date of grant and more than one year after the issuance of the shares to the participant (the required statutory “holding period”), (a) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Also in that case, the Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss. The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

Restricted Stock. A participant will not be taxed at the date of grant of an award of restricted stock, but will be taxed at ordinary income rates on the fair market value of any shares of restricted stock as of the date that the restrictions

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lapse and the shares vest, unless the participant elects under Section 83(b) of the Internal Revenue Code to include in income the fair market value of the restricted stock as of the date of such grant. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the grant of the restricted shares, if the participant has made an election under Section 83(b) of the Internal Revenue Code). To the extent unrestricted dividends are paid during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the company unless the participant has made a Section 83(b) election, in which case the dividends will thereafter be taxable to the participant as dividends and will not be deductible by the Company.

Other-Stock Based Awards. A participant generally will not recognize taxable income upon the grant of an other stock-based award. When the conditions and requirements for the grants have been satisfied and the award is settled, any cash received or the fair market value of any common stock received will constitute ordinary income to the participant. If a participant sells any shares of stock acquired pursuant to the grant of an other stock-based award, the difference between the amount realized on the sale and the participant’s tax basis with respect to those shares (which, generally, will be equal to the amount of income the participant reported with respect to the payment of the shares of common stock) will be taxed as short- or long-term capital gain or loss, depending on whether the one-year capital gain holding period is met.

Performance-Based Awards. Any award under the 2014 Omnibus Incentive Plan may be granted with performance vesting conditions. The federal income tax effects of such a performance award would generally be the same as described above for that type of award. A participant would not be taxed at the time of grant of a performance-based cash award. If the performance targets and/or the other requirements for a payment of performance-based cash awards are achieved, a participant will receive a cash payment and will recognize ordinary income in an amount equal to any cash received on the date of receipt.

Company Tax Deduction. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or affiliate for which the participant performs services will generally be entitled to a corresponding federal income tax deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Internal Revenue Code Section 280G, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m). No assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with Company’s business needs.

Benefits to Directors, Named Executive Officers and Others

Awards under the 2014 Omnibus Incentive Plan are at the discretion of the Compensation Committee. Accordingly, future awards under the 2014 Omnibus Incentive Plan are not determinable.

Required Vote and Recommendation of the Board

The affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote is required for approval of the material terms and performance criteria of our 2014 Omnibus Incentive Plan. Abstentions will have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal. Unless otherwise instructed, the persons named as proxies will vote “FOR” this proposal.

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THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE MATERIAL TERMS AND PERFORMANCE CRITERIA OF OUR 2014 OMNIBUS INCENTIVE PLAN.

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STOCK OWNERSHIP INFORMATION

Stock Ownership Table

The following table shows the beneficial ownership of our common stock as of March 31, 2018 by:

●	each person whom we know to beneficially own more than 5% of our outstanding common stock;
●	each director;
●	each named executive officer; and
●	all directors and executive officers as a group.

Unless otherwise indicated, the address of each executive officer and director is c/o Installed Building Products, Inc., 495 South High Street, Suite 50, Columbus, Ohio 43215.

The number of shares of common stock “beneficially owned” by each stockholder is determined under certain SEC rules and is not necessarily indicative of ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the stockholder has sole or shared voting power or investment power and any shares as to which the stockholder has the right to acquire beneficial ownership within 60 days after March 31, 2018, including any shares that could be purchased by the exercise of options or warrants. Each stockholder’s percentage ownership is based on 31,518,607 shares of common stock outstanding as of March 31, 2018.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of our common stock.

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	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percent
5% Stockholders:
PJAM IBP Holdings, Inc. (1)	4,027,819	12.8%
BlackRock, Inc. (2)	3,035,309	9.6%
Installed Building Systems, Inc. (1)	2,940,882	9.3%
Spruce House Investment Management LLC (3)	2,800,000	8.9%

Directors and Named Executive Officers:
Margot L. Carter	4,654	*
Jeffrey W. Edwards (1)(4)	7,797,492	24.7%
Jay P. Elliott (5)	60,505	*
Todd R. Fry (6)	5,447	*
Lawrence A. Hilsheimer	18,431	*
Janet E. Jackson	8,761	*
Michael T. Miller (7)	158,453	*
Jason R. Niswonger (8)	5,417	*
J. Michael Nixon (9)	1,453,658	4.6%
Robert H. Schottenstein	8,761	*
Michael H. Thomas	12,761	*
Vikas Verma	233,306	*
Directors and Named Executive Officers as a Group (13 persons)	9,808,182	31.1%

* Less than one percent

(1)	Information reported is based on a Schedule 13G/A as filed with the SEC on February 8, 2018 reporting beneficial ownership as of December 31, 2017, as updated by a Form 4 as filed with the SEC on February 23, 2018, in which PJAM IBP Holdings, Inc. (“PJAM”) and IBP Holding Company, the sole shareholder of PJAM, reported shared voting and dispositive power over 4,027,819 shares of our common stock, Installed Building Systems, Inc. (“IBS”) reported shared voting and dispositive power over 2,940,882 shares of our common stock and Jeffrey W. Edwards reported (i) sole voting and dispositive power over 538,807 shares of our common stock, (ii) shared voting and dispositive power over 6,968,701 shares of our common stock directly held by PJAM and IBS, and (iii) shared voting and dispositive power over 289,984 shares of our common stock held by Michael A. Edwards, as Trustee. Mr. Edwards disclaims any beneficial ownership of such shares in which he does not have a pecuniary interest. The address for PJAM, IBP Holding Company, IBS and Jeffrey W. Edwards is 495 South High Street, Suite 150, Columbus, OH 43215. Mr. Edwards, PJAM and IBS no longer have any outstanding pledges of Company stock.

(2)	Information reported is based on a Schedule 13G/A, as filed with the SEC on January 23, 2018, reporting beneficial ownership as of December 31, 2017, in which BlackRock, Inc. reported sole voting power over 2,996,915 shares of our common stock and sole dispositive power over 3,035,309 shares of our common stock. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(3)	Information reported is based on a Schedule 13G/A as filed with the SEC on February 14, 2018, reporting beneficial ownership as of December 31, 2017, in which Spruce House Investment Management LLC, Spruce House Capital LLC, The Spruce House Partnership LP, Zachary

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Sternberg and Benjamin Stein reported shared voting and dispositive power over 2,800,000 shares of our common stock. The address for Spruce House Investment Management LLC, Spruce House Capital LLC, The Spruce House Partnership LP, Zachary Sternberg and Benjamin Stein is 435 Hudson Street, 8th Floor, New York, NY 10014.

(4)	Includes 4,589 shares of restricted stock that vest on March 31, 2018, 23,672 shares of restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2018 and 2019, 32,266 shares of restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2018, 2019 and 2020 and 34,007 shares of performance-based restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2019 and 2020, generally subject to Mr. Edwards’ continued employment on the applicable vesting date. These shares of restricted stock are included in the 538,807 shares reflected in note (1) with respect to which Mr. Edwards has sole voting and dispositive power.

(5)	Includes 2,294 shares of restricted stock that vest on March 31, 2018, 7,995 shares of restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2018 and 2019, 10,808 shares of restricted stock with 5,606 shares that vest on April 20, 2018 and the remaining 5,202 shares of restricted stock vest in two equal installments (rounded to the nearest whole share) on April 20, 2019 and 2020 and 12,888 shares of performance-based restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2019 and 2020, generally subject to Mr. Elliott’s continue employment on the applicable vesting date.

(6)	Includes 765 shares of restricted stock that vest on March 31, 2018, 1,371 shares of restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2018 and 2019, 1,228 shares of restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2018, 2019 and 2020 and 1,586 shares of performance-based restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2019 and 2020, generally subject to Mr. Fry’s continue employment on the applicable vesting date.

(7)	Includes 1,912 shares of restricted stock that vest on March 31, 2018, 9,733 shares of restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2018 and 2019, 11,749 shares of restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2018, 2019 and 2020 and 12,888 shares of performance-based restricted stock that vest in equal installments (rounded to the nearest whole shares) on each of April 20, 2019 and 2020, generally subject to Mr. Miller’s continued employment on the applicable vesting date. Includes 113,479 shares held in a trust of which Mr. Miller is the sole trustee and beneficiary and exercises sole voting and dispositive power.

(8)	Includes 1,208 shares of restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2018 and 2019, 965 shares of restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2018, 2019 and 2020 and 1,437 shares of performance-based restricted stock that vest in equal installments (rounded to the nearest whole share) on each of April 20, 2019 and 2020, generally subject to Mr. Niswonger’s continue employment on the applicable vesting date.

(9)	Information reported is based on a Schedule 13G/A as filed with the SEC on February 8, 2018, reporting beneficial ownership as of December 31, 2017, as updated by a Form 4 as filed with the SEC on January 18, 2018, in which TCI Holdings, LLC (“TCI”) reported sole voting and dispositive power over 1,453,658 shares of our common stock. J. Michael Nixon is a member of and the manager of TCI. Subsequent to December 31, 2017, TCI sold an aggregate of 20,000 shares of our common stock, which sales were reported on Forms 4 filed with the SEC on behalf of Mr. Nixon on January 18, 2018. As the manager of TCI, Mr. Nixon has sole voting and dispositive power over the shares held by TCI. The address for TCI and Mr. Nixon is 12540 Broadwell Road, Suite 1202, Alpharetta, GA 30004. In August 2016, TCI pledged 1.1 million shares of our common stock to

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secure a loan made by a financial institution to TCI. This pledge by TCI was recently reduced to 600,000 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than ten percent of our common stock to file with the SEC reports of their initial stock ownership as well as changes in their stock ownership. Based solely on our review of the reports and other information, we believe that in 2017 our directors and executive officers who were subject to Section 16(a) timely met all applicable filing requirements except as follows: due to a technical filing issue, a Form 4 filed one day late on January 30, 2017 by Michael T. Miller reporting the disposition of shares that occurred on January 25, 2017; a Form 4 filed one day late on August 18, 2017 by TCI Holdings, LLC, in which J. Michael Nixon, one of our directors, is the manager, reporting the disposition of shares that occurred on August 15, 2017 and a Form 4 filed one day late on December 12, 2017 by TCI Holdings, LLC reporting the disposition of shares that occurred on December 7, 2017.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information regarding the shares of our common stock issuable under our 2014 Omnibus Incentive Plan as of December 31, 2107. The plan authorizes the grant of stock options, stock appreciation rights, stock equivalent units, restricted stock, restricted stock units, bonus awards, performance shares, performance units and other stock-based awards. The aggregate number of shares of our common stock initially reserved for issuance under the plan was 3,000,000. As of December 31, 2017, there were 202,331 shares issuable pursuant to outstanding restricted stock awards that have been granted under the plan. No equity-based awards have been issued under the plan other than shares of restricted stock.

Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (#)
Equity compensation plans approved by security holders: 2014 Omnibus Incentive Plan	2,578,516
Equity compensations not approved by stockholders	-
Total	2,578,516

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CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Jeff Edwards, Peter Edwards Jr., Anne Edwards and Michael Edwards, and the investment entities through which they directly and indirectly beneficially own shares of our common stock, are referred to throughout this section as the Edwards Investors. Peter Edwards Jr., Anne Edwards and Michael Edwards are the siblings of Jeff Edwards.

Registration Rights

We entered into a registration rights agreement (“Registration Rights Agreement”) on November 6, 2013 with Cetus Capital II, LLC, IBP Investment Holdings, LLC, IBP Management Holdings, LLC and TCI Holdings, LLC, (collectively, the “Investors”). Under the Registration Rights Agreement, the Investors had demand, piggyback and Form S-3 registration rights. Subject to conditions and limitations as set forth in the Registration Rights Agreement, including our right to defer a demand registration under certain circumstances at any time that we were not eligible to register securities on Form S-3, the Investors could require that we register for public resale on Form S-1 under the Securities Act of 1933 all or part of the shares held by such Investors, so long as the securities being registered in each registration statement were proposed to be sold at an aggregate price to the public of at least $15 million. If we were eligible to register the sales of securities on Form S-3 under the Securities Act of 1933, the Investors had the right to require us to register the sale of common stock held by them on Form S-3 at an aggregate price to the public of at least $15 million. We were not obligated to effectuate more than one demand registration on Form S-1 or more than two demand registrations on Form S-3 during any calendar year. Subject to certain exceptions, the Investors were also entitled to piggyback registration rights with respect to any registration effected by us. We were responsible, subject to certain exceptions, for the expenses of any offering of our shares of common stock offered pursuant to the agreement other than underwriting discounts and selling commissions.

The Registration Rights Agreement expired in February 2017 on the third anniversary of the closing of our initial public offering.

Related-Party Sales

Certain of our operating subsidiaries install building products in the ordinary course of their businesses to entities affiliated with certain of our directors and executive officers. These transactions are performed on terms comparable to those that could be obtained in an arm’s-length transaction with an unrelated third party and are approved and monitored by the Audit Committee. In 2017, these sales were to:

●	Edwards Investors affiliates, including Michael Edwards Building and Design, Inc., Multicon, Inc., Edwards Communities Construction Company, LLC and its affiliates, Duffy Homes, Inc. and its affiliates, Urban Five Construction, LLC and its affiliates and Tuttle Grove Limited Partnership and its affiliates: $1.7 million.
●	M/I Homes, Inc. and its affiliates, including M/I Homes of Central Ohio, M/I Homes of Cincinnati and M/I Showcase Homes, for which Mr. Schottenstein, one of our directors, is the Chief Executive Officer: $8.0 million.
●	Galaxy Builders, which is owned by a family member of Mr. Verma, one of our directors: $556,600.

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Real Property Leases

Prior to May 2017, we leased our headquarters in Columbus, Ohio from 495 South High Street, L.L.C., an entity affiliated with the Edwards Investors. In May 2017, the property was sold to an unrelated third party and our headquarters building is now under a master lease between the new owner and The Edwards Companies, LLC, an entity affiliated with the Edwards Investors, to which we pay rent payments. Base rent payments for 2017 were $278,000.

We lease two branch locations in Columbus, Ohio from Peter H. Edwards, an immediate family member of Jeff Edwards. Base rent payments for 2017 were $140,000 and $76,000, respectively.

We lease two branch locations in Jacksonville, Florida and Nashville, Tennessee from entities in which J. Michael Nixon, one of our directors, has a 33% interest. Base rent payments for 2017 were $90,000 and $45,000, respectively. The Nashville, Tennessee property was sold to an unrelated party in the third quarter of 2017.

We lease six locations in Marietta, Georgia (two), Charlotte, North Carolina and Universal City, Round Rock and Grapevine, Texas from entities in which Vikas Verma, one of our directors, has a 75% interest. Base rent payments for 2017 were $158,000, $60,000, $73,000, $118,000, $108,000, and $6,800, respectively. The Grapevine, Texas lease was terminated in the first quarter of 2017 when the property was sold to an unrelated third party.

In each case under the applicable lease, we are also obligated to pay our proportionate share of certain common area maintenance charges, taxes, insurance premiums and other costs of operation, depending on the terms of the lease.

Estimating Agreement

Alpha Insulation and Water Proofing Company and Alpha Insulation and Water Proofing, Inc., two of our subsidiaries, are parties to an Independent Contract Agreement for job estimating services with an entity in which Vikas Verma, one of our directors, has a 75% interest. The annual fee under this agreement is $388,800, subject to adjustment if the number of estimating jobs exceeds a prescribed amount. The agreement has an initial term of one year expiring on January 1, 2018, with automatic one year extensions unless either party provides notice of intent to terminate at least 180 days in advance of the expiration of the then-current term. Payments in 2017 under this contract totaled $438,800.

Alpha Acquisition

The Company acquired the Alpha companies in January 2017. The aggregate consideration for the acquisition was $116.7 million (including post-closing adjustments and an earnout payment), consisting of the issuance of 282,577 shares of our common stock valued at $10.9 million, $103.8 million in cash, seller obligations totaling approximately $2.0 million and the assumption of $0.1 million in debt of the Alpha companies. Vikas Verma, one of our directors, indirectly beneficially owned 75% of the Alpha companies and received his proportionate share of the consideration in connection with the acquisition. Following the acquisition, Mr. Verma continues to serve as the Chief Executive Officer of the Alpha companies, which became our subsidiaries. In connection with the acquisition, Mr. Verma entered into a non-compete agreement with the Company. See “Corporate Governance – Director Compensation Table.”

Policies and Procedures for Related-Party Transactions

Our Board of Directors has adopted a Related-Party Transaction Policy (“Policy”) for the review and approval or ratification of certain related-party transactions. The Policy is administered by the Audit Committee with the assistance of our General Counsel, Chief Financial Officer and Chief Accounting Officer.

The Policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which:

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●	the Company or one of our subsidiaries is a participant;
●	the amount involved exceeds $120,000; and
●	a Related Party (as defined below) had, has or will have a direct or indirect material interest.

Any transaction meeting these criteria is a “Related-Party Transaction.”

Under the Policy, a “Related Party” is any person who: (i) is, or, at any time since the beginning of our last fiscal year, was, a director, executive officer or director nominee, or an immediate family member of any such person; or (ii) is known by us to be the beneficial owner of more than 5% of our common stock, or an immediate family member of such person.

The Policy includes procedures for addressing potential Related-Party Transactions prior to their consummation as well as procedures for addressing Related-Party Transactions that have not been previously approved. Prior to entering into a potential Related-Party Transaction, the Related Party (or the director, executive officer, nominee or 5% beneficial owner whose immediate family member is the Related Party) or any member of management who knows about the transaction must provide notice to our General Counsel, Chief Financial Officer or Chief Accounting Officer of the facts and circumstances of the proposed transaction. The General Counsel, the Chief Financial Officer or Chief Accounting Officer will assess whether the proposed transaction is a Related-Party Transaction subject to the Policy. If it is determined that the proposed transaction is a Related-Party Transaction, it is submitted to the Audit Committee for consideration at its next meeting. If it is not practicable or desirable to wait until the next Audit Committee meeting, the transaction may be submitted to the Chair of the Audit Committee for consideration (with the action taken by the Chair to be reported to the Audit Committee at its next regularly scheduled meeting).

When considering a proposed Related-Party Transaction, the Audit Committee will review all of the relevant available facts and circumstances, including:

●	the benefits of the transaction to the Company;
●	the impact on a director’s independence if the Related Party is a director or an immediate family member of a director;
●	the availability of other sources or buyers of comparable products or services;
●	the terms of the transaction;
●	whether the transaction is on terms comparable to those obtainable in an arm’s-length transaction with an unrelated party; and
●	the extent of the Related Party’s interest in the transaction.

The Audit Committee will approve a Related-Party Transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and our stockholders. No member of the Audit Committee may participate in the review, consideration or approval of a transaction as to which he or she or any member of his or her immediate family is the Related Party.

If a director or a member of management becomes aware of a Related-Party Transaction that has not been previously approved by the Audit Committee, he or she must promptly notify our General Counsel, Chief Financial Officer or Chief Accounting Officer. If the transaction is pending or ongoing, it is submitted to the Audit Committee for review, and the Audit Committee will consider all of the relevant facts and circumstances and evaluate all options, including ratification, amendment or termination of the transaction. If the transaction is completed, the Audit Committee will determine if rescission of the transaction and/or disciplinary action is appropriate.

At least once each year, the Audit Committee reviews all Related-Party Transactions that remain ongoing and have a remaining term of more than six months. Based on the facts and circumstances and taking into consideration our

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contractual obligations, the Audit Committee will determine if it is in the best interests of the Company and our stockholders to continue, modify or terminate the Related-Party Transaction.

All of the transactions described in this section were approved by the Audit Committee in accordance with the Policy.

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PROPOSALS OF STOCKHOLDERS FOR THE 2019 ANNUAL MEETING

Pursuant to SEC rules, if a stockholder wishes to present a proposal to be included in our proxy statement for our 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), the proposal must be received in writing by our Corporate Secretary at Installed Building Products, Inc., 495 South High Street, Suite 50, Columbus, Ohio 43215 no later than December 21, 2018. Any such proposal may be included in our 2019 proxy statement if it complies with SEC rules.

Under our Bylaws, in order to nominate a candidate for director at our 2019 Annual Meeting, or to bring any other business before the 2019 Annual Meeting that will not be included in our proxy statement, stockholders must comply with the requirements set forth in our Bylaws. Our Bylaws provide that stockholders desiring to nominate a candidate for director or to bring any other business before the 2019 Annual Meeting must provide notice to us no earlier than the close of business on January 31, 2019, and no later than the close of business on March 4, 2019, unless the date of the 2019 Annual Meeting is more than 30 days before, or more than 70 days after, the anniversary of this Annual Meeting, then notice must be received by us no earlier than the close of business 120 days prior to the 2019 Annual Meeting and no later than the close of business 90 days prior to the 2019 Annual Meeting (or 10 days following the day on which we publicly disclose the date of the 2019 Annual Meeting). All such stockholder nominations and proposals must set forth certain information specified in our Bylaws and must be submitted in writing to our Corporate Secretary, Installed Building Products, Inc., 495 South High Street, Suite 50, Columbus, Ohio 43215.

Under SEC rules, if a stockholder intends to present a proposal at the 2019 Annual Meeting that will not be included in our proxy statement and we do not receive written notice of the proposal on or before March 6, 2019, or if we meet other requirements of SEC rules, proxies solicited by the Board for the 2019 Annual Meeting will confer discretionary authority to vote on such proposal.

Under our Bylaws, if the number of directors to be elected at an annual meeting of stockholders is increased and we do not make a public announcement naming the nominees for the additional directorship(s) at least 100 days prior to the anniversary of the previous year’s annual meeting, a stockholder nomination with respect to the additional directorship(s) shall be considered timely if delivered to our Corporate Secretary no later than 10 days following the day when we publicly announce the increase in the number of directors.

A copy of our Bylaws may be obtained free of charge from our Corporate Secretary at Installed Building Products, Inc., 495 South High Street, Suite 50, Columbus, Ohio 43215, or may be found on our website at www.installedbuildingproducts.com under the “Investors” section. A nomination or proposal that does not comply with our Bylaws and/or applicable SEC rules will be disregarded or excluded from our proxy materials in accordance with applicable SEC rules. Compliance with the above procedures does not necessarily require us to include the proposed nominee or proposal in our proxy materials. We reserve the right to omit from our proxy statements any proposals that we are not required to include under applicable SEC rules. Please carefully review our Bylaws and applicable SEC rules prior to submitting any nominations or proposals.

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ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted a “householding” rule concerning the delivery of proxy materials. It permits us, with your permission, to send a single set of our proxy materials to any household at which two or more registered stockholders reside if we believe they are members of the same family. We intend to deliver only one copy of our proxy materials to multiple registered stockholders sharing the same address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver upon written or oral request a separate copy of our proxy materials to a stockholder at a shared address to which we provided a single copy. A stockholder who wishes to receive a separate copy of any of our proxy materials, or wishes to stop receiving separate copies of such materials, may make a request by writing to Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling (781) 575 3100.

A number of brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of our common stock, you may have received a householding notification from your broker, bank or other nominee. Please contact that organization directly if you have questions, require additional copies of our proxy materials or wish to revoke your decision to household.

Incorporation by Reference

Neither the Compensation Committee Report nor the Audit Committee Report included in this Proxy Statement is “soliciting material,” and is not deemed filed with the SEC. Neither shall be deemed incorporated by reference into any prior or future filings made by us with the SEC irrespective of any general incorporation language, except to the extent that we specifically incorporate such information by reference. This Proxy Statement includes several website addresses, which are intended to provide textual references only. The information contained on or accessible through these websites is not part of this Proxy Statement.

Availability of SEC Filings, Code of Ethics and Committee Charters

Copies of our reports filed with the SEC on Forms 10-K, 10-Q and 8-K, including amendments, our Code of Business Conduct and Ethics, the charters of the Board committees and any reports of beneficial ownership of our common stock filed by executive officers, directors and beneficial owners of more than 10% of our outstanding common stock are posted on our website at www.installedbuildingsproducts.com under the “Investors” section, or may be requested at no cost by telephone at (614) 221-3399, by email at InvestorRelations@installed.net or by mail at Installed Building Products, Inc., 495 South High Street, Suite 50, Columbus, Ohio 43215, Attention: Investor Relations Dept. A copy of our Annual Report is available without charge to our stockholders of record as of the record date upon written request to: Installed Building Products, Inc., 495 South High Street, Suite 50, Columbus, Ohio 43215, Attention: Investor Relations Dept.

Use of Non-GAAP Financial Measures

This proxy statement contains the non-GAAP financial measure of Adjusted EBITDA, which is not calculated in accordance with U.S. generally accepted accounting principles. The reasons for the use of this measure and a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure and other information relating are included below:

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Adjusted EBITDA measures performance by adjusting EBITDA for certain income or expense items that are not considered part of our core operations. We believe that this measures assists both management and the Compensation Committee in analyzing and benchmarking the performance and value of our business.

We believe the Adjusted EBITDA measure is useful to us as a measure of operating performance as it measures our pricing decisions, cost controls and other factors that impact operating performance, and removes the effect of our capital structure (primarily interest expense), asset base (primarily depreciation and amortization), items outside our control (primarily income taxes) and the volatility related to the timing and extent of other activities such as asset impairments and non-core income and expenses. Accordingly, we believe that this measure is useful for determining the general operating performance of our Company. Other companies may define Adjusted EBITDA differently and, as a result, our measure may not be directly comparable to measures of other companies. In addition, Adjusted EBITDA may be defined differently for purposes of covenants contained in our revolving credit facility or any future facility. Although we use the Adjusted EBITDA measure to assess the performance of our business, the use of the measure is limited because it does not include certain material expenses, such as interest and taxes, necessary to operate our business.

Reconciliation of GAAP to Non-GAAP Measures

Adjusted EBITDA Calculations

(unaudited, in thousands)

	Twelve months ended December 31,
	2017	2016
Adjusted EBITDA:

Net income (GAAP)	$41,140	$38,436
Interest expense	17,381	6,177
Provision for income taxes	14,680	21,174
Depreciation and amortization	55,141	34,830

EBITDA	128,342	100,617

Acquisition related expenses	3,201	2,320
Share based compensation expense	6,591	1,894
Financial Wellness Program (1)	2,206	-
Write-off of uncertain tax position (2)	713	-

Adjusted EBITDA	$141,053	$104,831

Adjusted EBITDA margin	12.5%	12.1%

(1) Employer match upon completion of the program, net of waived executive bonuses (2) Write off of uncertain tax position

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OTHER MATTERS

We are not aware of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Shelley A. McBride
General Counsel and Secretary

April 20, 2018

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APPENDIX A

INSTALLED BUILDING PRODUCTS, INC.

2014 OMNIBUS INCENTIVE PLAN

2.47	“Securities Act”	5
2.48	“Stock Option” or “Option”	5
2.49	“Subsidiary”	5
2.50	“Ten Percent Stockholder”	5
2.51	“Termination”	5
2.52	“Termination of Consultancy”	5
2.53	“Termination of Directorship”	6
2.54	“Termination of Employment”	6
2.55	“Transfer”	6
2.56	“Transition Period”	6
ARTICLE III ADMINISTRATION		6
3.1	The Committee	6
3.2	Grant and Administration of Awards	6
3.3	Award Agreements	7
3.4	Guidelines	7
3.5	Section 162(m)	7
3.6	Delegation; Advisors	8
3.7	Decisions Final	8
3.8	Procedures	8
3.9	Liability; Indemnification	8
ARTICLE IV SHARE LIMITATIONS		8
4.1	Shares	8
4.2	Changes	10
4.3	Minimum Purchase Price	11
ARTICLE V ELIGIBILITY		11
5.1	General Eligibility	11
5.2	Incentive Stock Options	11
5.3	General Requirement	11
ARTICLE VI STOCK OPTIONS		11
6.1	Stock Options	11
6.2	Incentive Stock Options	11
6.3	Terms of Stock Options	12
ARTICLE VII RESTRICTED STOCK		14
7.1	Awards of Restricted Stock	14
7.2	Awards and Certificates	14
7.3	Restrictions and Conditions	15
ARTICLE VIII OTHER STOCK-BASED AWARDS		16
8.1	Other Awards	16
8.2	Terms and Conditions	16
ARTICLE IX PERFORMANCE-BASED CASH AWARDS		18
9.1	Performance-Based Cash Awards	18
9.2	Terms and Conditions	18
ARTICLE X CHANGE IN CONTROL PROVISIONS		19
ARTICLE XI TERMINATION OR AMENDMENT OF PLAN		20
ARTICLE XII UNFUNDED PLAN		20
ARTICLE XIII GENERAL PROVISIONS		21
13.1	Legend	21
13.2	Other Plans	21
13.3	No Right to Employment/Consultancy/Directorship	21
13.4	Withholding of Taxes	21
13.5	No Assignment of Benefits	21
13.6	Listing and Other Conditions	21
13.7	Governing Law	22
13.8	Construction	22

13.9	Other Benefits	22
13.10	Costs	22
13.11	No Right to Same Benefits	22
13.12	Death/Disability	22
13.13	Section 16(b) of the Exchange Act	22
13.14	Section 409A	22
13.15	Successor and Assigns	23
13.16	Severability of Provisions	23
13.17	Payments to Minors, Etc.	23
13.18	Headings and Captions	23
13.19	Recoupment	23
13.20	Reformation	23
13.21	Electronic Communications	24
13.22	Agreement	24
13.23	Transition Period	24
ARTICLE XIV EFFECTIVE DATE OF PLAN		24
ARTICLE XV TERM OF PLAN		24
EXHIBIT A Performance CRITERIA		25

INSTALLED BUILDING PRODUCTS, INC.

2014 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this Installed Building Products, Inc. 2014 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan, as set forth herein, is effective as of the Effective Date (as defined in Article XIV).

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1      “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

2.2      “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or any Affiliate; (d) any corporation, trade or business (including a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any Affiliate has a material equity interest and that is designated as an “Affiliate” by resolution of the Committee.

2.3      “Appreciation Award” means any Stock Option or any Other Stock-Based Award that is based on the appreciation in value of a share of Common Stock in excess of an amount at least equal to the Fair Market Value on the date such Other Stock-Based Award is granted.

2.4      “Award” means any award granted or made under the Plan of any Stock Option, Restricted Stock, Other Stock-Based Award or Performance-Based Cash Award.

2.5      “Board” means the Board of Directors of the Company.

2.6      “Cause” means, with respect to a Participant’s Termination of Employment or Termination of Consultancy: unless otherwise determined by the Committee at the time of the grant of the Award, (a) termination due to (i) the Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by the Participant of an illegal act, dishonesty or fraud that could have a significant adverse effect on the Company or its assets or reputation; or (iii) the Participant’s willful misconduct with regard to the Company, as determined by the Committee. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under Delaware law.

2.7      “Change in Control” unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee and subject to Section 13.14(b), means the occurrence of any of the following:

(a)     the acquisition (including through purchase, reorganization, merger, consolidation or similar transaction), directly or indirectly, in one or more transactions by a Person (other than any Edwards Investors) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities representing 45% or more of the combined voting power of the securities of the Company entitled to vote generally in the election of directors of the Board (the “Company Voting Securities”), calculated on a fully diluted basis after giving effect to such acquisition;

(b)     an election of Persons to the Board that causes two-thirds of the Board to consist of Persons other than (i) members of the Board on the Effective Date and (ii) Persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of Persons who were members of the Board on the Effective Date; provided that any Person nominated for election by a Board at least two-thirds of which consisted of Persons described in clauses (i) or (ii) or by Persons who were themselves nominated by such Board shall be deemed to have been nominated by a Board consisting of Persons described in clause (i);

(c)     the sale or other disposition, directly or indirectly, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any Person (other than any Edwards Investors).

2.8      “Change in Control Price” has the meaning set forth in Section 10.1.

2.9      “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10      “Committee” means: (a) with respect to the application of the Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board consisting of two or more non-employee directors, each of whom is intended to be (i) to the extent required by Rule 16b-3, a “nonemployee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m), an “outside director” as defined under Section 162(m); and (iii) as applicable, an “independent director” as defined under the Nasdaq Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules; and (b) with respect to the application of the Plan to Non-Employee Directors, the Board. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed references to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m), such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11      “Common Stock” means the common stock of the Company, par value $0.01 per share.

2.12      “Company” means Installed Building Products, Inc., a Delaware corporation, and its successors by operation of law.

2.13      “Competitor” means any Person that is, directly or indirectly, in competition with the business or activities of the Company and its Affiliates.

2.14      “Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.15      “Detrimental Activity” means:

(a)     without written authorization from the Company, disclosure to any Person outside the Company and its Affiliates, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, at any time, of any confidential or proprietary information of the Company or any of its Affiliates acquired by the Participant at any time prior to the Participant’s Termination;

(b)     any activity while employed or performing services that results, or if known could have reasonably been expected to result, in the Participant’s Termination for Cause;

(c)     without written authorization from the Company, directly or indirectly, in any capacity whatsoever, (i) own, manage, operate, control, be employed by (whether as an employee, consultant, independent contractor or otherwise, and whether or not for compensation) or render services to any Competitor; (ii) solicit, aid or induce any customer of the Company or any Subsidiary to curtail, reduce or terminate its business relationship with the Company or any Subsidiary, or in any other way interfere with any such business relationships with the Company or any Subsidiary; (iii) solicit, aid or induce any employee, representative or agent of the Company or any Subsidiary to leave such employment or retention or to accept employment with or render services to or with any other person, firm, corporation or other entity unaffiliated with the Company or hire or retain any such employee, representative or agent or take any action to materially assist or aid any other person, firm, corporation or other entity in identifying, hiring or soliciting any such employee, representative or agent; or (iv) interfere, or aid or induce any other person or entity in interfering, with the relationship between the Company, its Subsidiaries and any of their respective vendors, joint venturers or licensors;

(d)     a material breach of any restrictive covenant contained in any agreement between the Participant and the Company or an Affiliate.

Only the Chief Executive Officer or the Chief Financial Officer of the Company (or his or her designee, as evidenced in writing) shall have the authority to provide the Participant with written authorization to engage in the activities contemplated in subsections (a) and (c).

2.16      “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for an Award that provides for payment or settlement triggered upon a Disability and that constitutes a Section 409A Covered Award, the foregoing definition shall apply for purposes of vesting of such Award, provided that for purposes of payment or settlement of such Award, such Award shall not be paid (or otherwise settled) until the earliest of: (A) the Participant’s “disability” within the meaning of Section 409A(a)(2)(C)(i) or (ii) of the Code, (B) the Participant’s “separation from service” within the meaning of Section 409A of the Code and (C) the date such Award would otherwise be settled pursuant to the terms of the Award agreement.

2.17      “Edwards Investors” means Jeffrey Edwards, Peter Edwards, Anne Edwards and Michael Edwards, and the investment entities through which any of them directly and indirectly beneficially owns or acquires shares of the Common Stock.

2.18      “Effective Date” means the effective date of the Plan as defined in Article XIV.

2.19      “Eligible Employee” means an employee of the Company or an Affiliate.

2.20      “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.21      “Exercisable Awards” has the meaning set forth in Section 4.2(d).

2.22      “Fair Market Value” unless otherwise required by any applicable provision of the Code, means as of any date and except as provided below, (a) the closing price reported for the Common Stock on such date: (i) as reported on the principal national securities exchange in the United States on which it is then traded; or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority or (b) if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 409A or Section 422 of the Code, as applicable. Notwithstanding anything herein to the contrary, for purposes of any Stock Options that are granted effective on the Registration Date, the Fair Market Value shall equal the initial public offering price of the Common Stock.

2.23      “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.24      “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries or its Parent intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.25      “Individual Target Award” has the meaning in Section 9.1.

2.26      “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.27      “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

2.28      “Other Extraordinary Event” has the meaning in Section 4.2(b).

2.29      “Other Stock-Based Award” means an Award under Article VIII that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

2.30      “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.31      “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

2.32      “Performance-Based Cash Award” means a cash Award under Article IX that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

2.33      “Performance Criteria” has the meaning set forth in Exhibit A.

2.34      “Performance Period” means each fiscal year of the Company or such other period (as specified by the Committee) over which the attainment of performance goals is measured.

2.35      “Performance Share” means an Other Stock-Based Award of the right to receive a number of shares of Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.36      “Performance Unit” means an Other Stock-Based Award of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both, at the end of a specified Performance Period.

2.37      “Person” means any individual, entity (including any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).

2.38      “Plan” means this Installed Building Products, Inc. 2014 Omnibus Incentive Plan, as amended from time to time.

2.39      “Registration Date” means the first date on or after the Effective Date (a) on which the Company sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act or (b) any class of common equity securities of the Company is required to be registered under Section 12 of the Exchange Act.

2.40      “Restricted Stock” means an Award of shares of Common Stock that is subject to restrictions pursuant to Article VII.

2.41      “Restriction Period” has the meaning set forth in Section 7.3(a).

2.42      “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.43      “Section 162(m)” means the exception for performance-based compensation under Section 162(m) of the Code.

2.44      “Section 4.2 Event” has the meaning set forth in Section 4.2(b).

2.45      “Section 409A Covered Award” has the meaning set forth in Section 13.14.

2.46      “Section 409A” means the nonqualified deferred compensation rules under Section 409A of the Code.

2.47      “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.48      “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.49      “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.50      “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.51      “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.52      “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an

Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.53      “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.54      “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or approved personal leave of absence) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.55      “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

2.56      “Transition Period” means the “reliance period” under Treasury Regulation Section 1.162-27(f)(2), which ends on the earliest to occur of the following: (i) the date of the first annual meeting of stockholders of the Company at which directors are to be elected that occurs after December 31, 2017 or, if the Registration Date does not occur in 2014, the date of the first annual meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Registration Date occurs; (ii) the date the Plan is materially amended for purposes of Treasury Regulation Section 1.162-27(h)(1)(iii); or (iii) the date all shares of Common Stock available for issuance under the Plan have been allocated.

ARTICLE III

ADMINISTRATION

3.1      The Committee. The Plan shall be administered and interpreted by the Committee.

3.2      Grant and Administration of Awards. The Committee shall have full authority and discretion, as provided in Section 3.7, to grant and administer Awards including the authority to:

(a)     select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted;

(b)     determine the number of shares of Common Stock to be covered by each Award;

(c)     determine the type and the terms and conditions, not inconsistent with the terms of the Plan, of each Award (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation or any vesting schedule or acceleration thereof);

(d)     determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(e)     determine whether to require a Participant, as a condition of the granting of any Award, to refrain from selling or otherwise disposing of Common Stock acquired pursuant to such Award for a period of time as determined by the Committee;

(f)     condition the grant, vesting or payment of any Award on the attainment of performance goals (including goals based on the Performance Criteria) over a Performance Period, set such goals and such period, and certify the attainment of such goals;

(g)     amend, after the date of grant, the terms that apply to an Award upon a Participant’s Termination, provided that such amendment does not reduce the Participant’s rights under the Award;

(h)     determine the circumstances under which Common Stock and other amounts payable with respect to an Award may be deferred automatically or at the election of the Participant, in each case in a manner intended to comply with or be exempt from Section 409A;

(i)     generally, exercise such powers and perform such acts as the Committee deems necessary or advisable to promote the best interests of the Company in connection with the Plan that are not inconsistent with the provisions of the Plan;

(j)     construe and interpret the terms and provisions of the Plan and any Award (and any agreements relating thereto); and

(k)     correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto.

3.3      Award Agreements. All Awards shall be evidenced by, and subject to the terms and conditions of, a written notice provided by the Company to the Participant or a written agreement executed by the Company and the Participant.

3.4      Guidelines. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem necessary or advisable. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdiction to comply with applicable tax and securities laws and may impose such limitations and restrictions that it deems necessary or advisable to comply with the applicable tax and securities laws of such domestic or foreign jurisdiction.

3.5      Section 162(m). Notwithstanding the foregoing, with regard to any provision of the Plan or any agreement relating thereto that is intended to comply with Section 162(m) following the Transition Period, any action or determination by the Committee shall be permitted only to the extent such action or determination would be permitted under Section 162(m). The Plan is intended to rely on the Transition Period and, following the Transition Period with respect to Awards intended to be “performance-based,” to comply with the applicable provisions of Section 162(m), and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.6      Delegation; Advisors. The Committee may, as it from time to time as it deems advisable, to the extent permitted by applicable law and stock exchange rules:

(a)     delegate its responsibilities to officers or employees of the Company and its Affiliates, including delegating authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee; and

(b)     engage legal counsel, consultants, professional advisors and agents to assist in the administration of the Plan and rely upon any opinion or computation received from any such Person. Expenses incurred by the Committee or the Board in the engagement of any such person shall be paid by the Company.

3.7      Decisions Final. All determinations, evaluations, elections, approvals, authorizations, consents, decisions, interpretations and other actions made or taken by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the sole and absolute discretion of all and each of them, and shall be final, binding and conclusive on all employees and Participants and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

3.8      Procedures. If the Committee is appointed, the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including by telephone conference or by written consent. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.9      Liability; Indemnification.

(a)    The Committee, its members and any delegate or Person engaged pursuant to Section 3.6 shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or employee of the Company or any Affiliate or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

(b)    To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each current or former officer or employee of the Company or any Affiliate and member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such person’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification provided for under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her.

ARTICLE IV

SHARE LIMITATIONS

4.1      Shares.

(a)        General Limitations.

(i)          The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted over the term of the Plan shall not exceed 3,000,000 shares (subject to any increase or decrease pursuant to Section 4.2).

(ii)         If any Appreciation Award expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised portion shall again be available under the Plan. If shares of Restricted Stock or Other Stock-Based Awards that are not Appreciation Awards are forfeited for any reason, the number of forfeited shares comprising or underlying the Award shall again be available under the Plan.

(iii)        The number of shares available under the Plan shall be reduced by (A) the total number of Appreciation Awards that have been exercised, regardless of whether any shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net exercise or settlement, and (B) all shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase shares of Common Stock on the open market for reuse under the Plan. Notwithstanding anything to the contrary herein, Awards that may be settled solely in cash shall not be deemed to use any shares under the Plan.

(iv)         Shares issued under the Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company, or both.

(b)        Individual Participant Limitations. Except as otherwise provided herein, at all times after the end of the Transition Period:

(i)          the maximum number of shares of Common Stock that may be made subject to Stock Options, Restricted Stock or Other Stock-Based Awards denominated in shares of Common Stock granted to each Eligible Employee or Consultant during any fiscal year of the Company is 500,000 shares per type of Award (subject to increase or decrease pursuant to Section 4.2); provided that the maximum number of shares of Common Stock for all types of Awards during any fiscal year of the Company that may be granted to each Eligible Employee or Consultant is 500,000 shares (subject to increase or decrease pursuant to Section 4.2); provided further, that the maximum number of shares of Common Stock for all types of Awards during any fiscal year that may be granted to any Non-Employee Director shall be a number of shares of Common Stock for which the grant date fair value, when aggregated with cash compensation for service as a Non-Employee Director of the Company during such period, does not exceed $400,000; and

(ii)         the maximum value at grant of Other Stock-Based Awards denominated in dollars and Performance-Based Cash Awards that may be granted during any fiscal year of the Company to each Eligible Employee or Consultant is $3,000,000; provided, however, that the foregoing limit shall be adjusted on a proportionate basis for any Performance Period that is not based on one fiscal year of the Company;

provided, however, that the foregoing individual Participant limits shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted during a fiscal year to an individual Participant are not actually made subject to an Award in a fiscal year, the number of shares of Common Stock available for Awards to such Participant automatically shall increase in the subsequent fiscal years during the term of the Plan until used; and

provided further, however, that the foregoing individual Participant limits shall not apply to (A) Options or Other Stock-Based Awards that are stock appreciation rights and (B) Restricted Stock or Other Stock-Based Awards that constitute “restricted property” under Code Section 83 to the extent granted during the Transition Period, even if such Restricted Stock or Other Stock-Based Awards that constitute “restricted property” under Code Section 83 vest or are settled after the Transition Period.

4.2        Changes.

(a)     The existence of the Plan and the Awards shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, (vi) any Section 4.2 Event or (vii) any other corporate act or proceeding.

(b)     Subject to the provisions of Section 4.2(d), in the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin off, split off, reorganization or partial or complete liquidation, issuance of rights or warrants to purchase Common Stock or securities convertible into Common Stock, sale or transfer of all or part of the Company’s assets or business, or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718 (each, a “Section 4.2 Event”), then (i) the aggregate number or kind of shares that thereafter may be issued under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the purchase or exercise price of Awards, or (iv) the individual Participant limits set forth in Section 4.1(b) (other than cash limitations) shall be adjusted by the Committee as the Committee determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. In connection with any Section 4.2 Event, the Committee may provide for the cancellation of outstanding Awards and payment in cash or other property in exchange therefor. In addition, subject to Section 4.2(d), in the event of any change in the capital structure of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), then the Committee may make the adjustments described in clauses (i) through (iv) above as it determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. Notice of any such adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be binding for all purposes of the Plan. Except as expressly provided in this Section 4.2(b) or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event. Notwithstanding the foregoing, (x) any adjustments made pursuant to Section 4.2(b) to Awards that are considered “non-qualified deferred compensation” within the meaning of Section 409A shall be made in a manner intended to comply with the requirements of Section 409A; and (y) any adjustments made pursuant to Section 4.2(b) to Awards that are not considered “non-qualified deferred compensation” subject to Section 409A shall be made in a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A or (B) comply with the requirements of Section 409A.

(c)     Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

(d)     Upon the occurrence of an Acquisition Event, the Committee may terminate all outstanding and unexercised Stock Options or any Other Stock-Based Award that provides for a Participant-elected exercise (collectively, “Exercisable Awards”), effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of such Exercisable Awards that are then outstanding to the extent vested on the date such notice of termination is given (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void and the applicable provisions of Section 4.2(b) and Article X shall apply. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value on the date of the Acquisition Event without payment of consideration therefor. If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article X shall apply.

4.3      Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than permitted under applicable law.

ARTICLE V

ELIGIBILITY

5.1      General Eligibility. All current and prospective Eligible Employees and Consultants, and current Non-Employee Directors, are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted to an Eligible Employee, Consultant or Non-Employee Director of any Affiliate if such shares of Common Stock do not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director if such shares are required to constitute “service recipient stock” for such Award to comply with, or be exempt from, Section 409A of the Code.

5.2      Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee.

5.3      General Requirement. The grant of Awards to a prospective Eligible Employee or Consultant and the vesting and exercise of such Awards shall be conditioned upon such Person actually becoming an Eligible Employee or Consultant; provided, however, that no Award may be granted to a prospective Eligible Employee or Consultant unless the Company determines that the Award will comply with applicable laws, including the securities laws of all relevant jurisdictions (and, in the case of an Award to an Eligible Employee or Consultant pursuant to which Common Stock would be issued prior to such Person performing services for the Company, the Company may require payment of not less than the par value of the Common Stock by cash or check in order to ensure proper issuance of the shares in compliance with applicable law). Awards may be awarded in consideration for past services actually rendered to the Company or an Affiliate.

ARTICLE VI

STOCK OPTIONS

6.1      Stock Options. Each Stock Option shall be one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option. The Committee shall have the authority to grant to any Eligible Employee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

6.2      Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

6.3      Terms of Stock Options. Stock Options shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)     Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee on or before the date of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value on the date of grant.

(b)     Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five years).

(c)     Exercisability.

(i)     Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. Notwithstanding any other provision of the Plan to the contrary, the vesting period applicable to Stock Options shall be no less than (A) one year, if vesting is based (in whole or in part) on the attainment of one or more performance goals, and (B) three years (with no more than one-third of the shares subject thereto vesting on each of the first three anniversaries of the date of grant), if the vesting is based solely on the continued performance of services by the Participant; provided, that the Committee shall be authorized (at the time of grant or thereafter) to provide for earlier vesting in the event of a Change in Control or a Participant’s retirement, death or Disability; and provided further, that Stock Options with respect to up to 10% of the total number of shares of Common Stock available under the Plan may be exempt from the foregoing limitations. Subject to the immediately preceding sentence, the Committee may waive any limitations on exercisability at any time at or after grant in whole or in part, in its discretion.

(ii)     Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (A) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (B) as a condition of the exercise of a Stock Option, the Participant shall be required to certify in a manner acceptable to the Company (or shall be deemed to have certified) that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (C) in the event the Participant engages in Detrimental Activity during the one-year period commencing on the earlier of the date the Stock Option is exercised or the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized (whether at the time of exercise or thereafter) as a result of the exercise. Unless otherwise determined by the Committee at grant, this Section 6.3(c)(ii) shall cease to apply upon a Change in Control.

(d)     Method of Exercise. To the extent vested, a Stock Option may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Committee (or its designee) specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Committee and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law and authorized by the Committee, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (for which the Participant has good title free and clear of any liens and encumbrances)). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)     Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine that a Non-Qualified Stock Option that otherwise is not Transferable pursuant to this section is Transferable to a Family Member in whole or in part, and in such circumstances, and under such conditions as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be Transferred subsequently other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement.

(f)     Termination by Death or Disability. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(g)     Involuntary Termination Without Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h)     Voluntary Termination. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is voluntary (other than a voluntary Termination described in subsection (i)(ii) below), all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i)     Termination for Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination (i) is for Cause or (ii) is a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall terminate and expire on the date of such Termination.

(j)     Unvested Stock Options. Unless otherwise determined by the Committee, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire on the date of such Termination.

(k)     Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the date of grant) with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the date an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l)    Form, Modification, Extension and Renewal of Stock Options. Stock Options may be evidenced by such form of agreement as is approved by the Committee. The Committee may (i) modify, extend or renew outstanding Stock Options (provided that (A) the rights of a Participant are not reduced without his or her consent and (B) such action does not subject the Stock Options to Section 409A or otherwise extend the Stock Options beyond their stated term), and (ii) accept the surrender of outstanding Stock Options and authorize the granting of new Stock Options in substitution therefor. Notwithstanding anything herein to the contrary, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(m)    No Reload Options. Options shall not provide for the grant of the same number of Options as the number of shares used to pay for the exercise price of Options or shares used to pay withholding taxes (i.e., “reloads”).

ARTICLE VII

RESTRICTED STOCK

7.1      Awards of Restricted Stock. The Committee shall determine the Participants, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture or to restrictions on transfer, and all other terms and conditions of the Awards.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that (A) in the event the Participant engages in Detrimental Activity prior to any vesting of Restricted Stock, all unvested Restricted Stock shall be immediately forfeited, and (B) in the event the Participant engages in Detrimental Activity during the one year period after any vesting of such Restricted Stock, the Committee shall be entitled to recover from the Participant (at any time within one year after such engagement in Detrimental Activity) an amount equal to the Fair Market Value as of the vesting date(s) of any Restricted Stock that had vested in the period referred to above. Unless otherwise determined by the Committee at grant, this paragraph shall cease to apply upon a Change in Control.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals (including goals based on the Performance Criteria) or such other factors as the Committee may determine.

7.2       Awards and Certificates. The Committee may require, as a condition to the effectiveness of an Award of Restricted Stock, that the Participant execute and deliver to the Company an Award agreement or other documentation and comply with the terms of such Award agreement or other documentation. Further, Restricted Stock shall be subject to the following conditions:

(a)     Purchase Price. The purchase price of Restricted Stock, if any, shall be fixed by the Committee. In accordance with Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)     Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Installed Building Products, Inc. (the “Company”) 2014 Omnibus Incentive Plan (as amended from time to time, the “Plan”), and an Award Agreement entered into between the registered owner and the Company dated                     . Copies of such Plan and Agreement are on file at the principal office of the Company.”

(c)     Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that such stock certificates be held in custody by the Company until the restrictions on the shares have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

7.3      Restrictions and Conditions. Restricted Stock shall be subject to the following restrictions and conditions:

(a)     Restriction Period.

(i)     The Participant shall not be permitted to Transfer shares of Restricted Stock, and the Restricted Stock shall be subject to a risk of forfeiture (collectively, “restrictions”) during the period or periods set by the Committee (the “Restriction Periods”), as set forth in the Restricted Stock Award agreement. The Committee may provide for the lapse of the restrictions in whole or in part (including in installments) based on service, attainment of performance goals or such other factors or criteria as the Committee may determine, and may waive all or any part of the restrictions at any time subject to Section 7.3(a)(iii).

(ii)     If the grant of Restricted Stock or the lapse of restrictions is based on the attainment of performance goals, such performance goals shall be established by the Committee in writing on or before the date the grant of Restricted Stock is made and while the outcome of the performance goals is substantially uncertain and, following the Transition Period, that is permitted under Section 162(m) with regard to an Award of Restricted Stock that is intended to comply with Section 162(m). Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar events or circumstances. Following the Transition Period, with regard to an Award of Restricted Stock that is intended to comply with Section 162(m), (A) to the extent that any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) or otherwise violate Section 162(m), such provision shall be of no force or effect and (B) the applicable performance goals shall be based on one or more of the Performance Criteria. For the avoidance of doubt, during the Transition Period, the Committee may establish such performance goals as it determines.

(iii)     Notwithstanding any other provision of the Plan to the contrary, the Restriction Period with respect to any Restricted Stock Award shall be no less than (A) one year, if the lapsing of restrictions is based (in whole or in part) on the attainment of one or more performance goals, and (B) three years (with restrictions as to no more than one-third of the shares subject thereto lapsing on each of the first three anniversaries of the date of grant), if the lapsing of restrictions is based solely on the continued performance of services by the Participant; provided, that the Committee shall be authorized (at the time of grant or thereafter) to provide for the earlier lapsing of restrictions in the event of a Change in Control or a Participant’s retirement, death or Disability; and provided further, that Restricted Stock Awards with respect to up to 10% of the total number of shares of Common Stock reserved for Awards may be exempt from the foregoing limitations.

(b)     Rights as a Stockholder. Except as otherwise determined by the Committee, the Participant shall have all the rights of a holder of shares of Common Stock of the Company with respect to Restricted Stock, subject to the following provisions of this Section 7.3(b). Except as otherwise determined by the Committee, (i) the Participant shall have no right to tender shares of Restricted Stock, (ii) dividends or other distributions (collectively,

“dividends”) on shares of Restricted Stock shall be withheld, in each case, while the Restricted Stock is subject to restrictions, and (iii) in no event shall dividends or other distributions payable thereunder be paid unless and until the shares of Restricted Stock to which they relate no longer are subject to a risk of forfeiture. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock upon the lapse of the restrictions.

(c)     Termination. Upon a Participant’s Termination for any reason during the Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant, or, if no rights of a Participant are reduced, thereafter.

(d)     Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant, and any and all unpaid distributions or dividends payable thereunder shall be paid. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1      Other Awards. The Committee is authorized to grant Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock appreciation rights, stock equivalent units, restricted stock units, Performance Shares, Performance Units and Awards valued by reference to book value of shares of Common Stock.

The Committee shall have authority to determine the Participants, to whom, and the time or times at which, Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of performance goals (including, performance goals based on the Performance Criteria) or such other factors as the Committee may determine. If the grant or vesting of an Other Stock-Based Award is based on the attainment of performance goals, such performance goals shall be established by the Committee in writing on or before the date the grant of Other Stock-Based Award is made and while the outcome of the performance goals is substantially uncertain and, following the Transition Period, that is permitted under Section 162(m) with regard to an Other Stock-Based Award that is intended to comply with Section 162(m). Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar events or circumstances). Following the Transition Period, with regard to an Other Stock-Based Award that is intended to comply with Section 162(m), (a) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) or otherwise violate Section 162(m), such provision shall be of no force or effect and (b) the applicable performance goals shall be based on one or more of the Performance Criteria. For the avoidance of doubt, during the Transition Period, the Committee may establish such performance goals as it determines.

8.2      Terms and Conditions. Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:

(a)     Non-Transferability. The Participant may not Transfer Other Stock-Based Awards or the Common Stock underlying such Awards prior to the date on which the underlying Common Stock is issued, or, if later, the date on which any restriction, performance or deferral period applicable to such Common Stock lapses.

(b)     Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to receive dividends, dividend equivalents or other distributions (collectively, “dividends”) with respect to shares of Common Stock covered by Other Stock-Based Awards. Except as otherwise determined by the Committee, dividends with respect to unvested Other Stock-Based Awards shall be withheld until such Other Stock-Based Awards vest. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock or such other form as is determined by the Committee upon the lapse of the restrictions.

(c)     Vesting. Other Stock Based Awards and any underlying Common Stock shall vest or be forfeited to the extent set forth in the applicable Award agreement or as otherwise determined by the Committee. At the expiration of any applicable Performance Period, the Committee shall determine the extent to which the relevant performance goals are achieved and the portion of each Other Stock-Based Award that has been earned. The Committee may, at or after grant, accelerate the vesting of all or any part of any Other Stock-Based Award. Notwithstanding any other provision of the Plan to the contrary, the minimum vesting period with respect to any Other Stock-Based Awards shall be no less than (i) one year, if the vesting is based (in whole or in part) on the attainment of one or more performance goals, and (ii) three years (with restrictions as to no more than one-third of the shares subject thereto lapsing on each of the first three anniversaries of the date of grant), if the vesting is based solely on the continued performance of services by the Participant; provided, that, the Committee shall be authorized (at the time of grant or thereafter) to provide for the earlier vesting in the event of a Change in Control or a Participant’s retirement, death or Disability; and provided further, that, subject to the limitations set forth in Section 4.1, Other Stock-Based Awards with respect to up to 10% of the total number of shares of Common Stock reserved for Awards may be exempt from the foregoing limitations.

(d)    Payment. Following the Committee’s determination in accordance with subsection (c) above, shares of Common Stock or, as determined by the Committee, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Other Stock-Based Award. Notwithstanding the foregoing, the Committee may exercise negative discretion by providing in an Other Stock-Based Award the discretion to pay an amount less than otherwise would be provided under the applicable level of attainment of the performance goals or subject the payment of all or part of any Other Stock-Based Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(e)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Other Stock-Based Award shall provide that (A) in the event the Participant engages in Detrimental Activity prior to any vesting of such Other Stock-Based Award, all unvested Other Stock-Based Award shall be immediately forfeited, and (B) in the event the Participant engages in Detrimental Activity during the one year period after any vesting of such Other Stock-Based Award, the Committee shall be entitled to recover from the Participant (at any time within the one-year period after such engagement in Detrimental Activity) an amount equal to any gain the Participant realized from any Other Stock-Based Award that had vested in the period referred to above. Unless otherwise determined by the Committee at grant, this Section 8.2(e) shall cease to apply upon a Change in Control.

(f)     Price. Common Stock issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article VIII shall be priced as determined by the Committee.

(g)     Termination. Upon a Participant’s Termination for any reason during the Performance Period, the Other Stock-Based Awards will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or, if no rights of the Participant are reduced, thereafter.

ARTICLE IX

PERFORMANCE-BASED CASH AWARDS

9.1      Performance-Based Cash Awards. The Committee shall have authority to determine the Eligible Employees and Consultants to whom, and the time or times at which, Performance-Based Cash Awards shall be made, the dollar amount to be awarded pursuant to such Performance-Based Cash Award, and all other conditions for the payment of the Performance-Based Cash Award.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance-Based Cash Award upon the attainment of specified performance goals (including performance goals based on the Performance Criteria) established pursuant to Section 9.2(c) and such other factors as the Committee may determine, including to comply with the requirements of Section 162(m). The Committee may establish different performance goals for different Participants.

Subject to Section 9.2(c), for any Participant the Committee may specify a targeted Performance-Based Cash Award for a Performance Period (each an “Individual Target Award”). An Individual Target Award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of the Participant’s base pay, as a percentage of a bonus pool funded by a formula based on achievement of performance goals, or an amount determined pursuant to an objective formula or standard. The Committee’s establishment of an Individual Target Award for a Participant for a Performance Period shall not imply or require that the same level or any Individual Target Award be established for the Participant for any subsequent Performance Period or for any other Participant for that Performance Period or any subsequent Performance Period. At the time the performance goals are established (as provided in Section 9.2(c)), the Committee shall prescribe a formula to determine the maximum and minimum percentages (which may be greater or less than 100% of an Individual Target Award) that may be earned or payable based upon the degree of attainment of the performance goals during the Performance Period. Notwithstanding anything else herein, the Committee may exercise negative discretion by providing in an Individual Target Award the discretion to pay a Participant an amount that is less than the Participant’s Individual Target Award (or attained percentages thereof) regardless of the degree of attainment of the performance goals; provided that, except as otherwise specified by the Committee with respect to an Individual Target Award, no discretion to reduce a Performance-Based Cash Award earned based on achievement of the applicable performance goals shall be permitted for any Performance Period in which a Change in Control occurs, or during such Performance Period with regard to the prior Performance Periods if the Performance-Based Cash Awards for the prior Performance Periods have not been paid by the time of the Change in Control, with regard to individuals who were Participants at the time of the Change in Control.

9.2      Terms and Conditions. Performance-Based Cash Awards shall be subject to the following terms and conditions:

(a)     Committee Certification. At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and, if applicable, the percentage of the Performance-Based Cash Award that has been vested and earned.

(b)     Waiver of Limitation. In the event of the Participant’s Disability or death, or in cases of special circumstances (to the extent permitted under Section 162(m) with regard to a Performance-Based Cash Award that is intended to comply with Section 162(m)), the Committee may waive in whole or in part any or all of the limitations imposed thereunder with respect to any or all of a Performance-Based Cash Award.

(c)     Performance Goals, Formulae or Standards. The performance goals for the earning of Performance-Based Cash Awards shall be established by the Committee in writing on or before the date the grant of Performance-Based Cash Award is made and while the outcome of the performance goals is substantially uncertain and, following the Transition Period, that is permitted under Section 162(m) with regard to a Performance-Based

Cash Award that is intended to comply with Section 162(m). Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar type events or circumstances. Following the Transition Period, with regard to a Performance-Based Cash Award that is intended to comply with Section 162(m), (i) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) or otherwise violate Section 162(m), such provision shall be of no force or effect and (ii) the applicable performance goals shall be based on one or more of the Performance Criteria. For the avoidance of doubt, during the Transition Period, the Committee may establish such performance goals as it determines.

(d)     Payment. Following the Committee’s determination and certification in accordance with subsection (a) above, the earned Performance-Based Cash Award amount shall be paid to the Participant or his legal representative, in accordance with the terms and conditions set forth in Performance-Based Cash Award agreement, but in no event, except as provided in the next sentence, shall such amount be paid later than the later of: (i) March 15 of the year following the year in which the applicable Performance Period ends (or, if later, the year in which the Award is earned); or (ii) two and one-half months after the expiration of the fiscal year of the Company in which the applicable Performance Period ends. Notwithstanding the foregoing, the Committee may place such conditions on the payment of all or any portion of any Performance-Based Cash Award as the Committee may determine and prior to the beginning of a Performance Period the Committee may (A) provide that the payment of all or any portion of any Performance-Based Cash Award shall be deferred and (B) permit a Participant to elect to defer receipt of all or a portion of any Performance-Based Cash Award. Any Performance-Based Cash Award deferred by a Participant in accordance with the terms and conditions established by the Committee shall not increase (between the date on which the Performance-Based Cash Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Section 162(m). To the extent applicable, any deferral under this Section 9.2(d) shall be made in a manner intended to comply with or be exempt from the applicable requirements of Section 409A. Notwithstanding the foregoing, the Committee may exercise negative discretion by providing in a Performance-Based Cash Award the discretion to pay an amount less than otherwise would be provided under the applicable level of attainment of the performance goals.

(e)     Termination. Unless otherwise determined by the Committee at the time of grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), no Performance-Based Cash Award or pro rata portion thereof shall be payable to any Participant who incurs a Termination prior to the date such Performance-Based Cash Award is paid and the performance-Based Cash Awards only shall be deemed to be earned when actually paid.

ARTICLE X

CHANGE IN CONTROL PROVISIONS

10.1      In the event of a Change in Control of the Company, except as otherwise provided by the Committee in an Award agreement or otherwise in writing, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee:

(a)     Awards, whether or not then vested, may be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d), and Restricted Stock or other Awards may, where appropriate in the discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may decide to award additional Restricted Stock or any other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, any assumption or substitution of Incentive Stock Options shall be structured in a manner intended to comply with the requirements of Treasury Regulation §1.424-1 (and any amendments thereto).

(b)     Awards may be canceled in exchange for an amount of cash equal to the Change in Control Price (as defined below) per share of Common Stock covered by such Awards), less, in the case of an Appreciation

Award, the exercise price per share of Common Stock covered by such Award. The “Change in Control Price” means the price per share of Common Stock paid in the Change in Control transaction.

(c)     Appreciation Awards may be cancelled without payment, if the Change in Control Price is less than the exercise price per share of such Appreciation Awards.

Notwithstanding anything else herein, the Committee may provide for accelerated vesting or lapse of restrictions, of an Award at any time.

ARTICLE XI

TERMINATION OR AMENDMENT OF PLAN

Notwithstanding any other provision of the Plan, the Board, or the Committee (to the extent permitted by law), may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary or advisable to ensure that the Company may comply with any regulatory requirement referred to in Article XIII or Section 409A), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant and, provided further, without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (b) increase the maximum individual Participant limits under Section 4.1(b) (except by operation of Section 4.2); (c) change the classification of individuals eligible to receive Awards under the Plan; (d) extend the maximum term of Options; (e) alter the Performance Criteria; (f) other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Stock Options or Appreciation Awards, or cancel outstanding Stock Options or Appreciation Awards (where, prior to the reduction or cancellation, the exercise price exceeds the Fair Market Value on the date of cancellation) in exchange for cash, other Awards or Stock Options or Appreciation Awards with an exercise price that is less than the exercise price of the original Stock Options or Appreciation Awards; (g) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) or, to the extent applicable to Incentive Stock Options, Section 422 of the Code or (h) require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively; provided that no such amendment reduces the rights of any Participant without the Participant’s consent. Actions taken by the Committee in accordance with Article IV shall not be deemed to reduce the rights of any Participant.

Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award at any time without a Participant’s consent to comply with Section 409A or any other applicable law.

ARTICLE XII

UNFUNDED PLAN

The Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XIII

GENERAL PROVISIONS

13.1      Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates or book entry accounts for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national automated quotation system on which the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If necessary or advisable in order to prevent a violation of applicable securities laws or to avoid the imposition of public company reporting requirements, then, notwithstanding anything herein to the contrary, any stock-settled Awards shall be paid in cash in an amount equal to the Fair Market Value on the date of settlement of such Awards.

13.2      Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.3      No Right to Employment/Consultancy/Directorship. Neither the Plan nor the grant of any Award thereunder shall give any Participant or other person any right to employment, consultancy or directorship by the Company or any Affiliate, or limit in any way the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

13.4      Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash thereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

13.5      No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided in the Plan or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

13.6      Listing and Other Conditions. If at any time counsel to the Company shall be of the opinion that any offer or sale of Common Stock pursuant to an Award is or may be unlawful or prohibited, or will or may result in the imposition of excise taxes on the Company, under the statutes, rules or regulations of any applicable jurisdiction or under the rules of the national securities exchange on which the Common Stock then is listed, the Company shall have no obligation to make such offer or sale, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to the Common Stock or Awards, and the right to exercise any Option or Exercisable Award shall be suspended until, in the opinion of said counsel, such offer or sale shall be lawful, permitted or will not result in the imposition of excise taxes on the Company.

13.7      Governing Law. The Plan and matters arising under or related to it shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to its principles of conflicts of laws.

13.8      Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (a) ”or” shall mean “and/or” and (b) ”including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

13.9      Other Benefits. No Award, whether at grant or payment, shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates or shall affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, unless expressly provided to the contrary in such benefit plan.

13.10      Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Awards.

13.11      No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and each Award to an individual Participant need not be the same.

13.12      Death/Disability. The Committee may require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary or advisable to establish the validity of the transfer of an Award. The Committee also may require that the transferee agree to be bound by all of the terms and conditions of the Plan.

13.13      Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or advisable for the administration and operation of the Plan and the transaction of business thereunder.

13.14      Section 409A. Although the Company does not guarantee to a Participant the particular tax treatment of any Award, all Awards are intended to comply with, or be exempt from, the requirements of Section 409A and the Plan and any Award agreement shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award constitutes “non-qualified deferred compensation” pursuant to Section 409A (a “Section 409A Covered Award”), it is intended to be paid in a manner that will comply with Section 409A. In no event shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A or for any damages for failing to comply with Section 409A. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:

(a)     A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of any such provision of a Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean separation from service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s separation from service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 13.14(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s separation from service or, if earlier, on the date of the Participant’s death.

(b)     With respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, the settlement of such Award shall not occur until the earliest of (i) the Change in Control if such Change in Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code, (ii) the date such Award otherwise would be settled pursuant to the terms of the applicable Award agreement and (iii) the Participant’s “separation from service” within the meaning of Section 409A, subject to Section 13.14(a).

(c)     For purposes of Code Section 409A, a Participant’s right to receive any installment payments under the Plan or pursuant to an Award shall be treated as a right to receive a series of separate and distinct payments.

(d)     Whenever a payment under the Plan or pursuant to an Award specifies a payment period with reference to a number of days (e.g., “payment shall be made within 30 days following the date of termination”), the actual date of payment within the specified period shall be within the sole discretion of the Company.

13.15      Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate.

13.16      Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

13.17      Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

13.18      Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

13.19      Recoupment. All Awards granted or other compensation paid by the Company under the Plan, including any shares of Common Stock issued under any Award thereunder, will be subject to: (i) any compensation recapture policies established by the Board or the Committee from time to time and in effect at the time of grant of the Award, and (ii) any compensation recapture policies to the extent required pursuant to any applicable law (including, without limitation, the Dodd-Frank Act) or the rules and regulations of any national securities exchange on which the shares of Common Stock are then traded.

13.20      Reformation. If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.

13.21      Electronic Communications. Notwithstanding anything else herein to the contrary, any Award agreement, notice of exercise of an Exercisable Award, or other document or notice required or permitted by the Plan or an Award that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures also may be electronic if permitted by the Committee. The term “written agreement” as used in the Plan shall include any document that is delivered and/or accepted electronically.

13.22      Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

13.23      Transition Period. The Plan has been adopted by the Board prior to the occurrence of a Registration Date. The Plan is intended to constitute a plan described in Treasury Regulation Section 1.162-27(f)(1).

ARTICLE XIV

EFFECTIVE DATE OF PLAN

The Plan was adopted by the Board on                       , 2014, effective on such date (the “Effective Date”). The Plan was approved by the stockholders of the Company on                       , 2014.

ARTICLE XV

TERM OF PLAN

No Award shall be granted on or after the tenth anniversary of the earlier of (a) the date the Plan is adopted or (b) the date of stockholder approval of the Plan, provided that Awards granted prior to such tenth anniversary may extend beyond that date in accordance with the terms of the Plan. Following the Transition Period, the Company may seek stockholder reapproval of the Performance Criteria and to the extent that such stockholder approval is obtained no later than the first shareholder meeting that occurs in the fifth year following the year in which such stockholders previously approved the Performance Criteria. Awards (other than Stock Options or stock appreciation rights) may be based on such Performance Criteria in order to qualify for the “performance-based compensation” exception under Section 162(m) of the Code.

EXHIBIT A

PERFORMANCE CRITERIA

Performance goals established for purposes of the grant or vesting of performance-based Awards of Restricted Stock, Other Stock-Based Awards or Performance-Based Cash Awards that are intended to be “performance-based” under Section 162(m) shall be based on one or more of the following performance criteria (“Performance Criteria”):

(1)	enterprise value or value creation targets;

(2)	income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit;

(3)	cash flow including, but not limited to, from operations or free cash flow;

(4)

specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances or other offsets and adjustments as may be established by the Committee;

(5)	net sales, revenues, net income or earnings before income tax or other exclusions;

(6)	operating margin; return on operating revenue or return on operating profit;

(7)	return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets;

(8)	market capitalization, fair market value of the shares of the Company’s Common Stock, franchise value (net of debt), economic value added;

(9)	total stockholder return or growth in total stockholder return (with or without dividend reinvestment);

(10)	proprietary investment results;

(11)	estimated market share;

(12)	expense management/control or reduction (including without limitation, compensation and benefits expense);

(13)	customer satisfaction;

(14)	technological improvements/implementation, new product innovation;

(15)	collections and recoveries;

(16)	property/asset purchases;

(17)	litigation and regulatory resolution/implementation goals;

(18)	leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals);

(19)	risk management/implementation;

(20)	development and implementation of strategic plans or organizational restructuring goals;

(21)	development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals;

(22)	employee satisfaction or staff development;

(23)	formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance revenue or profitability or to enhance its customer base; or

(24)	completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets.

All Performance Criteria may be based upon the attainment of specified levels of the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) performance under one or more of the measures described above and may be measured relative to the performance of other corporations (or an affiliate, subsidiary, division, other operational unit, business segment or administrative department of another corporation or its affiliates). Any goal may be expressed as a dollar figure, on a percentage basis (if applicable) or on a per share basis, and goals may be either absolute, relative to a selected peer group or index, or a combination of both. To the extent permitted under Section 162(m), (including compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Except as otherwise determined by the Committee at grant, the measures used in Performance Criteria set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Committee consistent with the requirements of Code Section 162(m)(4)(C) of the Code and the regulations thereunder:

(a)     all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) or the financial statements of the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate);

(b)     all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) during the fiscal year or other applicable performance period; and

(c)     all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to changes in accounting principles or to changes in applicable law or regulations.

To the extent any Performance Criteria are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Criteria are set and, following the Transition Period, to the extent permitted under Section 162(m).

This proxy statement was printed in a facility that uses exclusively vegetable based inks, 100% renewable wind energy and releases zero VOC's in to the environment.

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Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4.

1.	Election of Directors:	For	Against	Abstain	+
	01 - Margot L. Carter	☐	☐	☐
	02 - Robert H. Schottenstein	☐	☐	☐
	03 - Michael H. Thomas	☐	☐	☐

		For	Against	Abstain
2.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐
		For	Against	Abstain
3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐
		For	Against	Abstain
4.	To approve the material terms and performance criteria of our 2014 Omnibus Incentive Plan.	☐	☐	☐	.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X	+

02T8XD

The 2018 Annual Meeting of Stockholders of Installed Building Products, Inc. will be conducted as a virtual meeting on May 31, 2018, at 10:00 a.m., Eastern Time, by means of a live webcast on the internet at www.meetingcenter.io/244001279. To vote your shares or submit questions during the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for the meeting is IBP2018.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Installed Building Products, Inc.	+

Notice of 2018 Annual Meeting of Stockholders

495 South High Street, Suite 50, Columbus, OH 43215

Proxy Solicited by the Board of Directors

Jeffrey W. Edwards and Michael T. Miller, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Installed Building Products, Inc. to be held on May 31, 2018 or at any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted:

•	FOR the election of Margot L. Carter, Robert H. Schottenstein and Michael H. Thomas as directors to serve for three-year terms;
•	FOR the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;
•	FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and
•	FOR the approval of the material terms and performance criteria of our 2014 Omnibus Incentive Plan.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+